     As filed with the Securities and Exchange Commission February 29, 2008


                                              File Nos. 002-67052 and 811-03023
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               -----------------

                                    FORM N-1A

                               -----------------

                        REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 226


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 227


                                   FORUM FUNDS
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                                  800-754-8757

                                  Velvet Regan
                          Citigroup Fund Services, LLC
                          100 Summer Street, Suite 1500
                                 Boston, MA 02110

                                   Copies to:

                             Robert J. Zutz, Esq.
                 Kirkpatrick Lockhart Gates Preston Ellis LLP
                               1601 K Street, N.W.
                             Washington, D.C. 20006

                               -----------------

It is proposed that this filing will become effective:



[ ]  immediately upon filing pursuant to Rule 485, paragraph (b)(1)

[X]  on March 1, 2008 pursuant to Rule 485, paragraph (b)(1)


[ ]  60 days after filing pursuant to Rule 485, paragraph (a)(1)


[ ]  on pursuant to Rule 485, paragraph (a)(1)


[ ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ]  on pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of series being registered:


Fountainhead Special Value Fund; Institutional Class and A Share Class of Dover Responsibility Fund; Institutional Class and A Share Class of Flag Investors-Equity Opportunity Fund and Flag Investors- Income Opportunity Fund


================================================================================

[LOGO] DOVER
THE CORPORATE
RESPONSIBILITY FUNDS


PROSPECTUS   MARCH 1, 2008


INSTITUTIONAL SHARES
A SHARES

Dover Responsibility Fund

THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                    [GRAPHIC]

                                    [GRAPHIC]



                                                              TABLE OF CONTENTS


   RISK/RETURN SUMMARY                                                     2

     Investment Objective                                                  2
     Principal Investment Strategies                                       2
     The Investment Process - Purchasing and Selling Portfolio Securities  4
     Principal Investment Risks                                            4
     Who May Want to Invest in the Fund                                    5

   PERFORMANCE INFORMATION                                                 6

   FEE TABLE                                                               8

   MANAGEMENT                                                             10

     The Adviser                                                          10
     The Portfolio Manager                                                10
     Other Service Providers                                              11
     Fund Expenses                                                        12

   YOUR ACCOUNT                                                           13

     How to Contact the Fund                                              13
     General Information                                                  13
     Buying Shares                                                        16
     Selling Shares                                                       21

   CHOOSING A SHARE CLASS                                                 26

     Exchange Privileges                                                  27
     Retirement Accounts                                                  28

   OTHER INFORMATION                                                      29

     Distributions                                                        29
     Taxes                                                                29
     Organization                                                         30

   FINANCIAL HIGHLIGHTS                                                   31

                                    [GRAPHIC]



RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND

COMMON STOCK means an ownership interest in a company and usually possesses voting rights and earns dividends.
CORPORATE TRANSPARENCY means how readily understood a company's operations are to outside observers.
FUNDAMENTAL ANALYSIS means the analysis of a company's financial condition to help forecast the future value of its stock price. This analysis includes a review of a company's balance sheet and income statement, asset history, earnings history, product or service development and management productivity. MARKET CAPITALIZATION means the aggregate value of a company's common stock in the stock market.

This Prospectus offers two classes of Dover Responsibility Fund (the "Fund"). Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $1,000,000. Institutional Shares are also available to financial institutions that intend to maintain an omnibus account with the Fund for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans such as 401(k) retirement plans; and (3) mutual fund platforms. A Shares are designed for retail investors purchasing Fund shares directly or through financial intermediaries.


INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, in the common stock of companies included in the S&P 500 Index/1/ that the Fund's adviser, Dover Investment Management LLC (the "Adviser"), believes demonstrate both the potential for attractive long-term stock performance and a high degree of corporate responsibility. To determine each firm's degree of corporate responsibility, the Adviser assesses its corporate governance practices, financial policies, and business transparency, as well as each firm's philanthropic giving as a proxy for its corporate reputation. The Adviser believes that companies which meet its investment criteria should offer the potential for long-term capital appreciation, while exhibiting reduced reputational risk, governance risk, and business failure risk.

The Adviser undertakes a two-stage process for selecting securities for the Fund. First, the Adviser uses qualitative and quantitative screens to score each firm in three major areas. Based on the results of these screens, the


--------
/1/ The S&P 500 Index is the property of The McGraw-Hill Companies, Inc. The
    McGraw-Hill Companies, Inc. is not affiliated with the Fund or the Adviser. The McGraw-Hill Companies, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this Prospectus.

                                    [GRAPHIC]





Adviser constructs an eligible investment universe of approximately 100 firms from the S&P 500 Index.

The first screen assesses the corporate governance policies of each firm. The Adviser seeks to purchase companies with exceptional boards of directors that provide effective oversight of executive management and represent the interests of all shareholders. As such, the Fund seeks to own firms that have:

  .  Predominance of independent directors on the board

  .  Single class of voting stock

  .  No majority ownership by a single person or group

  .  Significant stock ownership by directors and management

  .  Executive compensation aligned with shareholder interests

The second screen assesses the financial sustainability of each firm. The Adviser seeks to purchase companies with sustainable business models, responsible capital structures and transparent financial disclosures. As such, the Fund seeks to own firms that have:

  .  Transparent and well-conceived business models

  .  Capital structures that optimally balance leverage and liquidity

  .  Strong balance sheets and cash flow generation

  .  Investment-grade credit ratings, as defined by Standard & Poors

  .  Consistent history of positive cash flow generation

  .  Thorough financial disclosure to facilitate investment analysis

The third screen assesses the corporate reputation of each firm. The Adviser seeks to purchase companies with stellar relationships with their customers, shareholders, and the communities in which they operate. As such, the Fund seeks to own firms that have:

  . Significant levels of charitable giving, including product donations, financial contributions, and employee volunteerism

  . Strong relationships with clients, business partners, employees, shareholders and other commercial stakeholders

  .  Market share leadership positions in their major businesses

  .  Management teams that are good stewards of capital

The second stage of the process involves constructing a portfolio of approximately 50-60 companies from the eligible investment universe developed in the first stage. The Adviser typically selects the portfolio holdings based on an assessment of each industry

                                    [GRAPHIC]





group's relative attractiveness within a sector, as well as company-level fundamentals. Overall, the Fund aims to maintain sector neutrality with the S&P 500 Index.

THE INVESTMENT PROCESS - PURCHASING AND SELLING PORTFOLIO SECURITIES

On a periodic basis, the Adviser evaluates each of the companies included in the S&P 500 Index based on its screens for corporate governance, financial sustainability, and corporate reputation, and companies are added or deleted from the Fund's universe of eligible investments accordingly. The Adviser may adjust the holdings of the Fund on an ongoing basis based on changes in a company's fundamentals or the attractiveness of its industry group.

The entire portfolio will also be subject to systematic rebalancing trades in order to bring the portfolio's overall sector weightings in line with the S&P 500 Index. The Fund does not intend to purchase or sell securities for short-term trading purposes.

In circumstances in which favorable equity investments are not identified, the Fund typically intends to invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, bankers' acceptances and time deposits). Such a position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective to the extent it is invested in cash or cash equivalents.


PRINCIPAL INVESTMENT RISKS

GENERAL RISKS An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to the company, as well as general market, economic and political conditions. The Fund's net asset value ("NAV") and investment return will fluctuate based on changes in value of its portfolio securities. The market value of the Fund's securities is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

  .  The stock market may go down;


  . The stock market may not recognize the value of the stocks in the Fund's portfolio; or


  .  The Adviser's strategy may fail to produce the intended results.

                                    [GRAPHIC]





COMPANY RISK The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.


PHILANTHROPIC RISK The Adviser's investment strategy may be difficult to implement or less likely to achieve success if:

  . Significant changes to accounting and/or government tax policies occur which result in changes to corporate donation patterns;

  . Companies fail to disclose accurate information concerning their philanthropic giving; or

  . Shareholder proposals to prohibit corporate philanthropic giving are approved by company shareholders.


WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  .  Want a fund that invests in stocks in the S&P 500 Index;

  .  Are willing to accept price fluctuations in your investment; and

  .  Are willing to tolerate risks associated with common stock investments.

The Fund may NOT be appropriate for you if you:

  . Want an investment that pursues market trends or focuses only on particular sectors or industries;

  .  Need regular income or stability of principal; or

  .  Are pursuing a short-term goal or investing emergency reserves.

                                    [GRAPHIC]



PERFORMANCE INFORMATION


The following chart and table illustrate the Fund's returns as of December 31, 2007. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements, performance would have been lower.


PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.


The following chart shows the annual total return for the Fund's Institutional Shares for each full calendar year ended December 31.

                                    [CHART]

    2006     2007
   ------   ------
   16.06%   3.86%



During the period shown the highest return was 6.60% for the quarter ended September 30, 2006 and the lowest return was (3.72%) for the quarter ended December 31, 2007.

                                    [GRAPHIC]






The following compares the Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale of Fund shares as of December 31, 2007 to the S&P 500 Index(R). Performance Information for A Shares reflects the deduction of the maximum share load.



                                                          SINCE INCEPTION
                 INSTITUTIONAL SHARES             1 YEAR    (05/05/05)
      Return Before Taxes                           3.86%      9.26%
      Return After Taxes on Distributions           3.25%      8.60%
      Return After Taxes on Distributions
        and Sale of Fund Shares                     3.33%      7.83%
      -------------------------------------------------------------------
      S&P 500 Index(R) (reflects no deduction for
        fees, expenses or taxes                     5.49%     10.91%
                                                          SINCE INCEPTION
                       A SHARES                   1 YEAR    (06/06/05)
      Return Before Taxes                         (0.75)%      6.78%
      Return After Taxes on Distributions         (1.25)%      6.16%
      Return After Taxes on Distributions
        and Sale of Fund Shares                     0.17%      5.68%
      -------------------------------------------------------------------
      S&P 500 Index(R) (reflects no deduction for
        fees, expenses or taxes                     5.49%     10.31%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes may exceed the Fund's other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index(R) is the Fund's benchmark index and is a market index of common stocks. The S&P 500 Index(R) is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's(R) performance does not reflect the effect of expenses.

                                    [GRAPHIC]



FEE TABLE

The following table describes the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class' assets and are factored into a Fund class' share price rather than charged directly to shareholder accounts.


SHAREHOLDER FEES                                       DOVER RESPONSIBILITY FUND
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                      INSTITUTIONAL        A
                                                         SHARES          SHARES
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of the offering price)         None        4.50%/(1)/
Maximum Sales Charge (Load) Imposed on
  Reinvested Distributions                                  None         None
Maximum Deferred Sales Charge (Load) Imposed on
  Redemptions (as a percentage of the lesser of
  (1) the NAV or (2) the initial cost of shares being
  redeemed)                                                 None         None/(2)/
Redemption Fee (as a percentage of amount
  redeemed)                                                1.00%/(3)/   1.00%/(3)/
Exchange Fee (as a percentage of amount redeemed)          1.00%/(3)/   1.00%/(3)/
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                            0.80%        0.80%
Distribution (12b-1) Fees                                   None        0.25%
Other Expenses/(4)/                                        4.74%        5.39%
TOTAL ANNUAL FUND OPERATING EXPENSES/(4)/                  5.54%        6.44%
WAIVERS AND REIMBURSEMENTS/(5)/                          (4.29)%      (4.94)%
NET EXPENSES/(5)/                                          1.25%        1.50%



/(1)/The sales charge declines with certain increases in the amount invested.
     An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if your Class A shares purchase meets certain requirements. Because of rounding of the calculation in determining sales charges, the charges may be more or less than what is shown in the table.

/(2)/A contingent deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within one year of purchase.

                                    [GRAPHIC]




/(3)/Shares redeemed or exchanged within 90 days of purchase will be charged a fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares - Redemption Fee" and "Exchange Privileges" for additional information.

/(4)/The expense information has been restated to reflect current fees. /(5)/Effective March 1, 2008, based on contractual waivers through March 1,
    2009, the Adviser has agreed to waive its fee and reimburse Fund expenses to the extent that the total annual fund operating expenses of Institutional Shares exceed 1.25% and A Shares exceed 1.50% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses). The contractual waivers and expense reimbursements may be changed or eliminated with the consent of the Board of Trustees at any time.


EXAMPLE


The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in one of the Fund's classes (paying the maximum sales charge with respect to A Shares) and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Fund's Net Expenses stated in the previous table apply for the first year only, that the Fund's Total Annual Operating Expenses apply to years two through ten and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                 INSTITUTIONAL
                                    SHARES     A SHARES
                        1 Year      $  127      $  596
                        3 Years     $1,271      $1,851
                        5 Years     $2,402      $3,070
                        10 Years    $5,176      $5,967


If you do not sell your shares at the end of the period:


                                 INSTITUTIONAL
                                    SHARES     A SHARES
                        1 Year      $  127      $  596
                        3 Years     $1,271      $1,851
                        5 Years     $2,402      $3,070
                        10 Years    $5,176      $5,967

                                    [GRAPHIC]



MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the SAI.

THE ADVISER


The Fund's Adviser is Dover Investment Management LLC, 140 Greenwich Avenue, Greenwich, CT 06830. Founded in 2003, the Adviser provides investment advisory services to institutional and individual investors. The Adviser is a Registered Investment Adviser. The Adviser is a wholly-owned subsidiary of Dover Management LLC. The Adviser's principals are engaged in the business of investment advisory services on behalf of clients, which include corporate and public retirement plans, foundations, educational institutions, charitable organizations, family offices and individuals. The Adviser receives an advisory fee of 0.80% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2007, the Adviser received an advisory fee of 0.89% of the average daily net assets of the Fund. During the same period, the Adviser waived its entire fee.

Based on contractual waivers effective March 1, 2008 through March 1, 2009, the Adviser has agreed to waive its fee and reimburse Fund expenses to the extent that the total annual fund operating expenses of Institutional Shares exceed 1.25% and A Shares exceed 1.50%. The contractual waivers may be changed or eliminated only with the consent of the Board.

As of January 31, 2008, the Adviser had approximately $50 million in assets under management.

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and the Adviser will be available in the Fund's semi-annual report for the period ending April 30, 2008.


THE PORTFOLIO MANAGER


Mr. Douglas R. Cliggott and Mr. Michael G. Kassab are the portfolio managers for the Fund and manage the portfolio by utilizing a team-based approach. Together, Messrs. Cliggott and Kassab perform all of the functions related to the management of the portfolio.

                                    [GRAPHIC]






DOUGLAS R. CLIGGOTT has been a portfolio manager of the Fund since December 2006. He joined the Adviser in 2006 where, along with the day-to-day management of the Fund, he serves as Chief Investment Officer. Prior to joining the Adviser, Doug served as President and Chief Investment Officer of Race Point Asset Management, LLC (2005-2006) where he managed an alternative investment fund. He also served from 2002 until 2004 as the President of B&P Research, a Swedish based investment firm, where he advised portfolio managers on U.S. macro events and sector strategies. From 1996 until 2002, Doug was the U.S. Equity Market Strategist at J.P. Morgan Securities where he developed a framework for sector and industry allocation. He also worked as a strategist and economist at Merrill Lynch, Den Danske Bank, Alfred Berg and the Conference Board. He holds a Bachelor of Arts in Economics degree from the University of Massachusetts and a Masters in Economics degree from The New School.

MICHAEL G. KASSAB has been a portfolio manager of the Fund since October 2007. He originally joined the Adviser in 2004 as an investment analyst and played a key role in the development and launch of the Fund. After a brief departure, Michael rejoined the Adviser in October 2007 to serve as a portfolio manager of the Fund. His previous investment experience includes several years at Gabelli Asset Management and Jefferies Asset Management, where he served as an investment analyst and concentrated his efforts within the consumer, industrial, energy and financial sectors. Michael began his career at Arthur Andersen LLP and provided audit services to clients in the consumer goods and pharmaceuticals industries. Mr. Kassab received an M.B.A. from Columbia Business School and a B.S. in Accounting & Economics from Fairfield University. He is both a CFA charterholder and a Certified Public Accountant.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.


OTHER SERVICE PROVIDERS


Citi Fund Services, LLC ("Citi") provides certain administration, portfolio accounting and transfer agency services to the Fund.


Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and

                                    [GRAPHIC]








Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citi or its affiliates.


FUND EXPENSES

The Fund pays its own expenses out of its own assets. Expenses of each share class include that class's own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund or class. Any fee waiver or expense reimbursement increases the Fund's investment performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                    [GRAPHIC]



                                                                   YOUR ACCOUNT

HOW TO CONTACT THE FUND

ON THE INTERNET AT:

 www.doverfunds.com

WRITE TO US AT:
 Dover Responsibility Fund

 P.O. Box 182218
 Columbus, Ohio 43218-2218

OVERNIGHT ADDRESS:
 Dover Responsibility Fund

 3435 Stelzer Road
 Columbus, Ohio 43219

TELEPHONE US AT:
 (888) DOVER-55
 (888) 368-3755 (toll free)
WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
 Citibank, N.A.
 New York, New York
 ABA #021000089
FOR CREDIT TO:
 Citigroup Fund Services, LLC
 Account # 30576692
 Dover Responsibility Fund
 (Your Name)
 (Your Account Number)

GENERAL INFORMATION


You may purchase, sell (redeem) or exchange shares of each Fund class on each weekday that the New York Stock Exchange ("NYSE") is open. Under unusual circumstances, the Fund may accept and process orders when the NYSE is closed if deemed appropriate by the Trust's officers.

You may purchase, redeem or exchange shares of each Fund class at the NAV of a share of that class next calculated, plus any applicable sales charge (or minus any applicable sales charge in the case of a redemption or exchange), after the transfer agent receives your request in proper form (as described in this Prospectus on pages 13 through 27). For instance, if the transfer agent receives your purchase, redemption or exchange request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV of the applicable Fund class, plus the applicable sales charge (or minus any applicable sales charge in the case of a redemption or exchange). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements detailing the Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by the quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund also reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.


WHEN AND HOW NAV IS DETERMINED Each class calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each weekday except days when the NYSE is closed. Under unusual circumstances, each Fund class may accept and process orders when the NYSE is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

                                    [GRAPHIC]





The NAV of each Fund class is determined by taking the market value of the class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class.


The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on the business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which the Fund's security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV; or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined using market quotes.


TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

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                                    [GRAPHIC]





The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative or transfer agent servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

The Fund may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Adviser may, at its own expense, compensate the financial institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the financial institutions. Certain financial institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. The Adviser or the Fund (if approved by the Board) may pay fees to these financial institutions for their services. The Adviser may also compensate a financial institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the financial institution about the Fund and shareholder financial planning needs, providing placement on the financial institution's list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the financial institution. Such payments may create an incentive for the financial institutions to recommend that you purchase Fund shares. For additional information, please refer to the Fund's SAI.


NYSE HOLIDAY SCHEDULE The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent that the Fund's portfolio investments trade in markets on days when the Fund is not open for business, the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on the days the Fund is open for business because markets or exchanges other than the NYSE may be closed.


15

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ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI and on the Fund's website at: http://www.doverfunds.com/ under "Portfolio Holdings Disclosure Policy."


BUYING SHARES

HOW TO MAKE PAYMENTS Unless purchased through a third-party financial institution, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

     CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Dover Responsibility Fund" or to one or more owners of the account and endorsed to "Dover Responsibility Fund." For all other accounts, the check must be made payable on its face to "Dover Responsibility Fund." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

                                                                             16

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     WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                      MINIMUM                MINIMUM
                                      INITIAL               ADDITIONAL
                                     INVESTMENT             INVESTMENT
                               INSTITUTIONAL A SHARES INSTITUTIONAL A SHARES
   Standard Accounts            $1,000,000    $5,000      $  0        $250
   Traditional and Roth IRAs    $1,000,000    $3,000      $  0        $250
   Systematic Investment Plans  $1,000,000    $2,000      $250        $250

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

17

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                                    [GRAPHIC]





ACCOUNT REQUIREMENTS

                  TYPE OF ACCOUNT             REQUIREMENT
              INDIVIDUAL, SOLE          . Instructions must be
              PROPRIETORSHIP AND JOINT    signed by all persons
              ACCOUNTS                    required to sign
              Individual Accounts are     exactly as their names
              owned by one person, as     appear on the account
              are sole proprietorship
              accounts. Joint accounts
              have two or more owners
              (tenants)
              GIFTS OR TRANSFERS TO A   . Depending on state
              MINOR                       laws, you can set up a
              (UGMA, UTMA)                custodial account
              These custodial accounts    under the UGMA or the
              provide a way to give       UTMA
              money to a child and      . The custodian must
              obtain tax benefits         sign instructions in a
                                          manner indicating
                                          custodial capacity
              BUSINESS ENTITIES         . Submit a certified
                                          copy of its articles
                                          of incorporation (a
                                          government issued
                                          business license or
                                          other document that
                                          reflects the existence
                                          of the entity) and
                                          corporate resolution
                                          or secretary's
                                          certificate
              TRUSTS                    . The trust must be
                                          established before an
                                          account can be opened
                                        . Provide the first and
                                          signature pages from
                                          the trust document
                                          identifying the
                                          trustees

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted,

                                    [GRAPHIC]




the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and you will not be able to recoup any sales charges or redemption fees.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.


The Fund will only accept new account applications that (1) reflect a residential or business address located within the United States or its territories or (2) reflect a United States Military address. All new accounts must also be associated with a valid United States taxpayer identification number.


LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities, and these expenses are borne by Fund shareholders.


Focus is placed on identifying redemption transactions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

                                    [GRAPHIC]





INVESTMENT PROCEDURES


             HOW TO OPEN AN ACCOUNT    HOW TO ADD TO YOUR ACCOUNT
            THROUGH A FINANCIAL
            ADVISER
            . Contact your adviser
              using the method that
              is most convenient for
              you.
            BY CHECK                  BY CHECK
            . Call, log onto our      . Fill out an investment slip
              website                   from a confirmation or
              www.doverfunds.com or     write us a letter
              write us for an         . Write your account number
              account application       on your check
            . Complete the            . Mail us the slip (or your
              application (and other    letter) and the check
              required documents)
            . Mail us your original
              application (and other
              required documents)
              and a check
            BY WIRE                   BY WIRE
            . Call or write us for    . Call to notify us of your
              an account application    incoming wire
            . Complete the            . Instruct your U.S.
              application (and other    financial institution to
              required documents)       wire your money to us
            . Call us to fax the
              completed application
              (and other required
              documents) and we will
              assign you an account
              number
            . Mail us your original
              application (and other
              required documents)
            . Instruct your U.S.
              financial institution
              to wire your money to
              us
            BY ACH PAYMENT            BY SYSTEMATIC INVESTMENT
            . Call or write us for    . Complete the systematic
              an account application    investment section of the
            . Complete the              application
              application (and other  . Attach a voided check to
              required documents)       your application
            . Call us to fax the      . Mail us your original
              completed application     application and voided check
              (and other required     . We will electronically
              documents) and we will    debit your purchase
              assign you an account     proceeds from the financial
              number                    institution account
            . Mail us your original     identified on your account
              application (and other    application
              required documents)
            . We will electronically
              debit your purchase
              proceeds from the
              financial institution
              account identified on
              your account
              application


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


                                    [GRAPHIC]





SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund class processes redemption orders received in good order promptly. Under normal circumstances, a Fund class will send redemption proceeds to you within a week. If a Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

21

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                                    [GRAPHIC]






                     HOW TO SELL SHARES FROM YOUR ACCOUNT
                    THROUGH A FINANCIAL ADVISOR
                    . Contact your advisor by the method
                      that is most convenient for you
                    BY MAIL
                    . Prepare a written request including:
                     . Your name(s) and signature(s)
                     . Your account number
                     . The Fund name
                     . The dollar amount or number of
                       shares you want to sell
                     . How and where to send the redemption
                       proceeds
                    . Obtain a signature guarantee (if
                      required)
                    . Obtain other documentation (if
                      required)
                    . Mail us your request and documentation
                    BY WIRE OR ACH
                    . Wire or ACH redemptions are only
                      available if your redemption is for
                      $5,000 (except for systematic
                      withdrawals) or more and you did not
                      decline wire redemption privileges on
                      your account application
                    . Call us with your request (unless you
                      declined telephone redemption
                      privileges on your account
                      application) (see "By Telephone") OR
                    . Mail us your request (see "By Mail")
                    BY TELEPHONE
                    . Call us with your request (unless you
                      declined telephone redemption
                      privileges on your account
                      application)
                    . Provide the following information:
                     . Your account number
                     . Exact name(s) in which the account
                       is registered
                     . Additional form of identification
                    . Redemption proceeds will be:
                     . Mailed to you OR
                     . Wired to you (unless you declined
                       wire redemption privileges on your
                       account application) (see "By Wire")
                    SYSTEMATICALLY
                    . Complete the systematic withdrawal
                      section of the application
                    . Attach a voided check to your
                      application
                    . Mail us your original application
                    . Redemption proceeds will be
                      electronically credited to your
                      account at the financial institution
                      identified on your account application

                                    [GRAPHIC]





WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption order may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  .  Written requests to redeem $100,000 or more

  .  Changes to a shareholder's record name

  . Redemptions from an account for which the address or account registration has changed within the last 30 days


  . Sending redemption and distribution proceeds to any person, address or financial institution account not on record


  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  . Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

                                    [GRAPHIC]





SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) with respect to A Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares, the applicable Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).


REDEMPTION FEE The sale of the Fund's shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 90 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.


There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

  . Redemptions in a deceased shareholder account if such an account is registered in the deceased's name

  . Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)

  .  Redemptions of shares purchased through a dividend reinvestment program

  .  Redemptions pursuant to a systematic withdrawal plan

  . Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code ("IRC") or a plan operating consistent with
     Section 403(b) of the IRC.

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                                    [GRAPHIC]





LOST ACCOUNTS The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two or more occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the Transfer Agent locates you.

                                    [GRAPHIC]



CHOOSING A SHARE CLASS

The Fund offers two classes of shares, each of which is designed for specific investors. Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules for the Fund before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you. The following is a summary of the differences between Institutional Shares and A Shares for the Fund:


                INSTITUTIONAL SHARES            A SHARES
              . Designed for eligible   . Designed for retail
                institutions              investors investing
                (financial                individually or
                institutions,             through financial
                corporations, trusts,     institutions
                estates and religious   . Initial sales charge
                and charitable            of 4.50% or less
                organizations),         . No initial sales
                employee benefit plans    charge on purchases of
                with assets of at         $1 million or more
                least $10 million, and  . Deferred sales charge
                registered investment     of 1.00% on purchases
                advisers or financial     of $1 million or more
                planners purchasing       redeemed in whole or
                shares on behalf of       in part within twelve
                clients and who charge    months of purchase
                asset-based or hourly
                fees
              . No initial or deferred
                sales charges
              . Lower expense ratio
                than A Shares



When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in A Shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund's investment objectives, principal investment strategies and principal risks as well as factors listed above to determine which fund and share class is most appropriate for your situation.

                                    [GRAPHIC]






SALES CHARGE SCHEDULE - A SHARES An initial sales charge is assessed on purchases of A Shares as follows:



                                        SALES CHARGE (LOAD)
                                           AS % OF/(1)/:
                                          PUBLIC     NET ASSET
    AMOUNT OF PURCHASE                OFFERING PRICE   VALUE   REALLOWANCE %
    $0 but less than $100,000             4.50%        4.71%       4.00%
    $100,000 but less than $250,000       3.50%        3.63%       3.00%
    $250,000 but less than $500,000       2.50%        2.56%       2.25%
    $500,000 but less than $1,000,000     1.50%        1.52%       1.25%
    $1,000,000 and up/(2)/                0.00%        0.00%       0.00%



/(1)/Rounded to the nearest one-hundredth percent. Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% will be charged on purchases of $1 million or more that are redeemed within twelve months of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the adviser may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

REDUCED SALES CHARGES - A SHARES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are

                                    [GRAPHIC]





maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sale charge under ROA, the Fund or its agent will combine the value of your current purchase with the value of Fund A Shares, as applicable (as of the fund's prior business day), that were purchased previously for accounts (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse (iv) in the name of your minor child under the age of 21, and (v) sharing the same mailing address ("Accounts").

TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

  . Information or records regarding Fund A Shares, as applicable, held in all accounts in your name at the transfer agent;

  . Information or records regarding A Shares, as applicable, held in all accounts in your name at a financial intermediary; and

  . Information or records regarding A Shares, as applicable, for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund's A Shares, as applicable, in Accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction. If incurred, these charges may be deducted directly from your account. Accounts subject to the LOI must be specifically identified in the LOI.


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


                                    [GRAPHIC]






ELIMINATION OF INITIAL SALES CHARGES - A SHARES Certain persons may also be eligible to purchase A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

  . A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;

  . Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee;

  . Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a dealer; the spouse, life partner, or minor children under 21 of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person or relative;

  .  Any person who is reinvesting dividends or distributions; or

  . Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund.

The Fund requires appropriate documentation of an investor's eligibility to purchase A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.


CONTINGENT DEFERRED SALES CHARGE SCHEDULE - A SHARES A CDSC of 1.00% is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole in part within twelve months of purchase for the Fund.

The CDSC is paid on the lower of the NAV or the initial cost of the shares redeemed. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.


Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of 1.00% of the offering price of A Shares.

                                    [GRAPHIC]





Sales charge information regarding the Fund is available free of charge on the Fund's website at: http://www.doverfunds.com/.

RULE 12B-1 FEES The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay the Distributor or other such entities as approved by the Board, as compensation for the distribution or shareholder service-related services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of A Shares. The Distributor may pay any or all amounts received under the Rule 12b-1 plan to other persons, including the Adviser, for any distribution or service activity with respect to A Shares.


Because the Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

EXCHANGE PRIVILEGES


You may exchange your Fund shares for shares of certain other mutual funds, including other Trust series. For a list of mutual funds available for exchange, call the transfer agent. Not all funds available for exchange may be available for purchase in your state. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. The Fund reserves the right to refuse any exchange request, particularly requests that could adversely affect the Fund or its operations. Please also see "Limitations on Frequent Purchases and Redemptions."


In addition, if you exchange shares within 90 days of purchase, you will be charged a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares - Redemption Fee" above for additional information. To calculate redemption fees, each Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time.

                                    [GRAPHIC]





REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone, unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.


                               HOW TO EXCHANGE
                           THROUGH A FINANCIAL
                           ADVISER
                           . Contact your adviser
                             by the method that is
                             most convenient for you
                           BY MAIL
                           . Prepare a written
                             request including:
                            . Your name(s) and
                              signature(s)
                            . Your account number
                            . The names of each
                              fund you are
                              exchanging
                            . The dollar amount or
                              number of shares you
                              want to sell (and
                              exchange)
                           . Open a new account and
                             complete an account
                             application if you are
                             requesting different
                             shareholder privileges
                           . Obtain a signature
                             guarantee, if required
                           . Mail us your request
                             and documentation
                           BY TELEPHONE
                           . Call us with your
                             request (unless you
                             declined telephone
                             redemption privileges
                             on your account
                             application)
                           . Provide the following
                             information:
                            . Your account number
                            . The name of each fund
                              you are exchanging
                            . The dollar amount or
                              number of shares you
                              want to sell (and
                              exchange)
                            . Exact name(s) in
                              which account is
                              registered
                            . Additional form of
                              identification


RETIREMENT ACCOUNTS

You may also invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                    [GRAPHIC]



OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.


All distributions of the Fund are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.


TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.


Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund

                                    [GRAPHIC]




shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                    [GRAPHIC]



FINANCIAL HIGHLIGHTS


The following table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Data presented is for the Fund's Institutional and A Shares. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements for the period ended October 31, 2007, which has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Annual Report dated October 31, 2007, which is available upon request, without charge and on the Fund's website at www.doverfunds.com.


These financial highlights reflect selected data for a share outstanding throughout each period.




                                                                    MAY 5, 2005/(A)
                                            YEAR ENDED, YEAR ENDED,    /THROUGH
                                            OCTOBER 31, OCTOBER 31,   OCTOBER 31,
                                               2007        2006          2005
INSTITUTIONAL SHARES
NET ASSET VALUE,
 BEGINNING OF YEAR                            $11.78      $10.15        $10.00
                                              ------      ------        ------
INVESTMENT OPERATIONS
  Net investment income (loss)/(b)/             0.17        0.13          0.04
  Net realized and unrealized gain (loss)       1.36        1.53          0.11/(c)/
                                              ------      ------        ------
Total from Investment Operations                1.53        1.66          0.15
                                              ------      ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM
Net investment income                          (0.14)      (0.03)            -
Net realized investment gains                  (0.44)          -             -
                                              ------      ------        ------
Total Distributions to Shareholders            (0.58)      (0.03)            -
                                              ------      ------        ------
NET ASSET VALUE,
 END OF YEAR                                  $12.73      $11.78        $10.15
                                              ======      ======        ======
TOTAL RETURN                                   13.50%      16.37%         1.50%/(d)/
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)   $6,801      $2,707        $1,321
Ratios to Average Net Assets:
Net investment income (loss)                    1.37%       1.15%         0.74%/(f)/
Net expenses                                    0.75%       0.90%         1.25%/(f)/
Gross expenses/(g)/                             5.03%       8.17%        23.94%/(f)/
PORTFOLIO TURNOVER RATE                           60%         63%           18%/(d)/



/(a)/Commencement of operations.
/(b)/Calculated based on average shares outstanding during the period.
/(c)/Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
/(d)/Not annualized for periods less than one year.
/(e)/Total return excludes the effect of the applicable sales load. /(f)/Annualized for periods less than one year.
/(g)/Reflects the expense ratio excluding any waivers, expenses paid indirectly, and/or reimbursements.
/(h)/Less than $0.01 per share.

                                    [GRAPHIC]





These financial highlights reflect selected data for a share outstanding throughout each period.


                                                                    JUNE 6, 2005/(A)/
                                            YEAR ENDED, YEAR ENDED,     THROUGH
                                            OCTOBER 31, OCTOBER 31,   OCTOBER 31,
                                               2007        2006           2005
A SHARES
NET ASSET VALUE,
 BEGINNING OF YEAR                            $11.75      $10.11         $10.16
                                              ------      ------         ------
INVESTMENT OPERATIONS
  Net investment income (loss)/(b)/             0.17        0.11              -/(h)/
  Net realized and unrealized gain (loss)       1.35        1.53          (0.05)
                                              ------      ------         ------
Total from Investment Operations                1.53        1.64          (0.05)
                                              ------      ------         ------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net investment income                        (0.14)          -              -
  Net realized investment gains                (0.44)          -              -
                                              ------      ------         ------
Total Distributions to Shareholders            (0.58)          -              -
                                              ------      ------         ------
REDEMPTION FEES/(B)/                               -           -              -/(h)/
                                              ------      ------         ------
NET ASSET VALUE, END OF YEAR                  $12.69      $11.75         $10.11
                                              ======      ======         ======
TOTAL RETURN/(E)/                              13.49%      16.22%         (0.49)%/(d)/
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)   $1,424      $  826         $  548
Ratios to Average Net Assets:
Net investment income (loss)                    1.40%       1.02%          0.12%/(f)/
Net expenses                                    0.75%       1.04%          1.75%/(f)/
Gross expenses/(g)/                             6.74%      12.39%         34.67%/(f)/
PORTFOLIO TURNOVER RATE                           60%         63%            18%/(d)/

                                     Dover
                              Responsibility Fund

                             FOR MORE INFORMATION
           The following documents are available free upon request:

                          ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
       The SAI provides more detailed information about the Fund and is incorporated by reference, and thus is a part of, this Prospectus.

                              CONTACTING THE FUND
  You can get free copies of the annual/semi-annual reports, the SAI, request other information and discuss your questions about the Fund by contacting the
                                   Fund at:

                           Dover Responsibility Fund

                                P.O. Box 182218
                           Columbus, Ohio 43218-2218

                   Telephone 1-888-DOVER-55 (1-888-368-3755)

                              www.doverfunds.com

 The Fund's prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Fund's website at http://www.doverfunds.com


                SECURITIES AND EXCHANGE COMMISSION INFORMATION
   You can also review the Fund's annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and
   Exchange Commission ("SEC"). Scheduled hours of operation for the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov.

Free copies of the annual/semi-annual reports and the SAI are available from the
                         SEC's web site at www.sec.gov



                   Investment Company Act File No. 811-3023


                                                         DISTRIBUTOR
                                                 Foreside Fund Services, LLC
                                                  http://www.foresides.com/



                                  109-PU-0308

[LOGO] FLAG INVESTORS

                     EXPERIENCE. COMMITMENT. OPPORTUNITY.

                                  Prospectus

                                    Equity
                               Opportunity Fund

                                    Income
                               Opportunity Fund

                               CLASS A SHARES &
                          INSTITUTIONAL CLASS SHARES


                                 MARCH 1, 2008


  The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether the Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                              TABLE OF CONTENTS



               RISK/RETURN SUMMARY                            2

                 FLAG INVESTORS--EQUITY OPPORTUNITY FUND      2
                     INVESTMENT OBJECTIVE                     2
                     PRINCIPAL INVESTMENT STRATEGIES          2
                     PRINCIPAL INVESTMENT RISKS               3
                     WHO MAY WANT TO INVEST IN THE FUND       4
                     PERFORMANCE INFORMATION                  5

                 FLAG INVESTORS--INCOME OPPORTUNITY FUND      7
                     INVESTMENT OBJECTIVE                     7
                     PRINCIPAL INVESTMENT STRATEGIES          7
                     PRINCIPAL INVESTMENT RISKS               8
                     WHO MAY WANT TO INVEST IN THE FUND      10
                     PERFORMANCE INFORMATION                 11

               FEE TABLES                                    13

               MANAGEMENT                                    15

                     THE ADVISOR                             15
                     PORTFOLIO MANAGER                       15
                     OTHER SERVICE PROVIDERS                 16
                     FUND EXPENSES                           16

               ADVISOR'S PAST PERFORMANCE                    17

               YOUR ACCOUNT                                  19

                     HOW TO CONTACT THE FUNDS                19
                     GENERAL INFORMATION                     19
                     BUYING SHARES                           22
                     SELLING SHARES                          28
                     EXCHANGE PRIVILEGES                     30
                     CHOOSING A SHARE CLASS                  31
                     RETIREMENT ACCOUNTS                     35

               OTHER INFORMATION                             36

                     DISTRIBUTIONS                           36
                     TAXES                                   36
                     ORGANIZATION                            37

               FINANCIAL HIGHLIGHTS                          39

RISK/RETURN SUMMARY

This prospectus offers Class A and Institutional shares for each of Flag Investors--Equity Opportunity Fund and Flag Investors--Income Opportunity Fund (each a "Fund" and collectively, the "Funds").

FLAG INVESTORS--EQUITY OPPORTUNITY FUND

 CONCEPTS TO UNDERSTAND
 EQUITY SECURITY means an equity or ownership interest in a company including common and preferred stock.
 MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth of capital./(1)/

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities ("80% Policy"). Equity securities include common stock. While Alex. Brown Investment Management (the "Advisor") may purchase securities of companies of various market capitalizations, the focus is on larger companies within their industry. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The Fund's investment advisor follows an investment philosophy referred to as "flexible value."

/(1)/The Fund's investment objective may be changed by the Board of Trustees
     (the "Board") of the Fund without a shareholder vote.

The Advisor seeks to invest in the common stocks of companies that it believes are undervalued in the marketplace based on characteristics such as earnings, dividends, cash flow or asset values. Other factors such as earnings growth, industry position, the quality of management and management's focus on creating shareholder value are considered as well. As a result, this "flexible value" strategy does not attempt to label a stock as value or growth because the Advisor believes that growth is an integral part of the value equation. The Advisor may invest in traditional value stocks as well as the stocks of companies with high growth rates. The Advisor may also invest in foreign securities.

Potential investment opportunities are evaluated from a number of perspectives in an effort to select those that offer the most attractive return prospects. The Advisor's approach also attempts to take advantage of the market's short-term volatility, which may provide buying opportunities in stocks of companies that appear to have attractive long-term return potential.

THE ADVISOR'S PROCESS--PURCHASING PORTFOLIO SECURITIES The Advisor uses a research-intensive security selection process. Many characteristics of the underlying company are analyzed prior to purchasing its stock in the fund's portfolio. These include a company's market position, its current and potential financial strength, its earnings and free cash flow, and the effectiveness of its management team. The Advisor constructs its portfolio one stock at a time in seeking those with the best long-term potential, and may express its conviction in its favorite holdings through increased weightings. The Advisor does not limit its investments to securities of a particular market cap range but the focus is generally in the securities of larger companies within their industry.

THE ADVISOR'S PROCESS--SELLING PORTFOLIO SECURITIES The Advisor continually monitors companies in the Fund's portfolio to determine if their stock price and future prospects continue to appear attractive or if they are beginning to show signs of deterioration. There are generally three reasons the Advisor may sell or reduce its position in a security:

  . The stock has reached a price whereby its risk/ reward characteristics are not as favorable.

  . A company's fundamentals are deteriorating to the point where the original investment thesis for owning the stock is no longer intact.

  . A better opportunity has been identified.

Under normal circumstances, the Advisor is a long-term investor with holding periods for stocks of one to five years, therefore on average, the annual portfolio turnover is expected to be approximately 30%.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The net asset value ("NAV") of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. Other general market risks include:

  . The market may not recognize what the Advisor believes to be the true value or growth potential of the stocks held by the Fund;

  . The earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline;

  . The Advisor's judgment as to the growth potential or value of a stock may prove to be wrong;

  . A decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities; and

  . To the extent that the Fund invests in securities of small or mid-capitalization companies, additional risk may result from increased volatility in the trading of those securities, which are typically less liquid than the securities of large-capitalization companies.

FOREIGN SECURITIES RISK If the Fund invests in foreign securities, an investment in the Fund will have the following additional risks:

  . Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;

  . Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;

  . Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;

  . Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;

  . Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;

  . Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.; and

  . Dividends payable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders.

COMPANY RISK The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  . Are willing to accept the risks of investing in equity securities;

  . Are pursuing a long-term investment goal; and

  . Are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:

  . Want an investment that pursues market trends or focuses only on particular sectors or industries;

  . Need regular income or stability of principal; or

  . Are pursuing a short-term investment goal.

PERFORMANCE INFORMATION

The following chart and table show the Fund's returns as of December 31, 2007. The chart and table provide some indication of the risks of investing in the Fund. The table shows how the Fund's returns compare to a broad measure of market performance. The Fund has only been operational for one full calendar year. Fund performance shown below reflects fee waivers and/or expense reimbursements of distributions, if any. Without waivers and/or expense reimbursements, performance would have been lower.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return for the Institutional Share class for the full calendar year ended December 31, 2007.

                                    [CHART]

  2007
  ----
 -7.50%



During the period shown, the highest return was 7.27% for the quarter ended June 30, 2007, and the lowest return was -9.71% for the quarter ended December 31, 2007.

The following compares the Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale of Fund shares as of December 31, 2007 to the S&P 500 Index(R).



                                                                             SINCE INCEPTION
INSTITUTIONAL SHARES                                                 1 YEAR    (11/30/06)
Return Before Taxes                                                  (7.50)%      (5.11)%
Return After Taxes on Distribution                                   (7.61)%      (5.25)%
Return After Taxes on Distributions and Sale of Fund Shares          (4.71)%      (4.36)%
--------------------------------------------------------------------------------------------
S&P 500 Index(R) (reflects no deduction for fees, expenses or taxes)  5.49 %       6.41 %
                                                                             SINCE INCEPTION
A SHARES/(1)/                                                                  (01/24/07)
Return Before Taxes                                                              (13.91)%
Return After Taxes on Distribution                                               (13.95)%
Return After Taxes on Distributions and Sale of Fund Shares                       (8.99)%
--------------------------------------------------------------------------------------------
S&P 500 Index(R) (reflects no deduction for fees, expenses or taxes)               3.81 %



After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes may exceed the Fund's other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index(R) is the Fund's benchmark index and is a market index of common stocks. The S&P 500 Index(R) is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's(R) performance does not reflect the effect of fees, taxes or expenses.

/(1)/The Return Before Taxes reflects the 4.75% Maximum Sales Charge.

FLAG INVESTORS--INCOME OPPORTUNITY FUND

 CONCEPTS TO UNDERSTAND
 FIXED INCOME SECURITY means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.
 U.S. GOVERNMENT SECURITY means a fixed income security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
 MATURITY means the date on which a fixed income security is (or may be) due and payable.
 NRSRO means a "nationally recognized statistical rating organization," such as Standard & Poor's, that rates fixed income securities by relative credit risk.

 FOREIGN SECURITY means securities that are issued by non-U.S. public companies and are not traded in the U.S.


INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, and secondarily, total return./(1)/

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in fixed income securities. Fixed income is defined to include, among other things, non-convertible corporate debt, non-convertible preferred stock, convertible securities, foreign debt securities, money market deposit accounts, and U.S. government obligations,

/(1)/The Fund's investment objective may be changed by the Board of Trustees
     (the "Board") of the Fund without a shareholder vote.

including mortgage-backed securities ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.


Up to 20% of the value of the Fund's net assets may be invested in non-fixed income securities.


PORTFOLIO MATURITY The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years. Under normal circumstances, the Fund's portfolio will have an average dollar weighted maturity between 2 and 8 years. The stated average maturity of the Fund may be different from the weighted average maturity due to several factors including prepayment patterns as well as call and put features of the fixed income securities held by the Fund.

PORTFOLIO SECURITIES CREDIT RATINGS The Fund will invest at least 50% of the value of its net assets in fixed income securities which at the time of their purchase are rated in the top five rating categories of an NRSRO or are unrated and deemed to be of comparable quality by the Advisor. Only securities in the top four rating categories are considered "investment-grade" quality. Securities in the fifth rating category are considered below investment grade and considered to have speculative qualities. At times, the Fund may invest a substantial part or all of its assets in fixed-income securities that are below investment-grade and contain speculative qualities.

THE ADVISOR'S PROCESS--PURCHASING PORTFOLIO SECURITIES In evaluating securities for purchase into the Fund, the Advisor will primarily undertake a credit analysis of the security. This analysis includes fundamental research of the issuer, evaluating such items as cash flow, free cash flow and underlying asset values. While the Advisor will take interest rate fluctuations into consideration, it generally does not make assumptions on interest rate fluctuations. The Advisor will primarily base its investment decisions on its fundamental research on the security and its issuer.

THE ADVISOR'S PROCESS--SELLING PORTFOLIO SECURITIES The Advisor continually monitors the securities in the Fund's portfolio to determine if their price and future prospects continue to appear attractive or if they are beginning to show signs of deteriorating fundamentals. There are generally three reasons the Advisor will sell or reduce its position in a security:

  . The security has reached a price whereby its risk/reward characteristics are not as favorable or no longer attractive.

  . A company's fundamentals are deteriorating to the point where the original investment thesis for owning the security is no longer intact.

  . A better opportunity has been identified.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

PRINCIPAL INVESTMENT RISKS

INTEREST RATE RISK The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically decreases the value of the securities in which the Fund invests. The longer the duration of a fixed income security, the more its value typically falls in response to an increase in interest rates.

CREDIT RISK The value of your investment in the Fund may change in response to the credit ratings of the Fund's portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security's credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may deteriorate and cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. This Fund may invest a substantial part or all of its assets in securities with a lower-rated credit quality. Below investment grade securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. The Fund may invest in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan

Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government.


PREPAYMENT RISK


At times, the Fund may invest in securities with lower yields and thus reducing its income if issuers prepay certain fixed income securities. Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a fixed income security and causing the value of the security to decline. There is a greater risk that a Fund will be exposed to prepayment and/or extension risk when investing in mortgage-backed and asset-backed securities.

HIGH YIELD SECURITIES RISK High yield securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

GENERAL MARKET RISK In general, security values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments when due than an investment grade issuer. The prices of high yield securities are generally more volatile and sensitive to actual or perceived negative economic developments than investment grade securities. Other general market risks include:

  . The market may not recognize what the Advisor believes to be the true value or growth potential of the securities held by the Fund;

  . The earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline;

  . The Advisor's judgment as to the growth potential or value of a security may prove to be wrong; and

  . A decline in investor demand for the securities held by the Fund also may adversely affect the value of the securities.

FOREIGN SECURITIES RISK If the Fund invests in foreign securities, an investment in the Fund will have the following additional risks:

  . Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;

  . Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;

  . Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;

  . Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;

  . Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;

  . Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.; and

  . Dividends payable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  . Seek income;

  . Are pursuing a long-term investment goal; and

  . Are willing to accept the risks of investing in fixed income securities, including lower-rated fixed income securities.

The Fund may NOT be appropriate for you if you:

  . Are pursuing a short-term investment goal; or

  . Cannot tolerate fluctuation in the value of your investments.

PERFORMANCE INFORMATION

The following chart and table show the Fund's returns as of December 31, 2007. The chart and table provide some indication of the risks of investing in the Fund. The table shows how the Fund's returns compare to a broad measure of market performance. The Fund has only been operational for one full calendar year. Fund performance shown below reflects fee waivers and/or expense reimbursements of distributions, if any. Without waivers and/or expense reimbursements, performance would have been lower.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return for the Institutional Shares for the full calendar year ended December 31, 2007.

                                    [CHART]

   2007
   ----
  -4.11%



During the period shown, the highest return was 3.25% for the quarter ended March 31, 2007, and the lowest return was -7.30% for the quarter ended December 31, 2007.

The following compares the Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale of Fund shares as of December 31, 2007 to the Lehman Brothers Intermediate Government/Credit Index(R).



                                                                                                 SINCE INCEPTION
INSTITUTIONAL SHARES                                                                     1 YEAR    (11/30/06)
Return Before Taxes                                                                      (4.11)%      (3.44)%
Return After Taxes on Distribution                                                       (6.25)%      (5.58)%
Return After Taxes on Distributions and Sale of Fund Shares                              (2.55)%      (4.04)%
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Index(R) (reflects no deduction for fees,
expenses or taxes)                                                                        7.39 %       6.39 %
                                                                                                 SINCE INCEPTION
A SHARES/(1)/                                                                                      (01/24/07)
Return Before Taxes                                                                                   (8.50)%
Return After Taxes on Distribution                                                                   (10.63)%
Return After Taxes on Distributions and Sale of Fund Shares                                           (5.40)%
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Index(R) (reflects no deduction for fees,
expenses or taxes)                                                                                     7.35 %



After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes may exceed the Fund's other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Lehman Brothers Intermediate Government/Credit Index(R) is the Fund's benchmark index and is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The Lehman Brothers Intermediate Government/Credit Index(R) is an unmanaged index. Unlike the performance figures of the Fund, the Lehman Brothers Intermediate Government/Credit Index's(R) performance does not reflect the effect of fees, taxes or expenses.

/(1)/The Return Before Taxes reflects the 3.75% Maximum Sales Charge.

                                                                     FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Advisor, are paid out of a Fund class' assets and are factored into a Fund class' share price rather than charged directly to shareholder accounts.


SHAREHOLDER FEES                                                 FLAG INVESTORS--EQUITY           FLAG INVESTORS--INCOME
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           OPPORTUNITY FUND                 OPPORTUNITY FUND
                                                                             INSTITUTIONAL                    INSTITUTIONAL
                                                                A SHARES        SHARES           A SHARES        SHARES
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)                        4.75%/(1)(2)/       None         3.75%/(1)(2)/       None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions
(as a percentage of the sale price)                             None/(2)(3)/       None          None/(2)(4)/       None
Redemption Fee (as a percentage of amount redeemed)             None               None          None               None
Exchange Fee (as a percentage of amount redeemed)               None               None          None               None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                0.85%              0.85%         0.60%              0.60%
Distribution and/or Service (12b-1) Fees                       0.25%              0.00%         0.25%              0.00%
Other Expenses/(5)/                                           13.12%              6.17%        23.87%             12.10%
TOTAL ANNUAL FUND OPERATING EXPENSES                          14.22%              7.02%        24.72%             12.70%
Fee Waiver and Expense Reimbursement                        (12.87)%            (5.92)%      (23.62)%           (11.85)%
NET EXPENSES                                                   1.35%/(6)/         1.10%/(6)/    1.10%/(7)/         0.85%/(7)/


/(1)/No initial sales charge is applied to purchases of $1 million or more. /(2)/Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(3)/A contingent deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.
/(4)/A contingent deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within eighteen months of purchase.

/(5)/The expense information in the table has been restated to reflect current fees.
/(6)/The Adviser has contractually agreed to waive fees and reimburse expenses of the Equity Opportunity Fund from November 29, 2007 through November 30, 2008 in order to keep Total Annual Fund Operating Expenses for the A

 Shares from exceeding 1.35% and for the Institutional Shares from exceeding 1.10%. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond November 30, 2008, the Adviser has committed to review the continuance of waiver/expense reimbursement arrangements by November 30, 2008.
/(7)/The Adviser has contractually agreed to waive fees and reimburse expenses of the Income Opportunity Fund from November 29, 2007 through November 30, 2008 in order to keep Total Annual Fund Operating Expenses for the A Shares from exceeding 1.10% and for the Institutional Shares from exceeding 0.85%. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond November 30, 2008, the Adviser has committed to review the continuance of waiver/expense reimbursement arrangements by November 30, 2008.


EXAMPLE


The following is a hypothetical example intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, Net Expenses are used to calculate costs in year 1 and Total Annual Fund Operating Expenses are used to calculate costs in Years 2 through 10, and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        FLAG INVESTORS--EQUITY FLAG INVESTORS--INCOME
                           OPPORTUNITY FUND       OPPORTUNITY FUND
                                 INSTITUTIONAL          INSTITUTIONAL
                        A SHARES    SHARES     A SHARES    SHARES
          1 YEAR         $  606     $  112     $   483     $   87
          3 YEARS/(1)/   $3,161     $1,542     $ 4,500     $2,532
          5 YEARS/(1)/   $5,266     $2,914     $ 7,089     $4,616
          10 YEARS/(1)/  $9,049     $6,109     $10,218     $8,573



/(1)/The contractual waivers as described in footnotes (6) and (7) above expire after the first year.

                                                                     MANAGEMENT


Each Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and each Fund is managed under the oversight of the Board. The Board oversees each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices, and discuss other matters affecting each Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Funds' Statement of Additional Information ("SAI").


THE ADVISOR


Each Fund's Advisor is Alex. Brown Investment Management, 1 South Street, Mail-Stop BAL02-1401, Baltimore, MD 21202. The Advisor provides investment management services to institutional and individual investors. The Advisor was founded in 1974 by Alex. Brown & Sons, America's oldest investment bank, to provide dedicated money management. In 1987, the bank reorganized the Advisor into a partnership between the Advisor's principals and the bank. In 2001, the Advisor's principals purchased the remaining equity interest from Deutsche Bank, which had acquired Alex. Brown & Sons. Today, the Advisor is fully independent and 100% owned by the professionals of the Advisor. The team of professionals average 26 years of investment experience. Additionally, this team has worked together for many years with the average length of tenure at the Advisor of 15 years. As of fiscal year end October 31, 2007, the Advisor had approximately $7.9 billion in assets under management.


Subject to the general control of the Board, the Advisor is directly responsible for making the investment decisions for the Funds. With respect to Flag Investors--Equity Opportunity Fund, the Advisor receives an annual advisory fee equal to 0.85% for the first $100 million in average daily net assets of the Fund, 0.75% of the next $400 million in average daily net assets and 0.65% of the remaining average daily net assets. With respect to Flag Investors--Income Opportunity Fund, the Advisor receives an annual advisory fee equal to 0.60% for the first $100 million in average daily net assets of the Fund, 0.55% of the next $400 million in average daily net assets and 0.50% of the remaining average daily net assets.


A discussion summarizing the basis on which the Board most recently approved the investment advisory agreements between the Trust and the Advisor appears in the Funds' semi-annual report for the period ending April 30, 2007.


PORTFOLIO MANAGER


HOBART (HOBY) BUPPERT, the portfolio manager on the Funds with primary responsibility for day-to-day management of the Fund's portfolio, has 35 years of investment management experience. Mr. Buppert is a Principal of the Advisor and has been with the firm for 27 years. He is responsible for managing institutional accounts as well as two other mutual funds (since 1992 and 2002, respectively) that are similar to the Advisor's separate account products.


The Funds' SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Funds.

OTHER SERVICE PROVIDERS


Citi Fund Services, LLC ("Citi") provides certain administration, portfolio accounting and transfer agency services to each Fund.


Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of each Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.


Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, Anti-Money Laundering Officer as well as certain additional compliance support functions to each Fund.

The Distributor and FCS are not affiliated with the Advisor or with Citi or its affiliates.


FUND EXPENSES

Each Fund pays for its expenses out of its own assets. Expenses of a Fund share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Advisor or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund or class. Any fee waiver or expense reimbursement increases a Fund's investment performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                     ADVISOR'S PAST PERFORMANCE

The performance information below has been provided by the Advisor and relates to the historical performance of all accounts managed by the Advisor in its equity style ("the Composite"), including the DWS Equity Partners Fund Class A shares. These accounts and the DWS Equity Partners Fund are managed in the same or substantially similar style that will be used to manage Flag Investors--Equity Opportunity Fund (the "Fund").

While the Advisor is primarily responsible for the Fund's performance, the information presented does not represent the past performance of the Fund. You should not consider these performance data as an indication of future performance of the Fund.

The Composite returns were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. Transactions were recorded on trade date. Cash balances and cash equivalents are included in the performance. All returns presented reflect the deduction of investment advisory fees (based on the highest advisory fee charged to clients), brokerage commissions and execution costs paid by Advisor's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, are included in the calculations. The Composite is calculated by asset-weighting the individual account returns. The DWS Equity Partners Fund's Class A shares performance is calculated using the U.S. Securities and Exchange Commission total return methodology, and is therefore net of all fees.

The Fund's performance will be calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. Certain private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for certain private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.


The following chart and table show the average annual total return of all the Advisor's accounts managed in the same or substantially similar style as the Fund, blended with the DWS Equity Partners Fund Class A shares on an asset-weighted basis for the periods ended December 31, 2007. The total return figures reflect performance net of all fees. The data are un-audited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.


ADVISOR'S EQUITY STRATEGY/(1)/

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2007

                                    [CHART]

1 Year    3 Years    5 Years    10 Years
------    -------    -------    --------
5.61%     15.69%     4.69%      12.26%

                                     ADVISOR'S EQUITY S&P 500(R)
                YEAR(S)               STRATEGY/(1)/   INDEX/(2)/
                1 Year (2007)            (7.46)%         5.49%
                3 Years (2005-2007)       4.40 %         8.62%
                5 Years (2003-2007)      10.78 %        12.83%
                10 Years (1998-2007)      7.01 %         5.91%



/(1)/The presentation above describes accounts valued at $4.3 billion, as of December 31, 2007. The Equity Strategy comprises all discretionary accounts that have substantially similar investment objectives, policies and restrictions, blended on an asset-weighted basis with the DWS Equity Partners Fund Class A shares.
/(2)/The S&P 500 Index(R) is a market value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

                                                                   YOUR ACCOUNT

 HOW TO CONTACT THE FUNDS
 WRITE TO US AT:
  Flag Investors Funds

  P.O. Box 182218
  Columbus, OH 43218-2218

 OVERNIGHT ADDRESS:
  Flag Investors Funds

  3435 Stelzer Road
  Columbus, Ohio 43219

 TELEPHONE US AT:
  888-767-FLAG (3524)
 WEBSITE
  www.FlagInvestorsFunds.com
 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
 FOR CREDIT TO:
  Citigroup Fund Services
  Account # 30576692
  Re: (Name of Your Fund and Class)
  (Your Name) (Your Account Number)
GENERAL INFORMATION

You may purchase or sell (redeem) shares of each Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances each Fund class may accept and process shareholder orders when the New York Stock Exchange is closed, if deemed appropriate by the Trust's officers.


You may purchase or sell (redeem) shares of each Fund class at that day's NAV plus any applicable sales charge (or minus any applicable sales charge or redemption fee) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 15 through 31). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV of the relevant Fund class plus any applicable sales charge (or minus any applicable sales charge or redemption fee). A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Funds do not issue share certificates.

If you purchase shares directly from any Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.


WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange (the "NYSE") is closed. Under unusual circumstances, each Fund class may accept and process orders and calculate an NAV when the NYSE is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.


The NAV of each Fund class is determined by taking the market value of each Fund class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. If a Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.


Each Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.


Each Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Advisor believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund class calculates its NAV, or
(iii) events occur after the close of the securities markets on which each Fund's portfolio securities primarily trade but before the time as of which each Fund class calculates it's NAV.

The Funds may invest in the securities of smaller companies. A Fund's investment in securities of smaller companies are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, a Fund's investment in foreign securities are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation may be based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.


NYSE HOLIDAY SCHEDULE The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day. Exchange holidays schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent that the Fund's portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on the days the Fund is open for business because markets or exchanges other than the NYSE may be closed.


TRANSACTIONS THROUGH THIRD PARTIES Certain financial institutions may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund. If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of a Fund class. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

Flag Investors Funds may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Advisor may, at its own expense, compensate the financial institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the financial institutions. Certain financial institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. The Advisor or the Fund (if approved by the Board) may pay fees to these financial institutions for their services. The Advisor may also compensate a financial institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the financial institution about the Fund and shareholder financial planning needs, providing placement on the financial institution's list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the financial institution. Such payments may create an incentive for the financial institutions to recommend that you purchase Fund shares. For additional information, please refer to the Funds' SAI.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

DISCLOSURE OF PORTFOLIO HOLDINGS A description of each Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI.

BUYING SHARES

HOW TO MAKE PAYMENTS Unless purchased through a third-party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, no Fund accepts purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Flag Investors Funds" or to one or more owners of the account and endorsed to "Flag Investors Funds". For all other accounts, the check must be made payable on its face to "Flag Investors Funds." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

                                             MINIMUM    MINIMUM
                                             INITIAL   ADDITIONAL
                                            INVESTMENT INVESTMENT
              A SHARES
                Standard Accounts            $  2,000     $50
                Traditional and Roth IRA
                 Accounts                    $  1,000     $ 0
                Accounts with Systematic
                 Investment Plans            $    250     $50
                Qualified Retirement Plans   $      0     $ 0
              INSTITUTIONAL SHARES
                All Accounts                 $100,000     $ 0


No initial or subsequent investment minimum is required for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans. No initial or subsequent investment minimum is required for Trustees or officers of the Trust, directors, officers and employees of the Advisor or the distributor or any of their affiliates, or the spouse, life-partner, or minor children under 21 of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person. The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers. Institutional shares may be aggregated to satisfy the minimum only if shares are purchased through certain firms that charge an ongoing fee for services and investment programs that they provide. A letter of intent ("LOI") will be allowed for those firms placing trades in these programs which initially do not meet the minimum.

ACCOUNT REQUIREMENTS

               TYPE OF ACCOUNT                                   REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND            .Instructions must be signed by all persons
JOINT ACCOUNTS                                  required to sign exactly as their names
Individual accounts and sole proprietorship     appear on the account.
accounts are owned by one person. Joint        .Provide a power of attorney or similar
accounts have two or more owners (tenants).     document for each person that is authorized
                                                to open or transact business for the account
                                                if not a named account owner.
GIFTS OR TRANSFERS TO A MINOR                  .Depending on state laws, you can set up a
(UGMA, UTMA)                                    custodial account under the UGMA or the
These custodial accounts provide a way to give  UTMA.
money to a child and obtain tax benefits.      .The custodian must sign instructions in a
                                                manner indicating custodial capacity.
BUSINESS ENTITIES                              .Provide certified articles of incorporation, a
                                                government-issued business license or
                                                certificate, partnership agreement or similar
                                                document evidencing the identity and
                                                existence of the business entity.
                                               .Submit a secretary's (or similar) certificate
                                                listing the person(s) authorized to open or
                                                transact business for the account.
TRUSTS (INCLUDING CORPORATE PENSION            .The trust must be established before an
PLANS)                                          account can be opened.
                                               .Provide the first and signature pages from
                                                the trust document identifying the trustees.
                                               .Provide a power of attorney or similar
                                                document for each person that is authorized
                                                to open or transact business in the account
                                                if not a trustee of the trust.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, a Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required. If you do not supply the required information, a Fund will attempt to contact you or, if applicable, your financial advisor. If a Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, a Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

A Fund will try to verify your identity within a timeframe established in its sole discretion. If a Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.


The Funds will only accept new account applications that (1) reflect a residential or business address located within the United States or its territories or (2) reflect a United States military address. All new accounts must also be associated with a valid United States taxpayer identification number.


A Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is each Fund's policy to discourage short-term trading. Frequent trading in a Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of a Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, each Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. Each Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because a Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, a Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities may make the Funds more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Funds more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares. Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations.

INVESTMENT PROCEDURES

             HOW TO OPEN AN ACCOUNT                           HOW TO ADD TO YOUR ACCOUNT
THROUGH A FINANCIAL ADVISOR                        THROUGH A FINANCIAL ADVISOR
Contact your advisor using the method that is      .Contact your advisor using the method that is
most convenient for you.                            most convenient for you.
BY CHECK                                           BY CHECK
..Call, write us, or visit                          .Fill out an investment slip from a confirmation
 www.FlagInvestorsFunds.com for an account          or write us a letter
 application                                       .Write your account number on your check
..Complete the application (and other required      .Mail us the slip (or your letter) and the check
 documents)
..Mail us your application (and other required
 documents) and a check
BY WIRE                                            BY WIRE
..Call, write us, or visit                          .Call to notify us of your incoming wire
 www.FlagInvestorsFunds.com for an account         .Instruct your financial institution to wire your
 application                                        money to us
..Complete the application (and other required
 documents)
..Call us to fax the completed application (and
 other required documents) and we will assign
 you an account number
..Mail us your original application (and other
 required documents)
..Instruct your financial institution to wire your
 money to us
BY ACH PAYMENT                                     BY SYSTEMATIC INVESTMENT
..Call, write us, or visit                          .Complete the systematic investment section
 www.FlagInvestorsFunds.com for an account          of the application
 application                                       .Attach a voided check to your application
..Complete the application (and other required      .Mail us the completed application and voided
 documents)                                         check
..Call us to fax the completed application (and     .We will electronically debit the purchase
 other required documents) and we will assign       amount from the financial institution account
 you an account number                              identified on your account application
..Mail us your original application (and other
 required documents)
..We will electronically debit the purchase
 amount from the financial institution account
 identified on your account application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund class once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund class processes redemption orders promptly. Under normal circumstances, a Fund class will send redemption proceeds to you within a week. If a Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                     HOW TO SELL SHARES FROM YOUR ACCOUNT
        THROUGH A FINANCIAL ADVISOR
        .Contact your advisor by the method that is most
         convenient for you
        BY MAIL
        .Prepare a written request including:
        . Your name(s) and signature(s)
        . Your account number
        . The Fund name and class
        . The dollar amount or number of shares you want to sell
        . How and where to send the redemption proceeds
        .Obtain a signature guarantee (if required)
        .Obtain other documentation (if required)
        .Mail us your request and documentation
        BY WIRE OR ACH
        .Wire or ACH redemptions are only available if your redemption is for $5,000 (except for systematic withdrawals) or more and you did not decline wire or
         ACH redemption privileges on your account application
        .Call us with your request (unless you declined telephone
         redemption privileges on your account application) (See
         "By Telephone") OR
        .Mail us your request (See "By Mail")
        BY TELEPHONE
        .Call us with your request (unless you declined telephone
         redemption privileges on your account application)
        .Provide the following information:
        . Your account number
        . Exact name(s) in which the account is registered
        . Additional form of identification
        .Redemption proceeds will be:
        . Mailed to you OR
        . Electronically credited to your account at the financial institution identified on your account application.
        SYSTEMATICALLY
        .Complete the systematic withdrawal section of the application
        .Attach a voided check to your application
        .Mail us your completed application
        .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $50.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following (the following situations apply if you are requesting the transaction directly through the Fund):

  . Written requests to redeem $100,000 or more;

  . Changes to a shareholder's record name;

  . Redemptions from an account for which the address or account registration has changed within the last 30 days;

  . Sending redemption and distribution proceeds to any person, address or financial institution account not on record;

  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; or

  . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require a signature guarantee on any redemptions.

SMALL ACCOUNTS With respect to each Fund, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) with respect to A Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares, the applicable Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost", all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the transfer agent locates you.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds, including other Trust series. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. If you exchange into a fund that imposes a sales charge, you may have to pay that fund's sales charge at the time of the exchange.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but a Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                HOW TO EXCHANGE
           THROUGH A FINANCIAL ADVISOR
           .Contact your advisor by the method that is most
            convenient for you
           BY MAIL
           .Prepare a written request including:
           . Your name(s) and signature(s)
           . Your account number
           . The names of each fund (and class) you are exchanging
           . The dollar amount or number of shares you want to sell
             (and exchange)
           .Open a new account and complete an account application if you are requesting different shareholder privileges
           .Obtain a signature guarantee, if required
           .Mail us your request and documentation
           BY TELEPHONE
           .Call us with your request (unless you declined telephone
            redemption privileges on your account application)
           .Provide the following information:
           . Your account number
           . Exact name(s) in which account is registered
           . Additional form of identification

CHOOSING A SHARE CLASS

The Funds offer two classes of shares, each of which is designed for specific investors. Sales charges and fees vary considerably between a Fund's classes. You should carefully consider the differences in the fee and sales charge structures. Please review the Fee Table and Sales Charge Schedules for a Fund before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you. The following is a summary of the differences between A Shares and Institutional Shares for each of the Funds:

                    A SHARES                                    INSTITUTIONAL SHARES
..Designed for retail investors and certain        .Designed for institutions (financial
 employee-directed benefit plans                   institutions, corporations, trusts, estates and
                                                   religious and charitable organizations)
                                                   investing for proprietary programs and
                                                   discretionary firm accounts, corporate benefit
                                                   plans, clients of the Advisor, trustees or
                                                   officers of the Fund, directors, officers,
                                                   employees or the spouse, life-partner, or
                                                   minor children under 21 of the Advisor, the
                                                   Distributor or any of their affiliates
..Initial sales charge of 4.75% or less for Flag   .No initial or deferred sales charges
 Investors--Equity Opportunity Fund and
 3.75% or less for Flag Investors--Income
 Opportunity Fund
..No initial sales charge applied to purchases
 of $1 million or more
..Deferred sales charge of 1.00% on                .No Rule 12b-1 distribution/service fee
 purchases of $1 million or more on all fund      .Lower expense ratio than A Shares because
 shares liquidated in whole or in part within 12   no Rule 12b-1 distribution fees
 months of purchase for Flag Investors--
 Equity Opportunity Fund (18 months for Flag
 Investors--Income Opportunity Fund)
..Rule 12b-1 distribution fee equal to 0.25% of
 the class' average daily net assets

For further information on sales charges, please visit www.FlagInvestorsFunds.com (click on link titled 'Sales Charge Information'), call 888-767-FLAG (3524), or consult with your financial advisor.

SALES CHARGE SCHEDULE--A SHARES OF FLAG INVESTORS--EQUITY OPPORTUNITY FUND An initial sales charge is assessed on purchases of A Shares as follows:

                                     SALES CHARGE (LOAD) AS % OF:
                                         PUBLIC       NET ASSET    BROKER/DEALER
   AMOUNT OF PURCHASE                OFFERING PRICE   VALUE/(1)/   REALLOWANCE %
   less than $50,000                     4.75%          4.99%          4.00%
   $50,000 but less than $100,000        4.50%          4.71%          3.75%
   $100,000 but less than $250,000       3.50%          3.63%          3.00%
   $250,000 but less than $500,000       2.50%          2.56%          2.00%
   $500,000 but less than $1,000,000     1.75%          1.78%          1.50%
   $1,000,000 and greater/(2)/           0.00%          0.00%          0.00%

/(1)/Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the offering price will be charged on purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.

SALES CHARGE SCHEDULE--A SHARES OF FLAG INVESTORS--INCOME OPPORTUNITY FUND An initial sales charge is assessed on purchases of A Shares as follows:

                                     SALES CHARGE (LOAD) AS % OF:
                                         PUBLIC       NET ASSET    BROKER/DEALER
   AMOUNT OF PURCHASE                OFFERING PRICE   VALUE/(1)/   REALLOWANCE %
   less than $50,000                     3.75%          3.90%          3.00%
   $50,000 but less than $100,000        3.00%          3.09%          2.25%
   $100,000 but less than $250,000       2.50%          2.56%          2.00%
   $250,000 but less than $500,000       2.00%          2.04%          1.50%
   $500,000 but less than $1,000,000     1.50%          1.52%          1.25%
   $1,000,000 and greater/(2)/           0.00%          0.00%          0.00%

/(1)/Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the offering price will be charged on purchases of $1 million or more that are redeemed in whole or in part within eighteen months of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the previous tables.


Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of 1.00% of the offering price of A shares.

REDUCED SALES CHARGES--A SHARES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation ("ROA") or a letter of intent. The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. A Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.


To determine the applicable reduced sales charge under ROA, a Fund or its agent will combine the value of your current purchase with the collective value of shares of the Fund and any other Trust series for which the Advisor provides management services (collectively, "Flag Investors Shares") (as of the Fund's prior business day) that were purchased previously for accounts (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, (iv) in the name of your minor child under the age of 21, and
(v) sharing the same mailing address ("Accounts").

TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

  . Information or records regarding Flag Investors Shares held in all accounts in your name at the transfer agent;

  . Information or records regarding Flag Investors Shares held in all accounts in your name at a financial intermediary; and

  . Information or records regarding Flag Investors Shares for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $50,000 or more in a Fund's A Shares in Accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay a Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction. If incurred, these charges may be deducted directly from your account. Accounts subject to the LOI must be specifically identified in the LOI. Institutional shares may be aggregated to satisfy the minimum only if shares are purchased through certain firms that charge an ongoing fee for services and investment programs that they provide. A LOI will be allowed for those firms placing trades in these programs which initially do not meet the minimum.


ELIMINATION OF INITIAL SALES CHARGES--A SHARES Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

  . A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;

  . Any bank, trust company, savings institution, registered investment adviser, financial planner or financial institution on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee;

  . Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the distributor, any of their affiliates or any organization with which the distributor has entered into a dealer agreement; the spouse, life partner, or minor children under 21 of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person;

  . Any person who is reinvesting dividends or distributions; or

  . Any person who exchanges into a Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund

Each Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares of a Fund so purchased may not be resold except to that Fund.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE--A SHARES A CDSC of 1.00% of the sale price is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within twelve months of purchase for the Flag Investors--Equity Opportunity Fund or within eighteen months of purchase for Flag Investors--Income Opportunity Fund.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. A Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied.


RULE 12B-1 DISTRIBUTION FEES The Trust has adopted a Rule 12b-1 plan under which each Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution or shareholder service-related services provided by such entities, an aggregate fee equal to

0.25% of the average daily net assets of A Shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

Because each Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Advisor, including traditional and Roth IRAs. Each Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER INFORMATION

DISTRIBUTIONS

Flag Investors--Income Opportunity Fund declares distributions from net investment income quarterly, and the Flag Investors--Equity Opportunity Fund declares distributions from net investment income annually. Any net capital gain realized by each Fund will be distributed at least annually.

All distributions of each Fund are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund's distributions, regardless of whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of a Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by a Fund and the shareholder.


Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Funds will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                           FINANCIAL HIGHLIGHTS


The following table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Data presented is for the Equity Opportunity Fund and the Income Opportunity Fund, respectively. Certain information reflects financial results for a single fund share. Total return for each Fund in the table represents the rate an investor would have earned
(or lost) on an investment in that particular Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements for the period ended October 31, 2007, which has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements are included in the Annual Report dated October 31, 2007, which is available upon request, without charge and on the Fund's website at www.FlagInvestorsFunds.com.

FINANCIAL HIGHLIGHTS


                                       SELECTED DATA FOR A SINGLE SHARE
                                      NET
                                    REALIZED                                                  NET
             NET ASSET    NET         AND       TOTAL               DISTRIBUTIONS            ASSET
               VALUE   INVESTMENT  UNREALIZED    FROM     FROM NET  FROM NET      TOTAL      VALUE
             BEGINNING   INCOME       GAIN    INVESTMENT INVESTMENT REALIZED  DISTRIBUTIONS  END OF
             OF PERIOD (LOSS)/(B)/   (LOSS)   OPERATIONS   INCOME    GAINS   TO SHAREHOLDERS PERIOD
FLAG INVESTORS--EQUITY OPPORTUNITY FUND
A SHARES
January 24,
2007/(e)/
through
October 31,
2007          $10.41     (0.02)      (0.03)     (0.05)        --       --            --      $10.36
INSTITUTIONAL SHARES
November 30,
2006/(e)/
through
October 31,
2007           10.00      0.01        0.38       0.39      (0.01)      --         (0.01)      10.38
FLAG INVESTORS--INCOME OPPORTUNITY FUND
A SHARES
January 24,
2007/(e)/
through
October 31,
2007          $10.05      0.52       (0.28)      0.24      (0.37)      --         (0.37)     $ 9.92
INSTITUTIONAL SHARES
November 30,
2006/(e)/
through
October 31,
2007           10.00      0.53       (0.17)      0.36      (0.40)      --         (0.40)       9.96



/(a)/Annualized for periods less than one year.
/(b)/Calculated based on average share outstanding during the period.
/(c)/Not annualized for periods less than one year.
/(d)/Reflects the expense ratio excluding any waivers.
/(e)/Commencement of operations.
/(f)/Total return excludes the effect of applicable sales load.
/(g)/(Unaudited) Portfolio turnover was a result of the Fund's start-up operations. The Adviser anticipates that on a year-over-year basis, portfolio turnover should be more in the range of 25% to 50%. Deloitte and Touche LLP has not audited the information contained within this footnote.

                           RATIOS/SUPPLEMENTAL DATA

                 NET ASSETS
                 AT END OF   RATIOS TO AVERAGE NET ASSETS/(A)/
                   PERIOD        NET                             PORTFOLIO
     TOTAL         (000'S    INVESTMENT     NET       GROSS      TURNOVER
  RETURN/(C)/     OMITTED)  INCOME (LOSS) EXPENSES EXPENSES/(D)/ RATE/(C)/
    (0.48)%/(f)/  $   951       (0.17)%     1.35%     12.67%         19%




     3.93%         12,997        0.12%      1.10%      5.06%         19%




     2.35%/(f)/   $   440        5.72%      1.10%     21.92%        247%/(g)/




     3.55%          2,201        5.80%      0.85%     10.15%        247%/(g)/

FLAG INVESTORS EQUITY OPPORTUNITY FUND
A Shares
Institutional Shares

FLAG INVESTORS INCOME OPPORTUNITY FUND
A Shares
Institutional Shares
FOR MORE INFORMATION

ANNUAL/SEMI-ANNUAL REPORTS
Additional information about each Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus.

CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about each Fund by contacting the Fund at:

Flag Investors Funds

P.O. Box 182218
Columbus, Ohio 43218-2218

888-767-FLAG (3524) (toll free)

The Funds' prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Funds' website at www.FlagInvestorsFunds.com
SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review each Fund's annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

Investment Company Act File No. 811-3023



DISTRIBUTOR
Foreside Fund Services, LLC
www.foresides.com

133-PU-0308

FOUNTAINHEAD SPECIAL VALUE FUND

[LOGO] KING

Prospectus

MARCH 1, 2008


The Fund seeks long-term
capital growth.

The Fund does not incur Rule
12b-1 (distribution) fees.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS



                  RISK RETURN SUMMARY.....................  2

                    Investment Objective..................  2

                    Principal Investment Strategy.........  2

                    Principal Investment Risks............  3

                    Who May Want to Invest in the Fund....  4

                  PERFORMANCE INFORMATION.................  5

                  FEE TABLES..............................  7

                  MANAGEMENT..............................  8

                    The Adviser...........................  8

                    Portfolio Managers....................  8

                    Other Service Providers...............  9

                    Fund Expenses.........................  9

                  YOUR ACCOUNT............................ 10

                    How to Contact the Fund............... 10

                    General Information................... 10

                    Buying Shares......................... 12

                    Selling Shares........................ 15

                    Retirement Accounts................... 17

                  OTHER INFORMATION....................... 18

                    Distributions......................... 18

                    Taxes................................. 18

                    Organization.......................... 18

                  FINANCIAL HIGHLIGHTS.................... 19

                              RISK RETURN SUMMARY

CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

PRICE/BOOK RATIO means the price per share of a stock divided by the company's book value per share.

PRICE/CASH FLOW RATIO means the price per share of a stock divided by cash flow per share.

PRICE/EARNINGS RATIO means the price per share of a stock divided by the company's earnings per share.

PRICE/SALES RATIO means the price per share of a stock divided by the company's annual sales per share.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in the common stocks of small and medium size companies. Small and medium size companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase.

THE ADVISER'S PROCESS -- PURCHASING PORTFOLIO SECURITIES. King Investment Advisors, Inc. (the "Adviser"), the Fund's Adviser, selects stocks that it believes are selling at attractive prices relative to their intrinsic value, based on the Adviser's "Business Valuation Approach." This highly disciplined approach seeks to identify attractive investment opportunities, uncovering securities often overlooked by other investors. The Adviser believes value can be found in different types of securities at different points in the economic cycle. Unlike a traditional value manager who buys solely low price/earnings, low price/book, low price/sales or low price/cash flow stocks, the Adviser may purchase some stocks that have traditionally been classified as growth stocks.

The "special value" buy criteria of the Business Valuation Approach consists of three elements. The Fund may buy a stock if it is trading at a discount to:

 . Its private-market value (based on projected levels of cash flow, balance sheet characteristics, future earnings, and payments made for similar companies in past mergers and acquisitions);
 . Its five-year projected earnings growth rate (unlike many typical value managers who buy only low price/earnings or low price/book stocks); or
 . Its seven-year historical valuation (based on its price/earnings, price/book, price/cash flow, or price/sales ratios).

The Adviser may purchase stocks of companies that are growing their earnings, but is sensitive to the price it will pay for that growth.

While it is anticipated that the Fund will diversify its investments across a range of industries and sectors, certain industries are likely to be overweighted compared to others because the Adviser seeks the best investment values regardless of industry. The industries in which the Fund may be overweighted will vary at different points in the economic cycle.

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position by investing all or a portion of its assets in money market instruments, such as commercial paper, securities of other no-load mutual funds, or repurchase agreements. If the Fund invests in shares of another mutual fund, shareholders of the Fund will bear the advisory and other fees of both the Fund and the mutual fund in which it invests. During such times, the Fund may not be pursuing its investment objective.

The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment policies.

THE ADVISER'S PROCESS -- SELLING PORTFOLIO SECURITIES. The Fund may sell a stock if the Adviser believes:

 .  More attractive alternatives are available;
 . The company's underlying fundamentals have deteriorated; or . The stock has met the price target set by the Adviser.

PRINCIPAL INVESTMENT RISKS

GENERAL RISKS. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to a company, as well as general market, economic and political conditions. A Fund's net asset value ("NAV") and investment return will fluctuate based on changes in value of its portfolio securities. The market value of a Fund's securities is based upon the market's perception of value and is not necessarily an objective measure of the securities value. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

 .  The stock market goes down;
 . The stock market does not recognize the value of the stocks in the Fund's portfolio;
 . The Adviser's value-oriented approach may fail to produce the intended results; or
 . The Adviser's judgment as to the growth potential or value of a stock proves to be wrong.

SMALL AND MEDIUM COMPANY RISK. Because investing in small and medium companies has more risk than investing in larger, more established companies, an investment in the Fund has the following additional risks:

 . The earnings and prospects of smaller companies are more volatile than those of larger companies;
 .  Smaller companies may experience higher failure rates than larger companies;

 . Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;

 . The trading volume of securities of smaller companies is normally lower and such securities may be less liquid than those of larger companies, which may disproportionately affect their stock price and may cause their stock prices to fall more in response to selling pressure than is the case with larger companies; and
 . Smaller companies may have limited markets, product lines, or financial resources and may lack management experience, making these companies more susceptible to economic and market setbacks.

For these and other reasons, the security prices of smaller capitalization companies may fluctuate more significantly than the security prices of large capitalization companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

SECTOR RISK. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the telecommunications sector, it will be affected by developments affecting that sector. The telecommunications sector is subject to changing government regulations that may limit profits and restrict services offered. Telecommunications companies also may be significantly affected by intense competition, and their products may be subject to rapid obsolescence.

PORTFOLIO TURNOVER RISK. The Fund may, at times, have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover results in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance. The Fund's portfolio turnover rate for each fiscal year has approached or exceeded 100%.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

 .  Are pursuing a long-term goal with a value investment strategy;
 .  Are willing to accept price fluctuations in your investment;
 .  Are willing to tolerate the risks associated with common stock investments;
    and
 . Are willing to accept the greater market price fluctuations of smaller companies.

The Fund may NOT be appropriate for you if you:

 . Want an investment that pursues market trends or focuses only on particular sectors or industries;
 . Need regular income or stability of principal; or . Are pursuing a short-term goal or investing emergency reserves.

                            PERFORMANCE INFORMATION


The following chart and table illustrate the variability of the Fund's returns as of December 31, 2007. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year* and how the Fund's returns compare to a broad measure of market performance. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements, performance would have been lower.


Prior to September 17, 2001, the Fund was a series of AmeriPrime Funds (another mutual fund). The AmeriPrime series maintained substantially similar investment objectives and investment policies to that of the Fund. The AmeriPrime series was managed by the Adviser. The Fund's performance for periods before September 17, 2001, is that of the AmeriPrime series and reflects the expenses of the AmeriPrime series. The estimated net expenses of the AmeriPrime series were equal or less than the net expenses of the Fund.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the Fund's annual total return for each full calendar year that the Fund has operated.


                                    [CHART]

  1998   1999     2000   2001   2002    2003   2004   2005   2006  2007
  ----   ----     ----   ----   ----    ----   ----   ----   ----  -----
 -3.55% 133.34% -15.71% -7.99% -44.08% 60.40% 15.72% 11.78%  8.69% -13.43%




During the period shown, the highest return for a quarter was 52.13% (4th quarter, 1999) and the lowest return was -24.66% (3rd quarter, 1998).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2007, to the Russell 2500(R) Index.



                                                        1 YEAR  5 YEARS 10 YEARS
Return Before Taxes                                    (13.43)% 14.32%   6.66%
Return After Taxes on Distributions                    (13.69)% 14.24%   6.06%
Return After Taxes on Distributions
  and Sale of Fund Shares                               (8.37)% 12.59%   5.64%
--------------------------------------------------------------------------------
RUSSELL 2500(R) INDEX (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                     1.38%  16.99%   9.01%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The Russell 2500 Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures for the Fund, the performance of the Russell 2500 Index does not reflect the effect of fees, taxes or expenses.

                                  FEE TABLES

The following tables describe the various fees and expenses that you could pay if you invest in the Fund.


 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum Sales Charge (Load) Imposed on Purchases                           None
 Maximum Deferred Sales Charge (Load)                                       None
 Redemption Fee (as a percentage of amount redeemed, if applicable)/(1)/    1.00%
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/(2)/
 Management Fees                                                            0.90%
 Distribution (12b-1) Fees                                                  None
 Other Expenses                                                             1.53%
 TOTAL ANNUAL FUND OPERATING EXPENSES                                       2.43%
 Fee Waiver and Expense Reimbursement/(3)/                                  (.93)%
 NET EXPENSES                                                               1.50%


/(1)/If you redeem your shares within 180 days of purchase, you will be charged a 1.00% redemption fee.

/(2)/The expense information in the table has been restated to reflect current fees.
/(3)/The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2009, to limit Total Annual Fund Operating Expenses to 1.50% of the Fund's average daily net assets (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses). The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time.


EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses (first year only) remain as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $153   $669   $1,212   $2,696

                                  MANAGEMENT

The Fund is a series of the Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the SAI.

THE ADVISER


The Adviser is King Investment Advisors, Inc., 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898. The Adviser is currently a privately owned corporation controlled by Roger E. King. The Adviser has provided investment advisory and management services to clients since 1981. The Adviser provides value-oriented equity and balanced management for both taxable and tax-exempt clients, and manages approximately $801.2 million in assets as of October 31, 2007.

The Fund pays the Adviser a management fee at an annual rate of 0.90% of the Fund's average daily net assets. Under the terms of the Management Agreement, the Adviser provides investment advisory services to the Fund and although the Adviser is not required to pay any Fund expenses pursuant to that Agreement, it has contractually agreed to reimburse certain Fund expenses. For the fiscal year ended October 31, 2007, the Adviser waived a portion of its advisory fee and retained an advisory fee of 0.13% of the Fund's average daily net assets.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund will be included in the Fund's Semi Annual Report for the period ending April 30, 2008.


PORTFOLIO MANAGERS


ROGER E. KING is the co-founder of the Adviser and serves as its Chairman, President, and Chief Investment Officer. Mr. King has been primarily responsible for the day-to-day management of the Fund since its inception and has been a co-manager since March 15, 2005. Mr. King has thirty-eight years of experience in investment management, and is a CFA charterholder and a Chartered Investment Counselor. He received a B.A. in Business Administration from Lipscomb University and an M.A. in Political Science from Middle Tennessee State University; Mr. King was a National Science Fellow at Cornell University. Beginning his investment career with the American General companies, Mr. King served as Senior Vice President and Chief Investment Officer with Sun Life Group/Sun Insurance Services in Atlanta, and served in a similar capacity with GULFCO Capital Management (Gulf Life Holding Company). He served two years as President of the Jacksonville, Florida Financial Analysts' Society, and is currently a member of the Houston Society of Financial Analysts Strategic Advisory Board.

LEAH R. BENNETT is Managing Director, portfolio manager, and securities analyst for the Adviser. Ms. Bennett has been a co-manager of the Fund since March 15, 2005. She has been with the firm since 1995 and has fifteen years of experience in the investment business. Ms. Bennett, a CFA charterholder and a Chartered Investment Counselor, is a graduate of Texas A&M University with a B.S. in Economics. Before joining the Adviser, she was a research analyst for Capital Research & Management in Los Angeles. Ms. Bennett is past-President and current Director of the Houston Society of Financial Analysts, and is a member of the CFA Institute.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by Portfolio Manager and the Portfolio Managers' ownership of securities in the Fund.

OTHER SERVICE PROVIDERS


Citigroup Fund Services, LLC, ("Citi"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Trust's Distributor in connection with the offering of the Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citi or its affiliates.


FUND EXPENSES


The Fund pays for its own expenses out of its own assets. The Fund's expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of the Fund. Any waiver or expense reimbursement increases the Fund's performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. The Adviser has also contractually undertaken to waive a portion of its fees and reimburse expenses of the Fund in order to limit the Fund's total operating expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expense) to 1.50% of the Fund's average daily net assets through February 28, 2009.

                                 YOUR ACCOUNT

HOW TO CONTACT THE FUND
WRITE TO US AT:
  Fountainhead Special Value Fund

  P.O. Box 182218
  Columbus, OH 43218-2218

OVERNIGHT ADDRESS:
  Fountainhead Special Value Fund

  3435 Stelzer Rd.
  Columbus, OH 43219

TELEPHONE US AT:
  (800) 868-9535 (toll free)
E-MAIL US AT:
  fountainheadfunds@citi-group.com
WIRE INVESTMENTS TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
  FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account # 30576692
  Fountainhead Special Value Fund
  (Your Name)
  (Your Account Number)


GENERAL INFORMATION


You may purchase or sell (redeem) the Fund's shares on each weekday that the New York Stock Exchange (the "NYSE") is open. Under unusual circumstances, the Fund may accept and process orders when the NYSE is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) Fund shares at the net asset value of a share ("NAV") minus any applicable redemption fee next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 12 through 17). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and exchange privileges.



WHEN AND HOW NAV IS DETERMINED. The Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. Under unusual circumstances, the Fund may accept and process orders and calculate an NAV when the NYSE is closed if deemed appropriate by the Trust's officers. The time at which the NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of shares outstanding of the Fund. The Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, then the Fund values securities at fair value pursuant to procedures adopted by the Board. Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event -- thus alleviating arbitraging opportunities. Typically, market quotations are not available for securities that are not publicly traded. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund's security is principally traded closes early;
(2) trading in a particular portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV; or
(3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the

Fund calculates its NAV. The Fund invests in the securities of smaller and medium sized companies. The Fund's investment in securities of small and medium sized capitalization companies could require a fair value determination because they are more thinly traded and less liquid than the securities at larger capitalization companies.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotes.


NYSE HOLIDAY SCHEDULE. The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day. Exchange holidays schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent that the Fund's portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on the days the Fund is open for business because markets or exchanges other than the NYSE may be closed.


TRANSACTIONS THROUGH THIRD PARTIES. If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Adviser may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative/shareholder servicing functions for Fund shareholders. Such payments will create an incentive for the financial institutions to recommend that you purchase Fund shares.

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Adviser or the Fund (if approved by the Trustees) may pay fees to these companies for their services. These companies also may be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

ANTI-MONEY LAUNDERING PROGRAM. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISCLOSURE OF PORTFOLIO HOLDINGS. A description of each Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI and on the Fund's website.

BUYING SHARES

HOW TO MAKE PAYMENTS. All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Fund's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash, or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS. For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Fountainhead Special Value Fund" or to one or more owners of the account and endorsed to "Fountainhead Special Value Fund." For all other accounts, the check must be made payable on its face to "Fountainhead Special Value Fund." A $20 charge may be imposed on any returned checks.

   ACH. Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds, and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS. The Fund accepts investments in the following minimum amounts:

                                        MINIMUM INITIAL MINIMUM ADDITIONAL
                                          INVESTMENT        INVESTMENT
      Standard Accounts                     $5,000            $1,000
      Traditional and Roth IRA Accounts     $3,000            $1,000

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

ACCOUNT REQUIREMENTS

                  TYPE OF ACCOUNT             REQUIREMENT
              INDIVIDUAL, SOLE          .  Instructions must be
              PROPRIETORSHIP, AND          signed by all persons
              JOINT ACCOUNTS               required to sign
              Individual and sole          exactly as their
              proprietorship accounts      names appear on the
              are owned by one person.     account
              Joint accounts have two
              or more owners (tenants)
              GIFTS OR TRANSFERS TO A   .  Depending on state
              MINOR (UGMA, UTMA)           laws, you can set up
              These custodial accounts     a custodial account
              provide a way to give        under the UGMA or the
              money to a child and         UTMA
              obtain tax benefits       .  The custodian must
                                           sign instructions in
                                           a manner indicating
                                           custodial capacity

                  TYPE OF ACCOUNT             REQUIREMENT
              CORPORATIONS/OTHER        .  Submit a certified
                                           copy of its articles
                                           of incorporation (or
                                           a government-issued
                                           business license or
                                           other document that
                                           reflects the
                                           existence of the
                                           entity) and corporate
                                           resolution or
                                           secretary's
                                           certificate
              TRUSTS                    .  The trust must be
                                           established before an
                                           account can be opened
                                        .  Provide the first and
                                           signature pages from
                                           the trust document
                                           identifying the
                                           trustees

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established at our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established at our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the NAV next calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fee assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.


The Fund will only accept new account applications that (1) reflect a residential or business address located within the United States or its territories or (2) reflect a United States Military address. All new accounts must also be associated with a valid United States taxpayer identification number.

LIMITATIONS ON FREQUENT PURCHASES. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as trades seeking short term profits from market momentum and other timing strategies, may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund Shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.


Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Fund's investment in securities of small and medium size companies may make the Fund's shares more susceptible to frequent trading as shareholders may try to capitalize on the volatility of the securities and the effect of the volatility on the value of the Fund's shares.

The Fund may refuse to sell shares to persons determined by the Fund to be market timers, even if the above limitations have not been reached.

In addition, the sale of the Fund's shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 180 days from the date of purchase. See "Selling Shares -- Redemption Fee" for additional information.

INVESTMENT PROCEDURES

                                           HOW TO ADD TO YOUR
               HOW TO OPEN AN ACCOUNT           ACCOUNT
              BY CHECK                  BY CHECK
              .  Call or write us for   .  Fill out an
                 an account application    investment slip from
              .  Complete the              a confirmation or
                 application (and          write us a letter
                 other required         .  Write your account
                 documents, if             number on your check
                 applicable)            .  Mail us the slip (or
              .  Mail us your              your letter) and the
                 application (and          check
                 other required
                 documents, if
                 applicable) and a
                 check
              BY WIRE                   BY WIRE
              .  Call or write us for   .  Call to notify us of
                 an account application    your incoming wire
              .  Complete the           .  Instruct your
                 application (and          financial institution
                 other required            to wire your money to
                 documents, if             us
                 applicable)
              .  Call us to fax the
                 completed application
                 (and other required
                 documents, if
                 applicable) and we
                 will assign you an
                 account number
              .  Mail us your original
                 application (and
                 other required
                 documents, if
                 applicable)
              .  Instruct your
                 financial institution
                 to wire your money to
                 us
              BY ACH PAYMENT
              .  Call or write us for
                 an account application
              .  Complete the
                 application (and
                 other required
                 documents, if
                 applicable)
              .  Call us to fax the
                 completed application
                 (and other required
                 documents, if
                 applicable) and we
                 will assign you an
                 account number
              .  Mail us your original
                 application (and
                 other required
                 documents, if
                 applicable)
              .  We will
                 electronically debit
                 your purchase
                 proceeds from your
                 selected financial
                 institution account

CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Your shares will be redeemed at the NAV next calculated after receipt of your redemption order, subject to the deduction of redemption fees. The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay processing redemption requests until such payment is received, which may be up to 15 calendar days.

                           HOW TO SELL SHARES FROM
                                 YOUR ACCOUNT
                           BY MAIL
                           .  Prepare a written
                              request including:
                           .  Your name(s) and
                              signature(s)
                           .  Your account number
                           .  The Fund name
                           .  The dollar amount or
                              number of shares you
                              want to sell
                           .  How and where to send
                              the redemption
                              proceeds
                           .  Obtain a signature
                              guarantee (if
                              required)(See
                              "Signature Guarantee
                              Requirements" on page
                              below)
                           .  Obtain other
                              documentation (if
                              required) (See "Wire
                              Redemption
                              Privileges" on page
                              below)
                           .  Mail us your request
                              and documentation
                           BY WIRE OR ACH
                           .  Wire or ACH
                              redemptions are only
                              available if your
                              redemption is for
                              $5,000 or more and
                              you did not decline
                              wire or ACH
                              redemption privileges
                              on your account
                              application
                           .  Call us with your
                              request (unless you
                              declined telephone
                              redemption privileges
                              on your account
                              application) (See "By
                              Telephone") OR
                           .  Mail us your request
                              (See "By Mail")
                           BY TELEPHONE
                           .  Call us with your
                              request (unless you
                              declined telephone
                              redemption privileges
                              on your account
                              application)
                           .  Provide the following
                              information:
                           .  Your account number
                           .  Exact name(s) in
                              which the account is
                              registered
                           .  Additional form of
                              identification
                           .  Redemption proceeds
                              will be:
                           .  Mailed to you OR
                           .  Electronically
                              credited to your
                              account at the
                              financial institution
                              identified on your
                              account application
                              (unless you declined
                              wire or ACH
                              redemption privileges
                              on your account
                              application) (See "By
                              Wire or ACH")

WIRE OR ACH REDEMPTION PRIVILEGES. You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire or ACH is $5,000.

TELEPHONE REDEMPTION PRIVILEGES. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption order may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

 .  Written requests to redeem $100,000 or more;
 .  Changes to a shareholder's record name;
 . Redemptions from an account for which the address or account registration has changed within the last 30 days;
 . Sending redemption and distribution proceeds to any person, address or financial institution account not on record;
 . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
 . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require a signature guarantee on any redemptions.

REDEMPTION FEE. The Fund assesses a redemption fee of 1.00% of the current NAV of shares redeemed if the shares being sold were purchased within 180 days. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. For example, shares purchased on January 1 of any year will be subject to a 1.00% fee if they are redeemed before June 29 of that same year, and shares redeemed on or after June 29 of that same year will not be subject to any redemption fee. The Fund reserves the right to modify the terms of or terminate the fee at any time.

The redemption fee is waived for:

 . An account registered as either an Individual Retirement Account or a tax-qualified retirement plan on the books of the Fund's transfer agent or on the books of certain other third parties that are authorized agents of the Fund; and
 .  Shares purchased with reinvested capital gains or dividend distributions.

If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Fund's transfer agent, your recordkeeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before purchasing shares, please check with the Fund to determine if the fee waiver is available.

SMALL ACCOUNTS. If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS. The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

RETIREMENT ACCOUNTS

The Fund offers Individual Retirement Accounts ("IRA"), including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

                               OTHER INFORMATION

DISTRIBUTIONS

Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. Shareholders at a maximum Federal income tax rate of 15% (0% for non-corporate holders in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.


All Distributions reduce the NAV of the fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                             FINANCIAL HIGHLIGHTS


The following table is intended to help you better understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all distributions. This information for the year ended October 31, 2007, has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request, without charge.



                                                      YEAR ENDED OCTOBER 31,
                                           2007          2006         2005      2004         2003
Net Asset Value, Beginning of
  Period                           $22.35        $19.71        $17.52       $15.17    $10.53
                                  -------       -------       -------      -------   -------
Investment Operations
 Net investment income (loss)       (0.21)/(a)/   (0.18)/(a)/    0.03/(a)/   (0.13)    (0.01)
 Net realized and unrealized gain
   (loss) on investments             0.43          2.85          2.15         2.47      4.65
                                  -------       -------       -------      -------   -------
Total from Investment Operations     0.22          2.67          2.18         2.34      4.64
                                  -------       -------       -------      -------   -------
Redemption Fee/(a)/                     -/(b)/        -/(b)/     0.01         0.01         -/(b)/
                                  -------       -------       -------      -------   -------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM
 Net Investment Income                  -         (0.03)            -            -         -
                                  -------       -------       -------      -------   -------
Net Asset Value, End of Period     $22.57        $22.35        $19.71       $17.52    $15.17
                                  =======       =======       =======      =======   =======
Total Return                         0.98%        13.54%        12.50%       15.49%    44.06%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period
  (000's omitted)                 $16,482       $16,928       $16,645      $16,121   $15,178
Ratios to Average Net Assets:
 Net expenses                        1.50%         1.50%         1.50%        1.50%     1.50%
 Gross expenses/(c)/                 2.27%         2.25%         2.19%        1.91%     2.45%
 Net investment income (loss)       (0.92)%       (0.83)%        0.13%       (0.56)%   (0.20)%
Portfolio Turnover Rate               133%           95%           95%         133%      116%


/(a)/Calculated based on average shares outstanding during the period. /(b)/Amount rounds to less than $0.01 per share.
/(c)/Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

                             FOR MORE INFORMATION

ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.

CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information, and discuss your questions about the Fund by contacting the Fund at:
Fountainhead Special Value Fund

P.O. Box 182218
Columbus OH 13218-2218

(800) 868-9535 (toll free)
Copies of the Fund's SAI and annual/semi-annual reports are also available, free of charge, at www.kingadvisors.com.

SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies, for a fee, by e-mailing or writing to:
Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: mailto:publicinfo@sec.gov

Fund information, including the annual/semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.


                   Investment Company Act File No. 811-03023


DISTRIBUTOR
Foreside Fund Services, LLC
http://www.foresides.com/


122-PU-0308





[LOGO] KING

                        King Investment Advisors, Inc.

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 2008


                            DOVER RESPONSIBILITY FUND

INVESTMENT ADVISER:

Dover Investment Management LLC
140 Greenwich Avenue
Greenwich, CT  06830


ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:


     Citi Fund Services, LLC
     P.O. Box 182218
     Columbus, OH 43218-2218
     (888) DOVER-55
     http://www.doverfunds.com/

This Statement of Additional Information (the "SAI") supplements the Prospectus dated March 1, 2008, as may be amended from time to time, offering shares of the Dover Responsibility Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citi Fund Services, LLC at the address or telephone number or the Fund's website listed above.

Financial statements of the Fund for the period ended October 31, 2007 are included in the Annual Report to shareholders and are incorporated into, and legally a part of, this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request, by contacting Citi Fund Services, LLC at the address or telephone number listed above, and on the Fund's website at http://www.doverfunds.com/.

TABLE OF CONTENTS


GLOSSARY...............................................................        2

INVESTMENT POLICIES AND RISKS..........................................        4

INVESTMENT LIMITATIONS.................................................        7

COLLECTION OF DATA RELATING TO CORPORATE PHILANTHROPY..................        9

MANAGEMENT.............................................................       10

PORTFOLIO TRANSACTIONS.................................................       21

PURCHASE AND REDEMPTION INFORMATION....................................       24

TAXATION...............................................................       26

OTHER MATTERS..........................................................       30

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS.........................      A-1

APPENDIX B - MISCELLANEOUS TABLES......................................      B-1

APPENDIX C - PROXY VOTING PROCEDURES...................................      C-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.


     "Accountant" means Citi.

     "Administrator" means Citi.

     "Adviser" means Dover Investment Management LLC.


     "Board" means the Board of Trustees of the Trust.

     "CFTC" means Commodities Future Trading Commission.


     "Citi" means Citi Fund Services, LLC.


     "Code" means the Internal Revenue Code of 1986, as amended.

     "Custodian" means Citibank, N.A.

     "Distributor" means Foreside Fund Services, LLC, the distributor of the Fund's shares.

     "Fitch" means Fitch Ratings.

     "Fund" means Dover Responsibility Fund.

     "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

     "IRS" means Internal Revenue Service.

     "Moody's" means Moody's Investors Service.

     "NAV" means net asset value per share.

     "NRSRO" means a nationally recognized statistical rating organization.

     "SAI" means Statement of Additional Information.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.


     "Transfer Agent" means Citi.


     "Trust" means Forum Funds.

     "U.S." means United States.

     "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     "1933 Act" means the Securities Act of 1933, as amended, and including rules and resolutions as promulgated thereunder.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, and including rules and resolutions as promulgated thereunder.

     "1940 Act" means the Investment Company Act of 1940, as amended, and including rules and resolutions as promulgated thereunder.

INVESTMENT POLICIES AND RISKS


The Fund is a diversified series of the Trust. The Fund offers two classes:
Institutional Shares and A Shares. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make. [Update for change to diversified status?]


1.   COMMON AND PREFERRED STOCK

A.   GENERAL

The Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

B.   RISKS

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.   WARRANTS

A.   GENERAL

The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

B.   RISKS

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

3.   DEPOSITARY RECEIPTS

A.   GENERAL

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets. For the purpose of the Fund's investment policies, the Fund's investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

B.   RISKS

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

4.   SECURITY RATINGS INFORMATION

The Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible and other debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

5.   OPTIONS

A.   GENERAL

The Fund may purchase put and call options written by others and may write covered calls. The Fund may purchase options on securities, currencies and stock indices. The Fund may only write covered put options on securities, foreign currencies and stock indices to effect closing transactions. The Fund may only invest in options that trade on an exchange or over-the-counter. The Fund may purchase put and call options to hedge against either a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may sell options so purchased.

B.   OPTIONS STRATEGIES

Options on Securities. A call option is a contract under which the purchaser of
---------------------
the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities in the
------------------
index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way
---------------------------
as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

C.   RISKS OF OPTIONS

There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

6.   BORROWING

A.   GENERAL

Subject to the Fund's investment limitations, the Fund may borrow money. Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan and secure a profit.

B.   RISKS

Borrowing creates the risk of magnified capital losses. If the Fund buys securities with borrowed funds and the value of the securities declines, the Fund may be required to provide the lender with additional funds or liquidate its position in these securities to continue to secure or repay the loan. The Fund may also be obligated to liquidate other portfolio positions at an inappropriate time in order to pay off the loan or any interest payments associated with the loan. To the extent that the interest expense involved in a borrowing transaction approaches the net return on the Fund's investment portfolio, the benefit of borrowing will be reduced, and, if the interest expense incurred as a result of borrowing were to exceed the net return to investors, the Fund's use of borrowing would result in a lower rate of return than if the Fund did not borrow. The size of any loss incurred by the Fund due to borrowing will depend on the amount borrowed. The greater the percentage borrowed the greater potential of gain or loss to the Fund.

7.   ILLIQUID AND RESTRICTED SECURITIES

A.   GENERAL

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include securities which are not readily marketable. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

B.   RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

C.   DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.


CONCENTRATION RISK DELETED IN PROSPECTUS: CHANGE TO DISCLOSURE LANGUAGE?

ADD NEW RESTRICTIONS RE: CHANGE TO DIVERSIFIED STATUS?

Add Temporary Defensive Position disclosure? (Disclosure already added to Prospectus)


10.  CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1.   FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed by the Board without shareholder approval.

The Fund may not:

A.   BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

B.   UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.


C.   MAKING LOANS


Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

D.   PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

E.   PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and or from investing in securities or other instruments backed by physical commodities).

F.   ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

G.   CONCENTRATION

Invest more than 25% of the Fund's total assets in securities of issuers conducting their principal business activities in the same industry, except for those industries in which the S&P 500 Index is concentrated. The Fund invests according to the Adviser's investment criteria and, because its individual stock weightings loosely track those of the S&P 500 Index, the Fund will be concentrated in industries in which the S&P 500 Index is concentrated.

In addition, the Fund's investment objective of seeking long-term capital appreciation may not be changed by the Board without shareholder approval.

2.   NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

A.   SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

B.   SHORT SALES

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in options are not deemed to constitute selling securities short.

C.   ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

D.   PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

E.   BORROWING

Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

F.   OPTIONS AND FUTURES CONTRACTS

The Fund will not write put options, except that the Fund may write covered put options on securities, foreign currencies and stock indices to effect closing transactions. The Fund will not invest in futures contracts.


G.   EXERCISING CONTROL OF ISSUERS


Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

COLLECTION OF DATA RELATING TO CORPORATE PHILANTHROPY
--------------------------------------------------------------------------------

The Adviser maintains and updates a database of charitable giving by companies included in the S&P 500 Index. As part of this process, the Adviser has developed an information gathering procedure that aims to collect all publicly-available information regarding a company's philanthropic contributions in a systematic manner. The data is gathered from four main sources, all of which are available to the public:

COMPANY ANNUAL REPORT: The Adviser reviews the company's annual report from the relevant time period. Typically, management will detail its philanthropic giving either in the letter to shareholders or in another section of the report.

CORPORATE WEBSITE: The Adviser searches through a company's website for any indication of charitable giving. The Adviser's experience has been that many companies specifically report their level of charitable donations directly on their websites or through company literature directly posted on their websites.

CORPORATE FOUNDATION TAX FILINGS: A company's private foundation must file an annual Form 990PF. The Adviser gathers information from these publicly-available tax filings as they are filed, through research organizations that track philanthropic giving, government organizations, or the company foundation itself. These filings are of critical importance to the Adviser because they provide a detailed disclosure of the exact amount and form of charitable contributions that a corporation has made to its corporate foundation.

COMPANY REPRESENTATIVES: The Adviser contacts each company's investor relations and/or public relations department. After explaining the reason behind its information request, the Adviser either asks the company representative to verify data already gathered from one of the previously-listed information sources or, if data was not available from any of the other sources, the Adviser asks the company representative to quantify the company's level of philanthropic giving for the particular year under review. If the company representative is able to provide the requested information, the Adviser requests written confirmation for its files. If the company representative complies with written confirmation, the documentation is included in the Adviser's files. In addition, the Adviser maintains a record of each phone conversation or email correspondence, detailing the names and titles of the persons contacted.

In addition, if the Adviser is unable to quantify one or more components of total charitable giving (i.e. direct giving to outside charities or direct giving to company foundation), the Adviser assigns a zero value for that component. Moreover, in the instance where the Adviser gathers inconsistent data from two or more of the information sources, the Adviser will utilize the lower amount in its calculation of charitable giving for a particular year. These policies were adopted to arrive at the most conservative and most reliable estimate of philanthropic contributions for each company.

MANAGEMENT
--------------------------------------------------------------------------------

1.   TRUSTEES AND OFFICERS


The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and one other investment company, Monarch Funds (collectively, the "Fund Complex"). The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. The addresses for all Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219, unless otherwise noted. Each Trustee oversees thirty-three portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company.



                                  POSITION              LENGTH                 PRINCIPAL OCCUPATION(S)
          NAME                    WITH THE             OF TIME                         DURING
     AND BIRTH DATE                TRUST                SERVED                      PAST 5 YEARS
-----------------------   ------------------------   -----------   ----------------------------------------------
INDEPENDENT TRUSTEES

J. Michael Parish         Chairman of the Board;     Trustee       Retired; Partner, Wolf, Block, Schorr and
Born: November 9, 1943    Trustee; Chairman,         since 1989    Solis-Cohen LLP (law firm) 2002-2003; Partner,
                          Compliance Committee,      (Chairman     Thelen Reid & Priest LLP (law firm) 1995-2002.
                          Nominating Committee and   since 2004)
                          Qualified Legal
                          Compliance Committee

Costas Azariadis          Trustee; Chairman,         Since 1989    Professor of Economics, Washington University
Born: February 15, 1943   Valuation Committee                      since 2006; Professor of Economics, University
                                                                   of California-Los Angeles 1992-2006.

James C. Cheng            Trustee; Chairman, Audit   Since 1989    President, Technology Marketing Associates
Born: July 26, 1942       Committee                                since 1991 (marketing company for small and
                                                                   medium sized businesses in New England).

INTERESTED TRUSTEE

John Y. Keffer            Trustee; Chairman,         Since 1989    President, Forum Foundation (a charitable
Born: July 15, 1942       Contracts Committee                      organization) since 2005; President, Forum
                                                                   Trust, LLC (a non-depository trust company)
                                                                   since 1997; President, Citigroup Fund
                                                                   Services, LLC ("Citigroup") 2003-2005;
                                                                   President, Forum Financial Group, LLC
                                                                   ("Forum") (a fund services company acquired by
                                                                   Citibank, N.A. in 2003) 1986-2003.

                                   POSITION            LENGTH                 PRINCIPAL OCCUPATION(S)
          NAME                     WITH THE            OF TIME                        DURING
     AND BIRTH DATE                 TRUST              SERVED                      PAST 5 YEARS
-----------------------   ------------------------   -----------   ----------------------------------------------
OFFICERS

Simon D. Collier(1)       President; Principal       Since 2005    President of Foreside Financial Group LLC
Born: October 22, 1961    Executive Officer                        ("FFG"), (financial services firm), the parent
                                                                   of the Distributor, and holds various officer
                                                                   positions of FFG subsidiaries, 2005 to
                                                                   present; President, Foreside Services, Inc.
                                                                   (staffing services firm), an affiliate of the
                                                                   Distributor, 2006 to present; Chief Operating
                                                                   Officer and Managing Director, Global Fund
                                                                   Services, Citigroup 2003-2005; Managing
                                                                   Director, Global Securities Services for
                                                                   Investors, Citibank, N.A. 1999-2003.

Trudance L.C. Bakke(1)    Treasurer; Principal       Since 2006    Director, Foreside Compliance Service, LLC
Born: August 11, 1971     Financial Officer                        since 2006; Product Manager, Citi 2003-2006;
                                                                   Senior Manager of Corporate Finance, Forum
                                                                   1999-2003.


----------

(1) The Fund's President and Treasurer also serve as officers of other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC (the "Distributor") or its affiliates act as distributor or services provider.

Beth P. Hanson            Vice President/            Since 2003    Relationship Manager, Citi since 2003;
Born: July 15, 1966       Assistant Secretary                      Relationship Manager, Forum 1999 - 2003.

Sara M. Morris            Vice President             Since 2007    Director and Relationship Manager, Citi since
Born: September 18, 1963                                           2007;.Chief Financial Officer, The VIA Group,
                                                                   LLC (a strategic marketing company) 2000-2003.

Velvet R. Regan           Secretary                  Since 2007    Assistant Counsel, Citi (f/k/a BISYS Fund
Born: July 17, 1978                                                Services Ohio, Inc.) since September 2006;
                                                                   Associate Attorney, Gilmartin Magence Camiel &
                                                                   Ross, LLP (law firm) February 2006 through
                                                                   September 2006; Tax Administrator, State
                                                                   Street Corporation (a financial services
                                                                   provider) 2000-2002.


2.   TRUSTEE OWNERSHIP IN THE FUND AND FAMILY OF INVESTMENT COMPANIES


                                                                  AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                 AS OF DECEMBER 31, 2007 IN ALL FUNDS
                       DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN      OVERSEEN BY TRUSTEE IN THE SAME
TRUSTEES                   THE FUND AS OF DECEMBER 31, 2007         FAMILY OF INVESTMENT COMPANIES
--------------------   ---------------------------------------   ------------------------------------
INTERESTED TRUSTEES
John Y. Keffer                           None                                    None
INDEPENDENT TRUSTEES
Costas Azariadis                         None                                    None
James C. Cheng                           None                                    None
J. Michael Parish                        None                             $50,000 - $100,000


3.   OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES


As of December 31, 2007, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4.   INFORMATION CONCERNING TRUST COMMITTEES

A.   AUDIT COMMITTEE


The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended October 31, 2007, the Audit Committee met seven times.


B.   NOMINATING COMMITTEE


The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the fiscal year ended October 31, 2007, the Nominating Committee did not meet.


C.   VALUATION COMMITTEE


The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended October 31, 2007, the Valuation Committee met six times.


D.   QUALIFIED LEGAL COMPLIANCE COMMITTEE


The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended October 31, 2007, the QLCC did not meet.


E.   CONTRACTS COMMITTEE


The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended October 31, 2007, the Contracts Committee did not meet.


F.   COMPLIANCE COMMITTEE


The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005 meeting. During the fiscal year ended October 31, 2007, the Compliance Committee did not meet.


5.   COMPENSATION OF TRUSTEES AND OFFICERS


Each Independent Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended October 31, 2007.



                      AGGREGATE
                    COMPENSATION   TOTAL COMPENSATION FROM
     TRUSTEE          FROM FUND     TRUST AND FUND COMPLEX
-----------------   ------------   -----------------------
Costas Azariadis        $51                $29,500
James C. Cheng          $51                $29,500
J. Michael Parish       $70                $40,250
John Y. Keffer          $51                $29,500



In order to align management's interests with those of shareholders, Trustees, officers of the Trust and directors, officers and full-time employees of the Adviser are eligible to purchase A Shares without a sales charge.


6.   INVESTMENT ADVISER

A.   SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers ("Intermediaries") out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. The payments would be in addition to the payments by the Funds described in each Fund's prospectus for distribution and/or shareholder servicing. Such additional payments are for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services ("Additional Payments"). These Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments may be different for different Intermediaries.

Subject to the direction of the Trust's Board of Trustees, the Adviser makes decisions regarding the investment and reinvestment of the Fund's assets.

B.   OWNERSHIP OF ADVISER


Dover Investment Management LLC is a Delaware limited liability company. The Adviser is a wholly-owned subsidiary of Dover Management LLC, a Delaware limited liability company, which is controlled by Richard M. Fuscone and Michael P. Castine who are both actively engaged in the investment advisory business. By virtue of their indirect ownership of the Adviser, Messrs. Fuscone and Castine are affiliates of the Adviser.


C.   INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGER


As of October 31, 2007, Mr. Douglas R. Cliggott and Mr Michael G. Kassab, the Fund's portfolio managers, managed one other registered investment company, with assets of approximately $1 million. That fund does not charge a performance-based fee. Mr. Cliggott does not currently manage any other pooled investment vehicles, but does manage one other account with assets of $6 million. The account does not have a performance-based fee.

                                                 Combined
                                                Assets of
                        # of Other                Other                                              Combined
                          Pooled     Combined     Pooled                                            Assets of
               # of      Vehicles   Assets of    Vehicles                 # of Other    Combined      Other
               Other     Serviced     Other      Serviced                 Accounts     Assets of     Accounts
              Pooled       with       Pooled       with     # of Other  Serviced with    Other    Serviced with
 Portfolio   Vehicles  Performance   Vehicles  Performance   Accounts    Performance    Accounts   Performance
  Manager    Serviced   Based Fee    Serviced   Based Fee    Serviced     Based Fee     Serviced    Based Fee
-----------  --------  -----------  ---------  -----------  ----------  -------------  ---------  -------------
Douglas R.       1          1         $2.1         $2.1          1            0           $6           $0
Cliggott                             million     million                                million

Michael G.       1          1         $2.1         $2.1          1            0           $6           $0
  Kassab                             million     million                                million


Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to the Fund and other accounts if the Fund and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas among the Fund and the accounts. Securities selected for the Fund may underperform the securities selected for the accounts.


D.   INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGER

The following compensation information has been provided by the Adviser as of December 31, 2007:

Mr. Cliggott and Mr. Kassab will each be paid a fixed annual salary and a cash bonus by the Adviser each year for their services to the Fund and the other pooled investment vehicle that they manage. Their base salaries are determined considering compensation payable for a similar position across the investment management industry. Their bonuses are determined annually based on both the overall investment performance achieved by the Adviser, as measured by the S&P 500 Index(R) for one year, and the individual Portfolio Manager's contribution. The total compensation is intended to reward consistent and superior investment performance. Mr. Cliggott and Mr. Kassab did not receive any compensation for the other accounts that they manage, which consists primarily of personal and partnership accounts.


E.   PORTFOLIO MANAGER OWNERSHIP IN THE FUND


As of December 31, 2007, each portfolio manager owned shares of the Fund as summarized in the following table:



   PORTFOLIO          DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN THE
    MANAGER                   FUND AS OF DECEMBER 31, 2007
-------------------   -------------------------------------------
Douglas R. Cliggott               $50,001 - $100,000
Michael G. Kassab                 $10,001 - $50,000


F.   FEES

The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month.

In addition to receiving an advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets the clients invest in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser from the Fund against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data presented is for the period beginning with the Fund's commencement of operations.

G.   OTHER PROVISIONS OF ADVISORY AGREEMENT


The Adviser is not affiliated with Citi or any company affiliated with Citi. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

7.   DISTRIBUTOR

A.   DISTRIBUTION SERVICES


The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, 1st Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor.

Under a Distribution Agreement with the Trust dated November 24, 2003 as amended and restated October 1, 2004 and as amended March 1, 2005 the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.


The Distributor may enter into arrangements with various financial institutions through which you may purchase or redeem shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund. The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. These Financial Institutions may charge a fee for their services and may receive shareholder service fees even though shares of the Fund may be sold without a sales charge and are responsible for promptly transmitting purchase, redemption, and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the Financial Institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. The Financial Institution will provide information concerning any charges or services to customers. Investors purchasing shares of the Fund in this manner should acquaint themselves with their Financial Institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the Financial Institution.


The Adviser, at its expense, pays the Distributor a fee for distribution-related services in that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

Pursuant to the Distribution Agreement, the Distributor receives the sales charge paid by the purchasers of A Shares and may reallow all or a portion of such sales charge to certain Financial Institutions.

DISTRIBUTION PLAN - A SHARES In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan (the "Plan") for the Fund's A Shares which provides for payment to the Distributor of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the A Shares as compensation for the Distributor's services as distributor. Mr. Collier, the President and Principal Executive Officer of the Fund has a direct financial interest in the Plan due to his ownership interest in the Distributor.


The Plan provides that payees may incur expenses for distribution and service activities including but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund's shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to the Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to the Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund's shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of A Shares for sale to the public.

The Plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the Plan without approval by shareholders of all A Shares and that other material amendments of the Plan must be approved by the Independent Trustees. The Plan may be terminated with the respect to a Fund's A Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund's A Shares.

Table 2 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor under the Distribution Plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the Plan. No other payee received compensation from the Fund pursuant to the Plan during the most recently completed fiscal year. The data is for the period beginning with the Fund's commencement of operation.

8.   COMPLIANCE SERVICES


Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust dated October 1, 2004, as amended and restated June 1, 2005 and August 8, 2006 and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer ("PEO"), Principal Financial Officer ("PFO"), Chief Compliance Officer ("CCO"), and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services"). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For making available the CCO, AMLCO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services)(ii) $5,000 per Fund and an (ii) annual fee of 0.01% of each Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Funds.


The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.


Under the Compliance Agreement, (1) FCS is not liable to the Trust or the Trust's shareholders for any act or omission, and (2) FCS and certain related parties ("FCS Indemnitees") are indemnified by the Trust against any and all claims and expenses related to a FCS Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of FCS's duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 3 in Appendix B shows the dollar amount of the fees paid to FCS, the amount of the fee waived by FCS and the actual fees retained by FCS accrued by the Fund, the amount of the fee waived, and the actual fees received. The data is for the period beginning with the Fund's commencement of operation.


9.   OTHER FUND SERVICE PROVIDERS


A.   ADMINISTRATOR, ACCOUNTANT AND TRANSFER AGENT

The Administrator and Accountant provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the "Citi Agreement") with the Trust dated April 20, 2007. The Administrator administers the Trust's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns. The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days' written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Citi Agreement, Citi is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi's officers and persons who control Citi) are indemnified by the Trust against any and all claims and expenses related to the Citi's actions or omissions that are consistent with Citi's contractual standard of care. Under the Citi Agreement, in calculating the Fund's NAV, Citi is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citi will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Citi is not liable for the errors of others, including the companies that supply security prices to Citi and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citi a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Citi certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Adviser has agreed to reimburse the Fund Citi's fees pursuant to the Expense Limitation.

As Transfer Agent and distribution paying agent, pursuant to the Citi Agreement, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the Office of Comptroller of the Currency.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Administrator, the amount of fees waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

Table 5 in Appendix B shows the dollar amount of the fees accrued by the Funds, the amount of fees waived by the Accountant, and the actual fees received by the Accountant. The data is for the past three fiscal years (or shorter period depending on the Funds' commencement of operations).

B.   CUSTODIAN

Citibank, N.A. is the Custodian for the Fund and safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds' domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, New York 10013.

C.   LEGAL COUNSEL


Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, NW, Washington D.C. 20006 passes upon legal matters in connection with the issuance of shares of the Trust.


D.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP ("D&T"), 200 Berkeley Street, 14th Floor, Boston, Massachusetts 02116-5022, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission. Deloitte Tax LLP, an affiliate of D&T, reviews the Fund's tax returns.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

1.   HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2.   COMMISSIONS PAID

Table 6 in Appendix B shows the aggregate broker commissions paid by the Fund. The data presented is for the period beginning with the Fund's commencement of operation.

3.   ADVISER RESPONSIBILITY FOR PURCHASES AND SALES AND CHOOSING BROKER-DEALERS

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

In selecting a broker or dealer, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable broker commission or dealer spread), the size of order, difficulty of execution and efficiency of the firm's facilities and the firm's risk in positioning blocks of securities. While the Adviser seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and its clients, including the Fund. In return for such services the Adviser may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided.

The Adviser does not consider sales of shares of the Fund (or any other mutual fund it may advise in the future) as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of mutual funds advised by the Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

4.   OBTAINING RESEARCH FROM BROKERS

Although it does not currently foresee the use of soft dollars, the Adviser may use soft dollars solely for items which are with the safe harbor provisions of
Section 28(e) of the 1934 Act. For purposes of the discussion below, "Soft Dollar Items" refers to research or investment-management related services and equipment provided by brokers through industries and companies, economic surveys and analyses, recommendations as to specific securities, on-line quotations, news and research services, and other services (e.g., computer and telecommunications equipment) providing lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased by the Fund with credits or rebates provided by brokers. Soft Dollar Items may arise from over-the-counter principal or agency transactions, as well as exchange traded agency transactions. Brokers sometimes suggest a level of business that they would like to receive in return for the various services that they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. A broker will not be excluded from executing transactions for the Fund because it has not been identified as providing Soft Dollar Items.

Section 28(e) of the 1934 Act permits the use of Soft Dollar Items in certain circumstances, provided that the Fund does not pay a rate of commissions in excess of what is competitively available from comparable brokerage firms for comparable services, taking into account various factors, including commission rates, financial responsibility and strength and ability of the broker to efficiently execute transactions. Non-research products and soft dollars which are not generated through agency transactions in securities are outside the parameters of Section 28(e)'s "safe harbor," as are transactions effected in futures, currencies or certain derivatives.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Table 7 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

5.   COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

6.   OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

7.   PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. The Fund's investment purchases and sales are determined by the application of its investment criteria and additional criteria such as, but not limited to, the discovery of improper accounting practices or a drop in a corporate credit rating. No trading is done in reaction to market developments. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

8.   SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix B lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the Fund's most recent fiscal year. Table 8 also includes the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

9.   PORTFOLIO HOLDINGS


Portfolio holdings of the Fund are disclosed to the public on a monthly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.


The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Fund's Adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Adviser, Administrator, Custodian, Distributor and fund accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's Trustees and officers, and legal counsel to the Fund and to the Independent Trustees, may receive such information on an as needed basis. The Fund's independent accountants receive such information at least semi-annually. Mailing services (ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

From time to time the Adviser also may disclose nonpublic information regarding a Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of a Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential;
(2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of a Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or a Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. As indicated above, with respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

1.   GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2.   ADDITIONAL PURCHASE INFORMATION

Shares of a Fund or class thereof are sold on a continuous basis by the distributor at the NAV plus any applicable sales charge. Accordingly, the offering price per share of the Fund may be higher than the Fund class's NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3.   IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4.   UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

5.   PURCHASES THROUGH FINANCIAL INSTITUTIONS


The Fund or its Adviser may enter into agreements with Financial Institutions. You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive purchase, exemption or exchange orders on its behalf. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

The Adviser may enter into arrangements with Financial Institutions whereby the Adviser agrees to pay a Financial Institution for inclusion of the Fund on the Financial Institution's mutual fund "supermarket" platform. Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6.   ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7.   SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

8.   REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9.   NAV DETERMINATION

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.  DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.


The tax year-end of the Fund is October 31 (the same as the Fund's fiscal year end).


1.   QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

2.   MEANING OF QUALIFICATION


As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long- term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company the Fund must satisfy the following requirements:

..    The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

..    The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

..    The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


3.   FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4.   FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals through December 31, 2010, at a maximum federal income tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."


The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero. The Fund may have capital loss carry-overs (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any capital gain (whether short or long-term). All capital loss carry-overs are listed in the Fund's financial statements. Any such losses may not be carried back.



All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

5.   CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under current federal tax law, if the Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

6.   FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year (or December 31 if elected by the Fund). The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31 if elected by the Fund) of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 (or December 31) in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7.   SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale, exchange or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8.   BACKUP WITHHOLDING

The Fund will be required to withhold in certain cases U.S. federal income tax at federal backup withholding rate (currently 28%) on distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded once the required information or certification is provided.

9.   FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.


If the income from a Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder, except as described below, will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on Fund dividends designated as capital gain dividends, short-term capital gain dividends, and interest-related dividends. "Interest related dividends" are dividends that are attributable to certain original issue discount, interest on obligations in registered form (with certain exceptions), and interest in deposits derived from U.S. sources and any interest-related dividend from another regulated investment company. "Short-term capital dividends" are dividends that are attributable to short-term capital gain realized by a Fund, computed with certain adjustments. The withholding exemption for short-term capital gain dividends and interest-related dividends, however, generally applies only with respect to taxable years of a Fund beginning before January 1, 2008, unless legislation is enacted extending this exemption. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.


If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at the federal backup withholding rate (currently 28%) on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

10.  STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

11.  FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined.

OTHER MATTERS
--------------------------------------------------------------------------------

1.   THE TRUST AND ITS SHAREHOLDERS

A.   GENERAL INFORMATION

Forum Funds was organized as a business trust (now known as a statutory trust) under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund (1)
Adams Harkness Small Cap Growth Fund
Austin Global Equity Fund
Auxier Focus Fund (2)
Brown Advisory Growth Equity Fund (3)
Brown Advisory Intermediate Income Fund (3)
Brown Advisory Core International Fund (4)
Brown Advisory Maryland Bond Fund (4)
Brown Advisory Opportunity Fund (3)
Brown Advisory Real Estate Fund (4)
Brown Advisory Small-Cap Growth Fund (5)
Brown Advisory Small-Cap Value Fund (3)
Brown Advisory Value Equity Fund (3)
DF Dent Premier Growth Fund
Dover Long/Short Sector Fund (6)
Dover Responsibility Fund (6)
Flag Investors - Equity Opportunity Fund (6)
Flag Investors - Income Opportunity Fund (6)
Fountainhead Special Value Fund
Golden Large Cap Core Fund (7)
Golden Small Cap Core Fund (7)
Grisanti Brown Value Fund (7)
Jordan Opportunity Fund
Liberty Street Horizon Fund (1)
Merk Hard Currency Fund (7)
Payson Total Return Fund
Polaris Global Value Fund
Winslow Green Growth Fund (7)
Winslow Green Solutions Fund (8)

(1) The Trust registered for sale shares of beneficial interest in Institutional, A and C classes of this series.

(2) The Trust registered for sale shares of beneficial interest in Investor, A and C classes of this series.

(3) The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.

(4) The Trust registered for sale shares of beneficial interest in an Institutional class of this series.

(5) The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6) The Trust registered for sale shares of beneficial interests in A and Institutional classes of these series.

(7) The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series.

(8) The Trust registered for sale shares of beneficial interests in an Investor classes of these series. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

B.   SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect a fund's class' performance. For more information on any other Fund or class thereof, investors may contact the Transfer Agent.

C.   SHAREHOLDER VOTING AND OTHER RIGHTS


Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.


All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

D.   TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.


E.   FUND OWNERSHIP

As of February 28, 2008, the officers and Trustees of each Fund class as a group owned less than 1% of the Fund's shares.

As of February 8, 2008, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 8, 2008,the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.



NAME AND ADDRESS
INSTITUTIONAL SHARES          SHARES     % OF FUND
------------------------   -----------   ---------
Michael Fuchs              174,267.211     30.97%
60 Greene Street
New York, NY 10012

Cap Estate Corp            157,251.291     27.95%
1159 E. North Street
Bradley, IL 60915

A SHARES
Charles Schwab & Co Inc.    56,045.991     85.60%
101 Montgomery Street
San Francisco, CA 94104


F.   LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

G.   CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

H.   PROXY VOTING PROCEDURES

Copies of the proxy voting procedures of the Trust and the Adviser are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (888) 368-3755 and (2) on the SEC's Web site at www.sec.gov.

I.   REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

J.   FINANCIAL STATEMENTS


The Fund's Financial Statements and Financial Highlights for the fiscal year ended October 31, 2007 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH

        INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C       A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


        .    Leading market positions in well-established industries.

        .    High rates of return on funds employed.

        . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        . Well-established access to a range of financial markets and assured sources of alternate liquidity.


PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S & P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees accrued by the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.


                                                ADVISORY FEE   ADVISORY FEE
                                 ADVISORY FEE      WAIVED        RETAINED
                                 ------------   ------------   ------------
Year Ended October 31, 2007         $56,311        $56,311          $0
Year Ended October 31, 2006         $29,468        $29,468          $0
Year Ended October 31, 2005(2)      $ 4,628        $ 4,628          $0


TABLE 2 - DISTRIBUTION PLAN - A SHARES ONLY

The following table shows the dollar amount of fees accrued by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees received by the Distributor or its agents.


                                DISTRIBUTION  DISTRIBUTION FEE  DISTRIBUTION FEE
A SHARES                             FEE           WAIVED          RETAINED
------------------------------  ------------  ----------------  ----------------
Year Ended October 31, 2007        $3,335           $0              $3,335
Year Ended October 31, 2006        $1,725           $0              $1,725
Year Ended October 31, 2005(1)     $  260           $0              $  260


TABLE 3 - COMPLIANCE FEES

The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by the FCS, if any, and the actual fee received by FCS.


                                  COMPLIANCE   COMPLIANCE    COMPLIANCE
                                     FEE       FEE WAIVED   FEE RETAINED
                                 -----------   ----------   ------------
Year Ended October 31, 2007        $24,748       $    0        $24,748
Year Ended October 31, 2006        $22,843       $  710        $22,133
Year Ended October 31, 2005(1)     $10,290       $1,480        $ 8,810


TABLE 4 - ADMINISTRATION FEES

The following table shows the dollar amount of fees accrued by the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator.


                                                      ADMINISTRATION FEE   ADMINISTRATION FEE
                                 ADMINISTRATION FEE         WAIVED              RETAINED
                                 ------------------   ------------------   -------------------
Year Ended October 31, 2007            $68,315              $   693              $67,622
Year Ended October 31, 2006            $33,256              $ 9,772              $23,484
Year Ended October 31, 2005(1)         $15,198              $10,280              $ 4,918


TABLE 5 - ACCOUNTING FEES

The following table shows the dollar amount of fees accrued by the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant.


                                                  ACCOUNTING FEE   ACCOUNTING FEE
                                 ACCOUNTING FEE       WAIVED          RETAINED
                                 --------------   --------------   --------------
Year Ended October 31, 2007          $35,103          $0               $35,103


----------
(2) Based on the Fund's commencement of operations May 5, 2005 through October 31, 2005

Year Ended October 31, 2006          $39,991          $3,081           $36,910
Year Ended October 31, 2005(1)       $18,868          $2,919           $15,949

TABLE 6 - COMMISSIONS


The following table shows the brokerage commissions of the Fund. The data is for the past three fiscal years.



                                                     TOTAL               % OF
                                                   BROKERAGE           BROKERAGE           % OF
                                                  COMMISSIONS         COMMISSIONS      TRANSACTIONS
                                                 ($) PAID TO AN        PAID TO AN        EXECUTED BY
                                    TOTAL       AFFILIATE OF THE   AFFILIATE OF THE   AN AFFILIATE OF
                                  BROKERAGE    FUND, DISTRIBUTOR         FUND,           THE FUND,
                                 COMMISSIONS          OR            DISTRIBUTOR OR    DISTRIBUTOR OR
                                     ($)             ADVISER             ADVISER           ADVISER
                                 -----------   -----------------   ----------------   ---------------
Year Ended October 31, 2007         $1,860            $0                  $0                $0
Year Ended October 31, 2006         $1,367            $0                   0%                0%
Year Ended October 31, 2005(1)      $  941            $0                   0%                0%



TABLE 7 - DIRECTED BROKERAGE


The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions generated there from.


                                        AMOUNT         AMOUNT OF
                              BROKER   DIRECTED   COMMISSION GENERATED
                              ------   --------   --------------------
Year Ended October 31, 2007     N/A       $0               $0
Year Ended October 31, 2006     N/A       $0               $0



TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS


The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


REGULAR BROKER OR DEALER   VALUE HELD
N/A                           $0


TABLE 9 - 5% SHAREHOLDERS


The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of February 8, 2008:



NAME AND ADDRESS
INSTITUTIONAL SHARES                    SHARES     % OF FUND
----------------------------------   -----------   ---------
Michael Fuchs                        174,267.211     30.97%
60 Greene Street
New York, NY 10012
Cap Estate Corp                      157,251.291     27.95%
1159 E. North Street


----------
(1) Based on the Fund's commencement of operations May 5, 2005 through October 31, 2005

Bradley, IL 60915
Richman Family Irrevocable Grantor
Trust U/A dated as 6/1/2002
340 Pemberwick Road                   45,569.000      8.10%
Greenwich, CT 06831
A SHARES
Charles Schwab & Co Inc.              56,045.991     85.60%
101 Montgomery Street
San Francisco, CA  94104
Wallace Turner                         4,931.228      7.53%
1025 North Lake Way
Palm Beach, FL 33480

APPENDIX C - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                                   FORUM FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

     SECTION 1. PURPOSE

     Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

     This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

     SECTION 2. RESPONSIBILITIES

     (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

     The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

     The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

     (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

     SECTION 3. SCOPE

     These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

     SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

     (A)  GENERAL

          (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
          (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

          (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

          (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

     (B)  ROUTINE MATTERS

     As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

          (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

          (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

          (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

     (C)  NON-ROUTINE MATTERS

          (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

          (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

          (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

          (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

          (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

     (D)  CONFLICTS OF INTEREST

     Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

     If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

     (E)  ABSTENTION

     The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                         DOVER INVESTMENT MANAGEMENT LLC


                      PROXY VOTING PROCEDURES AND POLICIES
                       REGARDING DOVER RESPONSIBILITY FUND

I.   GENERAL STATEMENT


Dover Investment Management LLC (the "Adviser") has discretion to vote the proxies received by Dover Responsibility Fund (the "Fund"), a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund's shareholders and in accordance with these procedures and policies.


II.  POLICIES AND PROCEDURES FOR VOTING PROXIES

     In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto, except that the Adviser will vote against any shareholder proposal limiting corporate philanthropy. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

     The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III. RECORDKEEPING

     The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

     A. Copies of the proxy voting procedures and policies, and any amendments thereto.

     B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     C. A record of each vote that the Adviser casts.

     D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

     E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV.  DISCLOSURE

     A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

     B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
March 1, 2008

                    FLAG INVESTORS - EQUITY OPPORTUNITY FUND

                                    A SHARES
                              INSTITUTIONAL SHARES

                    FLAG INVESTORS - INCOME OPPORTUNITY FUND

                                    A SHARES
                              INSTITUTIONAL SHARES

INVESTMENT ADVISOR:

Alex. Brown Investment Management
1 South Street


Mail Stop: BAL02-1401


Baltimore, Maryland  21202
www.FlagInvestorsFunds.com
www.abimltd.com

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:


Citi Fund Services, LLC


P.O. Box 182218
Columbus, Ohio 43218- 2218
888-767-FLAG (3542)


This Statement of Additional Information ("SAI") supplements the Prospectus dated March 1, 2008 as may be amended from time to time, offering Flag Investors
- Equity Opportunity Fund and Flag Investors - Income Opportunity Fund, each a series of Forum Funds. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus, without charge, by contacting Citi Fund Services, LLC at the address, website or telephone number listed above.

Copies of the Annual Report may be obtained, when available, without charge, upon request by contacting Citi Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY..................................................................

INVESTMENT POLICIES AND RISKS.............................................

INVESTMENT LIMITATIONS....................................................

MANAGEMENT................................................................

PORTFOLIO TRANSACTIONS....................................................

PURCHASE AND REDEMPTION INFORMATION.......................................

TAXATION..................................................................

OTHER MATTERS.............................................................

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................   A-1

APPENDIX B - MISCELLANEOUS TABLES.........................................   B-1


APPENDIX C - PROXY VOTING PROCEDURES......................................   C-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

"Accountant" means Citi.

"Administrator" means Citi.

"Advisor" means Alex. Brown Investment Management, the Fund's investment advisor.

"Board" means the Board of Trustees of the Trust.

"CFTC" means Commodities Future Trading Commission.


"Citi" means Citi Fund Services, LLC.


"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means Citibank, N.A.

"Distributor" means Foreside Fund Services, LLC.

"Fund" means each of Flag Investors - Equity Opportunity Fund and Flag Investors
- Income Opportunity Fund.

"Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investors Service.

"NAV" means net asset value per share.

"NRSRO" means a nationally recognized statistical rating organization.

"SAI" means Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.

"Transfer Agent" means Citi.

"Trust" means Forum Funds.

"U.S." means United States

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended, and including rules and resolutions as promulgated thereunder.

"1940 Act" means the Investment Company Act of 1940, as amended, and including rules and resolutions as promulgated thereunder

1. INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

Each Fund is a diversified series of the Trust. This section discusses certain investments that the Funds may make in greater detail than the Funds' Prospectus. Each Fund offers two classes: A Shares and Institutional Shares. A Fund will make only those investments described below that are in accordance with its investment objectives and policies.

A. EQUITY SECURITIES

1. COMMON AND PREFERRED STOCK

GENERAL. The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. CONVERTIBLE SECURITIES

GENERAL. The Funds may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

SECURITY RATINGS INFORMATION

A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Advisor determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in APPENDIX A to this SAI. Each Fund
                                            ----------
may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the

Advisor will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.


RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. The price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


3. WARRANTS

GENERAL. Each Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. DEPOSITARY RECEIPTS


GENERAL. Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") and American Depository Shares ("ADS"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. An ADS is a U.S. dollar denominated form of equity ownership in a non-U.S. company. It evidences ownership of underlying securities issued by a foreign company held on deposit by a custodian bank in the company(1)s home country and carries the corporate and economic rights of the foreign shares, subject to the terms specified on the ADR certificate. ADRs evidence ownership in one or several ADSs. Each Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of a Fund's investment policies, the Fund's investment in an ADR or ADS will be considered an investment in a domestic security.


RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

B. FOREIGN SECURITIES

 Each Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and
(4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of a Fund's assets. Flag Investors - Income Opportunity Fund may invest up to 20% of its net assets in non-US dollar denominated equity securities denominated in foreign or composite currencies (such as the Euro) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S.. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

C. FIXED INCOME SECURITIES

1. U.S. GOVERNMENT SECURITIES Each Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.


2. CORPORATE DEBT OBLIGATIONS Each Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. Each Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds). Each Fund may invest in non-convertible preferred stock. Non-convertible preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although non-convertible preferred stock is usually junior to the debt securities of the issuer. Non-convertible preferred stock is not convertible into the common stock. Non-convertible preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. It generally has higher yields than the dividends paid on common stock or the yields paid on convertible preferred stock and it is less subject to fluctuation in value than the underlying stocks since it has fixed income characteristics. Non-convertible securities rank senior to common stock and comparable convertible preferred stock in a company's capital structure. Because of these characteristics, the Fund considers non-convertible preferred stock to be a fixed-income security.


3. NON-INVESTMENT GRADE SECURITIES. Each Fund may invest in non-investment grade securities. Non-investment grade securities (commonly called "high yield bonds") often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may sometimes fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value, like all bonds, will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its high yield bonds, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor's research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

4. LOWER RATED / HIGH-YIELD SECURITIES. The Funds may invest in securities rated below investment grade. These securities are commonly referred to as "high yield securities" and are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.

     Interest Rate and Economic Risk. As with all debt securities, the market
     -------------------------------
prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a Fund's net asset value. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a Fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by a Fund may affect its net asset value and performance adversely during such times.

     In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a Fund's investment portfolio and the Advisor's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's investment portfolio.

     Securities Ratings and Credit Risk. Securities ratings are based largely on
     ----------------------------------
the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer's credit rating may cause that issuer's high yield securities to decrease in market value. Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

     The Advisor continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Advisor primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination.

     Liquidity Risk and Valuation. The market for high yield securities tends to
     ----------------------------
be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. Under these conditions, a Fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public's perception of the junk bond market. The Board or the Advisor may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by a Fund.

5. VARIABLE AMOUNT MASTER DEMAND NOTES. Each Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by a Fund will be payable within a prescribed notice period not to exceed seven days.


RISKS. The Funds may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.


Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.


Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Funds might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that a Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisor monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.


6. OTHER FIXED INCOME SECURITIES Each Fund many invest in short-term money market instruments issued in the United States or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's or in similar other money market securities. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's performance.


Each Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the Euro).


7. ADDITIONAL RISKS OF FIXED INCOME SECURITIES.

GENERAL. The market value of the interest-bearing fixed income securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in a Fund is subject to risk even if all fixed income securities in a Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed income securities.

CREDIT. Each Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that a Fund holds. A Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for interest income and capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately.

The Advisor may use NRSRO ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Advisor determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Advisor
                                            ----------
may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Advisor will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

FOREIGN SECURITIES RISKS. To the extent that the Fund invests in fixed income securities of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled "Investment Policies and Risks - Equity Securities - Foreign Securities Risks" above.

D. ILLIQUID AND RESTRICTED SECURITIES

GENERAL. Each Fund may invest in illiquid and restricted securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days;
(2) purchased over-the-counter options; and (3) securities which are not readily marketable.

Restricted securities, except as otherwise determined by the Advisor, are securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

RISKS. Certain risks are associated with holding illiquid and restricted securities. Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Advisor to be liquid, can become illiquid.

DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board. The Advisor determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Advisor takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Advisor may determine that the securities are liquid.

E. OPTIONS

GENERAL. Under normal conditions the Funds do not expect to use options as part of their respective strategies; however, each Fund may write covered call options. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price.

Specifically, each Fund may write options on securities in which it may invest or on market indices based in whole or in part on such securities it may invest.


Currently, the Funds do not have any intention of investing in options for purposes other than hedging. If a Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain an offsetting ("covered") position in the underlying security or an offsetting option. A Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with that Fund's Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


Each Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore each Fund is not subject to registration or regulation as a commodity pool operator under the Act.

RISKS. There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Advisor's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by a Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

F. OPEN-END AND CLOSED-END INVESTMENT COMPANIES

GENERAL. Each Fund may invest in shares of closed-end investment companies that invest chiefly in shares of companies located outside the United States. Each Fund may also invest in shares of other open-end and closed-end investment companies consistent with its investment objectives and strategies. Each Fund may invest in money market mutual funds, pending investment of cash balances. Each Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act.

RISKS. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled "Investment Policies and Risks - Equity Securities -Foreign Securities Risks" above.

G. FOREIGN CURRENCIES TRANSACTIONS

GENERAL. Each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs.

RISKS. Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another.

H. BORROWING

Each Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing. Each Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to these limitations. A reverse repurchase agreement is a transaction in which a Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

I. SECURITIES LENDING AND REPURCHASE AGREEMENTS.

Each Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. A Fund may pay fees to arrange for securities loans.

Each Fund may enter into repurchase agreements which are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans, repurchase agreements and reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

J. WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.

Each Fund may purchase securities offered on a "when-issued" and "forward commitment" basis (including a delayed delivery basis). Securities purchased on a "when-issued" or "forward commitment basis" are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

K. TEMPORARY DEFENSIVE POSITION

Each Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

L. CORE AND GATEWAY(R)

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

2. INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of each Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which a Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval. A Fund, however, must provide 60 days' prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in certain types of investments ("80% Policy"). If a Fund uses data based on a broad-based index to test compliance with its 80% Policy, the Fund will use data from the index as of the most recent prior month end.

A. FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

1. DIVERSIFICATION

Each Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. SENIOR SECURITIES

The Funds may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. BORROWING

The Funds may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. UNDERWRITING

The Funds may not underwrite securities issued by others, except to the extent that the Funds may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

5. CONCENTRATION

Except for any Fund that is "concentrated" in an industry or group of industries within the meaning of the 1940 Act, the Funds may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. REAL ESTATE

The Funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. COMMODITIES

The Funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Funds from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. LOANS

The Funds may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

9. POOLED FUNDS

The Funds may, notwithstanding any other fundamental investment policy or limitation, invest all of their assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

B. NON-FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. A Fund may not:

1. SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

2. SHORT SALES

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3. PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4. EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

5. ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value and (2) repurchase agreements not entitling the holder to payment of principal within seven days. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3. MANAGEMENT
--------------------------------------------------------------------------------

A. TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"). The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust advisor and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219, unless otherwise indicated. Each Trustee oversees thirty-three portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company.

                                                    TERM OF OFFICE AND                 PRINCIPAL OCCUPATION(S)
          NAME                   POSITION                LENGTH                                DURING
     AND BIRTH DATE           WITH THE TRUST          OF TIME SERVED                        PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
J. Michael Parish          Chairman of the        Trustee since 1989        Retired; Partner, Wolf, Block, Schorr and
Born: November 9, 1943     Board; Trustee;        Chairman of the Board     Solis-Cohen LLP (law firm) 2002 - 2003;
                           Chairman,              since 2004                Partner, Thelen Reid & Priest LLP (law firm)
                           Compliance                                       from 1995 - 2002.
                           Committee,
                           Nominating
                           Committee and
                           Qualified Legal
                           Compliance Committee
------------------------------------------------------------------------------------------------------------------------
Costas Azariadis           Trustee                Trustee since 1989        Professor of Economics, Washington
Born: February 15, 1943    Chairman, Valuation                              University since effective 2006; Professor
                           Committee                                        of Economics, University of California-Los
                                                                            Angeles 1992 - 2006.
------------------------------------------------------------------------------------------------------------------------
James C. Cheng             Trustee; Chairman,     Trustee since 1989        President, Technology Marketing Associates
Born: July 26, 1942        Audit Committee                                  (marketing company for small- and medium-
                                                                            sized businesses in New England).
                                                                            since 1991.
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
John Y. Keffer             Trustee                Trustee since 1989        President, Forum Foundation (a charitable
Born: July 15, 1942        Chairman, Contracts                              organization) since 2005; President, Forum
                           Committee                                        Trust, LLC (a non-depository trust company)
                                                                            since 1997; President, Citigroup Fund
                                                                            Services, LLC ("Citigroup") 2003 - 2005;
                                                                            President, Forum Financial Group, LLC
                                                                            ("Forum"), (a fund services company acquired
                                                                            by Citibank, N.A. in 2003).
------------------------------------------------------------------------------------------------------------------------

                                       13

------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------
Simon D. Collier(1)        President and          Since 2005                President of Foreside Financial Group LLC
Born: October 22, 1961     Principal Executive                              ("FFG"), (financial services firm), the
                           Officer                                          parent of the Distributor, and holds various
                                                                            officer positions of FFG subsidiaries, 2005
                                                                            to present; President, Foreside Services,
                                                                            Inc. (staffing services firm), an affiliate
                                                                            of the Distributor, 2006 to present; Chief
                                                                            Operating Officer and Managing Director,
                                                                            Global Fund Services, Citigroup 2003-2005;
                                                                            Managing Director, Global Securities
                                                                            Services for Investors, Citibank, N.A.
                                                                            1999-2003.
------------------------------------------------------------------------------------------------------------------------
Trudance L. Bakke(1)       Principal Financial    Since 2005 (Principal     Director, Foreside Financial Group, LLC
Born: August 11, 1971      Officer and            Financial Officer since   since 2006; Product Manager, Citi 2003-2006;
                           Treasurer              2006)                     Senior Manager of Corporate Finance, Forum
                                                                            1999-2003.
------------------------------------------------------------------------------------------------------------------------
Beth P. Hanson             Vice President/         Since 2003                Relationship Manager, Citi since 2003;
Born: July 15, 1966        Assistant Secretary                              Relationship Manager, Forum 1999-2003.
------------------------------------------------------------------------------------------------------------------------
Sara M. Morris             Vice President         Since 2007                Director and Relationship Manager, Citi
Born: September 18, 1963                                                    since 2004; Chief Financial Officer, The VIA
                                                                            Group, LLC (a strategic marketing company)
                                                                            2000 - 2003.
------------------------------------------------------------------------------------------------------------------------
Velvet R. Regan            Secretary              Since 2007                 Assistant Counsel, Citi Fund Services Ohio,
Born: July 17, 1978                                                         Inc. (f/k/a BISYS Fund Services Ohio, Inc.)
                                                                            since September 2006; Associate Attorney,
                                                                            Gilmartin Magence Camiel & Ross, LLP (law
                                                                            firm) February 2006 through September 2006;
                                                                            Tax Administrator, State Street Corporation
                                                                            (a financial services provider) 2000-2002.
------------------------------------------------------------------------------------------------------------------------


----------
(1) The Funds' President and Treasurer also serve as officers of other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC (the "Distributor") or its affiliates act as distributor or services provider.

B. TRUSTEE OWNERSHIP IN EACH FUND IN FAMILY OF INVESTMENT COMPANIES



                                                                 AGGREGATE DOLLAR RANGE OF OWNERSHIP
                                                                    AS OF DECEMBER 31, 2007 IN ALL
                                                                   REGISTERED INVESTMENT COMPANIES
                       DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN     OVERSEEN BY TRUSTEE IN FAMILY OF
      TRUSTEES            THE FUNDS AS OF DECEMBER 31, 2007             INVESTMENT COMPANIES.
----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------
John Y. Keffer                          None                                     None
----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
Costas Azariadis                        None                                     None
----------------------------------------------------------------------------------------------------
James C. Cheng                          None                                     None
----------------------------------------------------------------------------------------------------
J. Michael Parish                       None                               $50,000-$100,000
----------------------------------------------------------------------------------------------------



C. OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As of February 28, 2008, beneficially or of record, securities of any Trust investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.


D. INFORMATION CONCERNING TRUST COMMITTEES

1. AUDIT COMMITTEE


The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended October 31, 2007, the Audit Committee met seven times.


2. NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended October 31, 2007, the Nominating Committee did not meet.

3. VALUATION COMMITTEE


The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended October 31, 2007, the Valuation Committee met six times.


4. QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended October 31, 2007, the QLCC did not meet.

5. CONTRACTS COMMITTEE

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. During the fiscal year ended October 31, 2007, the Contracts Committee did not meet.

6. COMPLIANCE COMMITTEE

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended October 31, 2007, the Compliance Committee did not meet.

E. COMPENSATION OF TRUSTEES AND OFFICERS


Each Independent Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 ($750 for the Chairman) for each short special Board meeting attended and $1,500 ($2,250 for the Chairman) for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.


The following table sets forth the fees paid to each Trustee by the Funds and the Fund Complex for the fiscal year ending October 31, 2007.


                          AGGREGATE                 AGGREGATE
                    COMPENSATION FROM FLAG   COMPENSATION FROM FLAG
                      INVESTORS - EQUITY       INVESTORS - INCOME     TOTAL COMPENSATION FROM
     TRUSTEE           OPPORTUNITY FUND         OPPORTUNITY FUND       TRUST AND FUND COMPLEX
---------------------------------------------------------------------------------------------
Costas Azariadis             $39                       $10                    $29,500
---------------------------------------------------------------------------------------------
James C. Cheng               $39                       $10                    $29,500
---------------------------------------------------------------------------------------------
J. Michael Parish            $53                       $14                    $40,250
---------------------------------------------------------------------------------------------
John Y. Keffer               $39                       $10                    $29,500
---------------------------------------------------------------------------------------------


F. INVESTMENT ADVISOR

1. SERVICES OF ADVISOR


The Advisor serves as investment advisor to each Fund pursuant to investment advisory agreements with the Trust (each an "Advisory Agreement"). Under the applicable Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund.


2. OWNERSHIP OF ADVISOR

The Advisor is a limited liability company operating under the laws of Maryland. The Advisor is independent and privately owned with the controlling interest held by active employees, namely Bruce Behrens, J. Dorsey Brown, Hobart
Buppert, Lee Owen, and Robert Hutchings Vernon.

3. INFORMATION REGARDING PORTFOLIO MANAGER

The following information regarding Hobart Buppert, each Fund's portfolio manager, has been provided by the Advisor.


OTHER ACCOUNTS UNDER MANAGEMENT. As of October 31, 2007, Mr. Buppert serviced two other registered investment companies with combined assets (including the Equity Opportunity Fund and the Income

Opportunity Fund) of $733 million, no other pooled vehicles and 30 other accounts with combined assets of $714 million. The 30 separate accounts managed by Mr. Buppert represent 19 relationships with an average tenure of over 15 years. None of the accounts listed above pay the Advisor a performance-based management fee.


CONFLICTS OF INTEREST FOR PORTFOLIO MANAGER. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one account. More specifically, the Portfolio Manager, who manages multiple accounts, is presented with the following potential conflicts:

..    The management of multiple accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other account. Each other account managed by the Portfolio Manager, however, is managed using the same investment models that are used in connection with the management of the Fund.

..    If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The following things mitigate these conflicts: (1) the management approach of the Advisor involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by the Advisor of portfolio allocation and best execution procedures, (3) the maintenance by Advisor of a Code of Ethics that establishes standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of a Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee has no bearing on how the Advisor manages a client account.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGER. As of October 31, 2007, the portfolio manager has a compensation package that includes: a fixed salary and bonus, which is paid out of a bonus pool that is calculated as a percentage of the Advisor's operating income. The portfolio manager is paid bonuses which are a fixed percentage of the bonus pool. There is no difference in compensation, or in the method used to determine compensation, for the management of the fund versus the management of other accounts.

PORTFOLIO MANAGER OWNERSHIP IN THE FUND. As of October 31, 2007, the portfolio manager owned over $1 million of the Income Opportunity Fund and between $500, 000 and $1 million of the Equity Opportunity Fund.

4. FEES

The Advisor's fee is calculated as a percentage of each Fund's average daily net assets. The fee, if not waived, is accrued daily by each Fund and is assessed to each class based on average net assets for the previous month. The Advisor's fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee from each Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in each Fund. If you have a separately managed account with the Advisor with assets invested in a Fund, the Advisor will credit an amount equal to all or a portion of the fees received by the Advisor against any investment management fee received from you.




5. OTHER PROVISIONS OF ADVISORY AGREEMENT


The Advisor is not affiliated with Citi or any company affiliated with Citi. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).


The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Advisor on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G. DISTRIBUTOR

1. DISTRIBUTION SERVICES


The Distributor (also known as principal underwriter) of the shares of each Fund is located at Two Portland Square, 1st Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry National Regulatory Authority. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor.

Under a Distribution Agreement with the Trust dated November 24, 2003 as amended and restated October 1, 2004 and as amended March 1, 2005 the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of each Fund. The Distributor continually distributes shares of each Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.


The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively the "Financial Institutions") for distribution of shares of the Fund (see "Purchases through Financial Institutions"). Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions, the sales charge paid by the purchasers of A Shares.


2. DISTRIBUTION PLAN (A SHARES)

In accordance with Rule 12b-1 under the 1940 Act, The Trust has adopted a Distribution Plan (the "Plan") under which each Fund is authorized to pay to the Distributor or any other entity approved by the board (collectively, "payees") as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of A Shares of the Funds. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Funds. The plan is a core component of the ongoing distribution of A Shares. Mr. Collier an officer of the Trust and who has an ownership interest in the Distributor, has a direct financial interest in the operations of the plan due to his ownership interest in the Distributor.

The Plan provides that payees may incur expenses for distribution and service activities including but are not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of a Fund's shares and (2) providing services to holders of shares related to their investment in a Fund, including without limitation providing assistance in connection with responding to the Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of a Fund's shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Advisor or others in connection with the offering of a Fund's shares for sale to the public.


The plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of all A Shares and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to a Fund's A Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the applicable Fund's A Shares.




H. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust dated October 1, 2004, as amended and restated June 1, 2005 and August 8, 2006 and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer ("PEO"), Principal Financial Officer ("PFO"), Chief Compliance Officer ("CCO"), and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services"). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.


For making available the CCO, AMLCO and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Funds of (i) $22,500 (allocated equally to all Trust series for which the Advisor provides management services), (ii) $5,000 per Fund and an (ii) annual fee of 0.01% of each Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Funds.


The Compliance Agreement with respect to a Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to a Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.


Under the Compliance Agreement, (1) FCS is not liable to the Trust or the Trust's shareholders for any act or omission, and (2) FCS and certain related parties ("FCS Indemnitees") are indemnified by the Trust against any and all claims and expenses related to a FCS Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of FCS's duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.


I. OTHER FUND SERVICE PROVIDERS

1. ADMINISTRATOR, ACCOUNTANT AND TRANSFER AGENT


The Administrator and Accountant provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the "Citi Agreement") with the Trust dated April 20, 2007. The Administrator administers the Trust's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns. The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days' written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Citi Agreement, Citi is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi's officers and persons who control Citi) are indemnified by the Trust against any and all claims and expenses related to the Citi's actions or omissions that are consistent with Citi's contractual standard of care. Under the Citi Agreement, in calculating the Fund's NAV, Citi is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citi will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than equal to $25.00. In addition, Citi is not liable for the errors of others, including the companies that supply security prices to Citi and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citi a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Citi certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Adviser has agreed to reimburse the Fund for Citi's fees pursuant to the Expense Limitation.

As Transfer Agent and distribution paying agent, pursuant to the Citi Agreement, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the Office of Comptroller of the Currency. Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Administrator, the amount of fees waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

Table 5 in Appendix B shows the dollar amount of the fees accrued by the Funds, the amount of fees waived by the Accountant, and the actual fees received by the Accountant. The data is for the past three fiscal years (or shorter period depending on the Funds' commencement of operations).


2. CUSTODIAN

Citibank, N.A. is the Custodian for the Funds and safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds' domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

For its services, Citibank, N.A. receives a monthly maintenance fee of $300 per Fund, plus certain other transaction fees and asset-based fees. These fees are accrued daily by each Fund and are paid monthly based on average net assets and transactions for the previous month.

3. LEGAL COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

4. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts 02116--5022, is the Funds' independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission. Deloitte Tax LLP, an affiliate of D&T, reviews the Funds' tax returns.


4.  PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

A. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of equity securities in the Funds are done on a best execution basis. Purchase and sales are completed via brokers for a negotiated commission in line with current industry standards. Where applicable, alternative methods will be used to complete trades.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

B. COMMISSIONS PAID

Commission information is not provided because the Funds have not commenced operations prior to the date of this SAI.

C. ADVISOR RESPONSIBILITY FOR PURCHASES AND SALES

The Advisor places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Advisor. Each Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Advisor seeks "best execution" for all portfolio transactions. This means that the Advisor seeks the most favorable price and execution available. The Advisor's primary consideration in executing transactions for each Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D. CHOOSING BROKER-DEALERS

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Advisor takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Advisor's duties, the Advisor may consider payments made by brokers effecting transactions for a Fund. These payments may be made to a Fund or to other persons on behalf of a Fund for services provided to a Fund for which those other persons would be obligated to pay.

The Advisor may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

E. OBTAINING RESEARCH FROM BROKERS

The Advisor has full brokerage discretion. The Advisor evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Advisor may give consideration to research services furnished by brokers to the Advisor for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Advisor's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems and formal databases. Typically, the research will be used to service all of the Advisor's accounts, although a particular client may not benefit from all the research received on each occasion. The Advisor's fees are not reduced by reason of the Advisor's receipt of research services. Since most of the Advisor's brokerage commissions for research are for economic research on specific companies or industries, and since the Advisor follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Advisor's clients and a Fund's investors.

F. COUNTERPARTY RISK

The Advisor monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G. TRANSACTIONS THROUGH AFFILIATES

The Advisor may effect transactions through affiliates of the Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H. OTHER ACCOUNTS OF THE ADVISOR

Investment decisions for each Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In rare instances, the Advisor may effect trades between one client and another, if in the best interest of both parties. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Advisor's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for each Fund and other client accounts managed by the Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I. PORTFOLIO TURNOVER

The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses. Under normal circumstances, the Advisor is a long-term investor with holdings periods for stocks of one to five years, therefore on average, the annual portfolio turnover is expected to be approximately 30%.

J. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund's last fiscal year; or (3) sold the largest amount of a Fund's shares during the Fund's last fiscal year.

K. PORTFOLIO HOLDINGS


Portfolio holdings of the Funds are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Funds' annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Funds' latest semi-annual report to shareholders or a copy of the Funds' latest Form N-Q which contains the Funds' portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Funds' latest Form N-Q by accessing the SEC's website at www.sec.gov. In addition to the required disclosures, each Fund will also release its full portfolio holdings 30 days after the end of the calendar quarter on the Fund's website at www.flaginvestorfunds.com and in other media.


In addition, the Funds' Advisor makes publicly available, on a monthly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Funds' investments by country, sector and industry, as applicable. This holdings information is made available through the Funds' or Advisor's website, marketing communications (including printed advertisements and sales literature), and/or the Funds' Transfer Agent telephone customer service center that supports the Funds. This information is released within 15 after days after the month end.

The Funds' nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Funds' operations that the Funds have retained them to perform. The Funds' Advisor, who manages the Funds' portfolios, has regular and continuous access to the Funds' portfolio holdings. In addition, the Funds' Advisor, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services, mailing services and financial printers may have access to the Funds' nonpublic portfolio holdings information on an ongoing basis. The Funds' Trustees and officers, and legal counsel to the Funds and to the Independent Trustees, may receive such information on an as needed basis. The Funds' independent accountants receive such information at least semi-annually. Mailing services and financial printers receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time, the Advisor also may disclose nonpublic information regarding the Funds' portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Funds have a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Funds and their shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential;
(2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Funds, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the
Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Funds, nor, to the Funds' knowledge, paid to the Advisor or any other party, by any service provider or any other person in connection with the disclosure of the Funds' portfolio holdings. As indicated above, with respect to the Trustees, its officers, the Advisor, the Administrator and the Distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Funds' portfolio holdings. In addition, the Funds' service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Funds' portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Funds resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, principal underwriter or any affiliate of the Funds, the Advisor or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Funds' portfolio holdings disclosure policy will protect the Funds against potential misuse of holdings information by individuals or firms in possession of that information.

5. PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

A. GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent or through an authorized financial institution.

Each Fund class accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B. ADDITIONAL PURCHASE INFORMATION

Shares of each Fund or class thereof are sold on a continuous basis by the Distributor at NAV plus any applicable sales charge. Accordingly, the offering price per share of a Fund class may be higher than a Fund class' NAV.

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Advisor's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. Each Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

3. PURCHASES THROUGH FINANCIAL INSTITUTIONS


You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive purchase, redemption or exchange orders on its behalf. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of a Fund. Your order will be priced at a Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. No Fund is responsible for the failure of any Financial Institution to carry out its obligations. Investors purchasing shares of a Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

The Advisor may enter into arrangements with Financial Institutions. The Advisor may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the Financial Institutions to promote sales of the Fund.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A Financial Institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. The Advisor or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services.

The Advisor may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution's list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the Financial Institutions. The above payments are made to Financial Institutions that are registered as holders of record or dealers of record for accounts in the Fund. These payments are generally based on one or more of the following factors: average net assets of the Fund shares attributable to that dealer, gross or net sales of Fund shares attributable to that dealer, reimbursement of ticket charges (including fees that a dealer firm charges its representatives for effecting transactions in fund shares and payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or a negotiated lump sum payment for services rendered.

The Advisor may compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Eligibility requirements for such payments to Financial Institutions are determined by the Advisor. Such payments will create an incentive for the Financial Institutions to recommend that investors purchase Fund shares. Separately, the Advisor may enter into one or more arrangements with third-party marketing firms. If such is the case, compensation to such firms will be consistent to costs associated with wholesaling and/or marketing mutual funds. Such compensation will be in addition to any marketing support and/or program servicing payments. From time to time, the Advisor, at its expense, may provide additional compensation to Financial Institutions that sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by the Advisor may include financial assistance to Financial Institutions that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips.

C. ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1. SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period.

D. NAV DETERMINATION

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E. DISTRIBUTIONS

Distributions of net investment income will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. TAXATION
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting each Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of a Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to each Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year end of each Fund is October 31 (the same as each Fund's fiscal year end).




A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

1. MEANING OF QUALIFICATION


As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long-term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company a Fund must satisfy the following requirements:


     . The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

     . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

     . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. FAILURE TO QUALIFY

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals through December 31, 2010, at a maximum federal income tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met. To the extent a Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

Each Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C. CERTAIN TAX RULES APPLICABLE TO THE FUNDS' TRANSACTIONS

For Federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. A Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (2) a Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to each Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of a Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, a Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. BACKUP WITHHOLDING

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

G. FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.


If the income from a Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder, except as described below, will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on Fund dividends designated as capital gain dividends, short-term capital gain dividends, and interest-related dividends. "Interest related dividends" are dividends that are attributable to certain original issue discount, interest on obligations in registered form (with certain exceptions), and interest in deposits derived from U.S. sources and any interest-related dividend from another regulated investment company. "Short-term capital dividends" are dividends that are attributable to short-term capital gain realized by a Fund, computed with certain adjustments. The withholding exemption for short-term capital gain dividends and interest-related dividends, however, generally applies only with respect to taxable years of a Fund beginning before January 1, 2008, unless legislation is enacted extending this exemption. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.


If the income from a Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

H. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in a Fund.

I. FOREIGN INCOME TAX

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by a Fund.

7. OTHER MATTERS
--------------------------------------------------------------------------------

A. THE TRUST AND ITS SHAREHOLDERS

1. GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following series:

Absolute Strategies Fund (1)
Adams Harkness Small Cap Growth Fund
Austin Global Equity Fund
Auxier Focus Fund (2)
Brown Advisory Growth Equity Fund (3)
Brown Advisory Intermediate Income Fund (3)
Brown Advisory Core International Fund (4)
Brown Advisory Maryland Bond Fund (4)
Brown Advisory Opportunity Fund (3)
Brown Advisory Real Estate Fund (4)
Brown Advisory Small-Cap Growth Fund (5)
Brown Advisory Small-Cap Value Fund (3)
Brown Advisory Value Equity Fund (3)
DF Dent Premier Growth Fund
Dover Long/Short Sector Fund (6)
Dover Responsibility Fund (6)
Flag Investors - Equity Opportunity Fund (6)
Flag Investors - Income Opportunity Fund (6)
Fountainhead Special Value Fund
Golden Large Cap Core Fund (7)
Golden Small Cap Core Fund (7)

Grisanti Brown Value Fund (7)

Jordan Opportunity Fund
Liberty Street Horizon Fund (1)
Merk Hard Currency Fund (7)
Payson Total Return Fund
Polaris Global Value Fund


Winslow Green Growth Fund (7)
Winslow Green Solutions Fund (8)



(1) The Trust registered for sale shares of beneficial interest in Institutional, A and C classes of this series.
(2) The Trust registered for sale shares of beneficial interest in Investor, A and C classes of this series.
(3) The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.
(4) The Trust registered for sale shares of beneficial interest in an Institutional class of this series.
(5) The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
(6) The Trust registered for sale shares of beneficial interests in A and Institutional classes of these series.
(7) The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series.
(8) The Trust registered for sale shares of beneficial interests in an Investor classes of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each series and classes thereof will continue indefinitely until terminated.

2. SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class' performance. For more information on any other class of shares of a Fund, investors may contact the Transfer Agent.

3. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. FUND OWNERSHIP


As of February 28, 2008, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Funds. As of February 10, 2008, certain Shareholders of record owned 5% or more of the Fund. These Shareholders and any Shareholder known by the Fund to own beneficially 5% or more of a Fund or class are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Funds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 10, 2008, no shareholder may be deemed to control a Fund. "Control" for this purpose is the ownership of 25% or more of a Fund's voting securities.

C. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY


Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.


The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. PROXY VOTING PROCEDURES


Copies of the proxy voting procedures of the Trust and the Advisor are included in Appendix C. Information regarding how a Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2007 are available (1) without charge, upon request, by contacting the Transfer Agent at 888-FlagFnd (352-4363)and (2) on the SEC's website at www.sec.gov.


E. CODE OF ETHICS

The Trust, the Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between a Fund and personnel of the Trust, the Advisor and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by a Fund, subject to certain limitations.

F. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. FINANCIAL STATEMENTS

The Funds' Financial Statements and Financial Highlights for the fiscal year ended October 31, 2007 are included by reference into this SAI from the Funds' Annual Reports to shareholders and have been audited by Deloitte and Touche LLP, an independent registered public accounting firm, as stated in their reports, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

A.      CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.      MOODY'S

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds, which are rated Ca, represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE

        Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.      S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

B. PREFERRED STOCK

1. MOODY'S

AAA An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "Aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2. S&P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BBB,
CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C       A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C. SHORT TERM RATINGS

1. MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        .    Leading market positions in well-established industries.

        .    High rates of return on funds employed.

        . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

2. S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
MISCELLANEOUS TABLES


Tables 1 through 5 and Table 7 provide information for the Flag Investors Funds for the last three fiscal years (or less depending on the Fund) ended October 31.


TABLE 1 - INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees payable to the Adviser by the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.


                                             ADVISORY FEE   ADVISORY FEE
EQUITY OPPORTUNITY FUND       ADVISORY FEE      WAIVED        RETAINED
-----------------------       ------------   ------------   ------------
Year Ended October 31, 2007      $45,268        $45,268          $0



                                             ADVISORY FEE   ADVISORY FEE
INCOME OPPORTUNITY FUND       ADVISORY FEE      WAIVED        RETAINED
-----------------------       ------------   ------------   ------------
Year Ended October 31, 2007       $8,377        $8,377           $0



TABLE 2 - COMPLIANCE FEES


The following table shows the dollar amount of fees payable to FCS with respect to the Fund, the amount of fee that was waived by FCS, if any, and the actual fees received by FCS.


                              COMPLIANCE   COMPLIANCE    COMPLIANCE
EQUITY OPPORTUNITY FUND          FEE       FEE WAIVED   FEE RETAINED
-----------------------       ----------   ----------   ------------
Year Ended October 31, 2007     $20,770        $0          $20,770



                              COMPLIANCE   COMPLIANCE    COMPLIANCE
INCOME OPPORTUNITY FUND          FEE       FEE WAIVED   FEE RETAINED
-----------------------       ----------   ----------   ------------
Year Ended October 31, 2007      $9,702        $0           $9,702


TABLE 3 - ADMINISTRATION FEES

The following table shows the dollar amount of fees payable by the Fund, the amount of fee that was waived, if any, and the actual fees received.


                              ADMINISTRATION   ADMINISTRATION   ADMINISTRATION
EQUITY OPPORTUNITY FUND           FEE           FEE WAIVED      FEE RETAINED
-----------------------       --------------   --------------   --------------
Year Ended October 31, 2007      $107,081         $24,367           $82,714



                             ADMINISTRATION   ADMINISTRATION   ADMINISTRATION
INCOME OPPORTUNITY FUND          FEE           FEE WAIVED      FEE RETAINED
-----------------------       --------------   --------------   --------------
Year Ended October 31, 2007      $29,410           $5,639           $23,771


TABLE 4 - ACCOUNTING FEES

The following table shows the dollar amount of fees payable by the Fund, the amount of fee that was waived, if any, and the actual fees received.


                                               ACCOUNTING FEE   ACCOUNTING FEE
EQUITY OPPORTUNITY FUND       ACCOUNTING FEE       WAIVED          RETAINED
-----------------------       --------------   --------------   ---------------
Year Ended October 31, 2007       $8,000           $8,000             $0

                                               ACCOUNTING FEE   ACCOUNTING FEE
INCOME OPPORTUNITY FUND       ACCOUNTING FEE       WAIVED          RETAINED
-----------------------       --------------   --------------   ---------------
Year Ended October 31, 2007       $8,032           $8,032             $0


TABLE 5 - COMMISSIONS


The following table shows the brokerage commissions of the Fund.



                                                  TOTAL              % OF
                                                BROKERAGE          BROKERAGE           % OF
                                               COMMISSIONS        COMMISSIONS       TRANSACTIONS
                                 TOTAL       ($) PAID TO AN       PAID TO AN         EXECUTED BY
                               BROKERAGE    AFFILIATE OF THE   AFFILIATE OF THE   AN AFFILIATE OF
                              COMMISSIONS        FUND OR            FUND OR         THE FUND OR
EQUITY OPPORTUNITY FUND           ($)            ADVISER            ADVISER           ADVISER
-----------------------       -----------   ----------------   ----------------   ---------------
Year Ended October 31, 2007     $15,755            $0                 $0                $0



                                                  TOTAL              % OF
                                                BROKERAGE          BROKERAGE           % OF
                                               COMMISSIONS        COMMISSIONS      TRANSACTIONS
                                 TOTAL       ($) PAID TO AN       PAID TO AN        EXECUTED BY
                               BROKERAGE    AFFILIATE OF THE   AFFILIATE OF THE   AN AFFILIATE OF
                              COMMISSIONS        FUND OR            FUND OR         THE FUND OR
INCOME OPPORTUNITY FUND           ($)            ADVISER            ADVISER           ADVISER
-----------------------       -----------   ----------------   ----------------   ---------------
Year Ended October 31, 2007      $3,460            $0                 $0                $0


TABLE 6 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


EQUITY OPPORTUNITY FUND       REGULAR BROKER OR DEALER   VALUE HELD
-----------------------       ------------------------   ----------
Year Ended October 31, 2007              N/A                $0



INCOME OPPORTUNITY FUND       REGULAR BROKER OR DEALER   VALUE HELD
-----------------------       ------------------------   ----------
Year Ended October 31, 2007              N/A                $0



TABLE 7 - DIRECTED BROKERAGE

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions generated there from.



                                        AMOUNT         AMOUNT OF
EQUITY OPPORTUNITY FUND       BROKER   DIRECTED   COMMISSION GENERATED
-----------------------       ------   --------   --------------------
Year Ended October 31, 2007     N/A       $0               $0

                                        AMOUNT         AMOUNT OF
INCOME OPPORTUNITY FUND       BROKER   DIRECTED   COMMISSION GENERATED
-----------------------       ------   --------   --------------------
Year Ended October 31, 2007     N/A       $0               $0



TABLE 8 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of the shares of the Fund, as of February 10, 2008.

EQUITY OPPORTUNITY FUND - CLASS A



NAME AND ADDRESS                                                       % OF FUND
--------------------------------------------------------------------------------
PERSHING LLC                                                             35.42%
ONE PERSHING PLAZA
JERSEY CITY, NJ 07399

FIRST CLEARING LLC                                                       29.76%
WACHOVIA
10700 WHEAT FIRST DRIVE
GLEN ALLEN, VA 23060

FERRIS, BAKER, WATTS INC                                                 24.40%
1700 PENNSYLVANIA AVE
WASHINGTON, DC 20006

PRUDENTIAL INVESTMENT MANAGEMENT SERVICE                                  7.32%
3 GATEWAY CENTER
14TH FLOOR
NEWARK, NJ 07102-4077



EQUITY OPPORTUNITY FUND - INSTITUTIONAL CLASS



NAME AND ADDRESS                                                       % OF FUND
--------------------------------------------------------------------------------
SEI PRIVATE TRUST CO                                                     47.96%
C O M T BANK ID337
ATTN MUTUAL FUNDS ADMIN
ONE FREEDOM VALLEY DR
OAKS, PA 19456

PERSHING LLC                                                             36.17%
ONE PERSHING PLAZA
JERSEY CITY, NJ 07399

BRUCE E BEHRENS                                                           7.46%
7506 L HIRONDELLE CLUB RD
RUXTON, MD 21204

INCOME OPPORTUNITY FUND - CLASS A



NAME AND ADDRESS                                                       % OF FUND
--------------------------------------------------------------------------------
PRUDENTIAL INVESTMENT MANAGEMENT SERVICE                                 38.73%
3 GATEWAY CENTER
14TH FLOOR
NEWARK, NJ 07102-4077

FIRST CLEARING LLC                                                       34.30%
WACHOVIA
10700 WHEAT FIRST DRIVE
GLEN ALLEN, VA 23060

PERSHING LLC                                                             26.97%
ONE PERSHING PLAZA
JERSEY CITY, NJ 07399



INCOME OPPORTUNITY FUND - INSTITUTIONAL CLASS



NAME AND ADDRESS                                                       % OF FUND
--------------------------------------------------------------------------------
PERSHING LLC                                                            100.00%
ONE PERSHING PLAZA
JERSEY CITY, NJ 07399

APPENDIX C - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                                   FORUM FUNDS
                                  MONARCH FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  JULY 31, 2003
                          AS AMENDED SEPTEMBER 14, 2004

     SECTION 1. PURPOSE

     Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

     This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

     SECTION 2. RESPONSIBILITIES

     (A) ADVISOR. Pursuant to the investment advisory agreements between the Trust and the investment advisors providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment advisor (each an "Advisor"). These Policies are to be implemented by each Advisor of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Advisor shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

     The Advisor shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Advisor's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Advisor.

     The Advisor shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Advisor or to an agent of the Advisor selected by the Advisor to vote proxies with respect to which the Advisor has such discretion (a "Proxy Voting Service").

     (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Advisor and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 2008


                         FOUNTAINHEAD SPECIAL VALUE FUND

INVESTMENT ADVISER:

     King Investment Advisors, Inc.
     1980 Post Oak Boulevard, Suite 2400
     Houston, Texas 77056-3898

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:


     Citigroup Fund Services, LLC
     P.O. Box 182218
     Columbus, OH 43218-2218
     (800) 868-9535 (toll free)



This Statement of Additional Information (the "SAI") supplements the Prospectus dated March 1, 2008, as may be amended from time to time, offering shares of Fountainhead Special Value Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial Statements for the Fund for the fiscal year ended October 31, 2007, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS

Glossary..................................................................     1

Investment Policies and Risks.............................................     2

Investment Limitations....................................................    10

Management................................................................    12

Portfolio Transactions....................................................    19

Purchase and Redemption Information ......................................    22

Taxation..................................................................    24

Other Matters.............................................................    28

Appendix A - Description of Securities Ratings............................   A-1

Appendix B - Miscellaneous Tables.........................................   B-1

Appendix C - Proxy Voting Procedures......................................   C-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.


     "Accountant" means Citi.

     "Administrator" means Citi.


     "Adviser" means King Investment Advisors, Inc.

     "Board" means the Board of Trustees of the Trust.

     "CFTC" means Commodities Future Trading Commission.


     "Citi" means Citigroup Fund Services, LLC.


     "Code" means the Internal Revenue Code of 1986, as amended.

     "Custodian" means Citibank, N.A.

     "Distributor" means Foreside Fund Services, LLC.

     "Fund" means Fountainhead Special Value Fund.

     "Independent Trustee" means a Trustee that is not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

     "IRS" means Internal Revenue Service.

     "Moody's" means Moody's Investors Service.

     "NAV" means net asset value per share.

     "NRSRO" means a nationally recognized statistical rating organization.

     "SAI" means Statement of Additional Information.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.


     "Transfer Agent" means Citi.


     "Trust" means Forum Funds.


     "U.S." means United States


     "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     "1933 Act" means the Securities Act of 1933, as amended, and including rules and resolutions as promulgated thereunder.

     "1940 Act" means the Investment Company Act of 1940, as amended, and including rules and resolutions as promulgated thereunder.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust. As set forth in its Prospectus, the Fund's principal investment strategy involves the purchase and sale of common stock. This section provides additional information regarding common stock investments as well as information pertaining to other investment vehicles in which the Fund may invest on a more limited basis.

EQUITY SECURITIES

COMMON AND PREFERRED STOCK

GENERAL. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

CONVERTIBLE SECURITIES

GENERAL. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Investments in convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in convertible securities that are considered investment grade. Investment grade securities are rated in the top four long-term rating categories or the two highest short-term rating categories by an NRSRO. The Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P, and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Adviser may use these ratings to determine whether to purchase, sell, or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

WARRANTS AND RIGHTS

GENERAL. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 5% of the value of its net assets. The Fund may also invest up to 5% of its net assets in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

RISKS. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

DEPOSITARY RECEIPTS

GENERAL. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets. The Fund has no present intention to invest in unsponsored ADRs.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all of the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

FOREIGN SECURITIES

GENERAL. The Fund may invest up to 15% of its net assets in foreign securities, including common stock, preferred stock and common stock equivalents issued by foreign companies, as well as foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. Foreign government obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Foreign fixed income securities may also include floating and variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

RISKS. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United

States and, therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

DEBT SECURITIES

U.S. GOVERNMENT SECURITIES

GENERAL. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

RISKS. Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

CORPORATE DEBT SECURITIES

GENERAL. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months.

RISKS. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

CREDIT RISK. The Fund's investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund will generally buy debt securities that are investment grade or are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories. The Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interest of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. The Fund may not invest more than 5% of the value of its net assets in debt securities rated below "B" by Moody's or S&P (or unrated securities determined by the Adviser to be of inferior quality to securities so rated).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

GENERAL. The Fund may purchase securities offered on a when-issued or delayed-delivery basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within a certain period of time after the transaction, but delayed settlements beyond that period may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The Fund will not invest more than 25% of its total assets in when-issued or delayed-delivery securities.

RISKS. At the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including the risk that the value of the security may decline. The use of when-issued transactions enables the Fund to protect against anticipated changes in interest rates and prices, but may also increase the volatility of the Fund's asset value per unit. Failure by a counterparty to deliver a security purchased by the Fund on a when-issued or delayed-delivery basis may result in a loss to the Fund or a missed opportunity to make an alternative investment. Although the Fund will generally enter into these transactions with the intent of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate.

OPTIONS AND FUTURES

GENERAL

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities. Options purchased or written by the Fund must be traded on an exchange or over-the-counter.

The Fund may invest in futures contracts on market indices based in whole or in part on securities in which the Fund may invest. The Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.




Currently, the Fund has no intention of investing in options or futures for purposes other than hedging. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") on the books and records of the Fund or in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

OPTIONS ON FOREIGN CURRENCY. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

RISKS

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the prices of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions. The potential loss to the Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

LIMITATIONS ON OPTIONS AND FUTURES TRANSACTIONS

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act. The Fund will not invest greater than 15% of its net assets by investing in options and futures contracts.

REPURCHASE AGREEMENTS

GENERAL. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Fund's custodian, subcustodian or tri-party custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements allow the Fund to earn income for periods as short as overnight, while retaining the flexibility to pursue longer-term investments. The Fund will not invest more than 5% of its net assets in repurchase agreements.

RISKS. Repurchase agreements involve credit risk. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulty exercising its rights to the underlying securities. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by or lent by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. The Fund will only enter a repurchase agreement with a seller that the Adviser believes presents minimal credit risk.

ILLIQUID AND RESTRICTED SECURITIES

GENERAL. The term "illiquid securities," as used herein, means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options;
(3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"). The Fund will not invest more than 15% of its net assets in illiquid securities.

RISKS. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to cause an issuer to register a restricted security in order to dispose of it, resulting in expense and delay. Generally, the Fund would not have the right to require an issuer to register a restricted security. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

DETERMINATION OF LIQUIDITY. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

LEVERAGE TRANSACTIONS

GENERAL. The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed-delivery or forward-commitment basis are transactions that result in leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

BORROWING. The Fund may borrow money from banks in an amount not exceeding one-third of the value of its total assets for temporary or emergency purposes. The Fund will not purchase any securities while borrowings representing more than 5% of its total assets are outstanding. The Fund may also enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the security from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold security. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's net asset value per share. The Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments.

SECURITIES LENDING. The Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral is maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may, at any time, call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees.

SHORT SALES. The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of the security contained in its investment portfolio. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund will incur a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the price of the security declines between those dates. The Fund will limit its short sales so that no more than 15% of its net assets (less all liabilities other than obligations under the short sales) will be deposited as collateral in and allocated to the segregated account.

RISKS. Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Fund may magnify losses incurred by the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.


SEGREGATED ASSETS. In order to attempt to reduce the risks involved in various transactions involving leverage, the Custodian, to the extent required by applicable rules or guidelines, will designate on the Fund's books and records, cash and liquid securities. The assets' value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.


TEMPORARY DEFENSIVE POSITION

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. Appendix A summarizes the short-term ratings of several NRSROs.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

BORROWING MONEY

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

CONCENTRATION


Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies, provided that the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.


DIVERSIFICATION

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

PLEDGING

Pledge, mortgage, hypothecate or in any manner transfer, as security for indebtedness, any Fund assets except as may be necessary in connection with borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a pledge, mortgage or hypothecation of assets for purposes of this limitation.

ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

PURCHASES ON MARGIN

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

BORROWING

Purchase or otherwise acquire any security if total borrowings (including reverse repurchase agreements) represent more than 5% of the value of total assets. The Fund will not invest more than 5% of its net assets in reverse repurchase agreements.

EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST


The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and one other investment company (collectively, the "Fund Complex"). The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke, who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219, unless otherwise noted. Each Trustee oversees thirty-three portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company.



                            POSITION         LENGTH                    PRINCIPAL OCCUPATION(S)
          NAME              WITH THE        OF TIME                           DURING
     AND BIRTHDATE            TRUST          SERVED                         PAST 5 YEARS
------------------------   -----------   -------------   --------------------------------------------------
INDEPENDENT TRUSTEES

J. Michael Parish          Chairman of   Trustee         Retired; Partner, Wolf, Block, Schorr and
Born: November 9, 1943     the Board;    since 1989      SolisCohen LLP (law firm) 2002 - 2003; Partner,
                           Trustee;      (Chairman       Thelen Reid & Priest LLP (law firm) 1995 - 2002.
                           Chairman,     since 2004)
                           Compliance
                           Committee,
                           Nominating
                           Committee
                           and
                           Qualified
                           Legal
                           Compliance
                           Committee

Costas Azariadis           Trustee;      Since 1989      Professor of Economics, Washington University
Born: February 15, 1943    Chairman,                     (since 2006); Professor of Economics, University
                           Valuation                     of California-Los Angeles 1992- 2006.
                           Committee

James C. Cheng             Trustee;      Since 1989      President, Technology Marketing Associates
Born: July 26, 1942        Chairman,                     (marketing company for small- and medium- sized
                           Audit and                     businesses in New England).
                           Contracts
                           Committee

INTERESTED TRUSTEE
John Y. Keffer             Trustee;      Since 1989      President, Forum Foundation (a charitable
Born: July 15, 1942        Chairman,                     organization) since 2005; President, Forum Trust,
                           Contracts                     LLC (a non-depository trust company) since 1997;
                           Committee                     President, Citigroup Fund Services, LLC
                                                         ("Citigroup") 2003-2005; President, Forum
                                                         Financial Group, LLC ("Forum") (a fund services
                                                         company acquired by Citibank, N.A. in 2003).



                            POSITION         LENGTH                    PRINCIPAL OCCUPATION(S)
         NAME,              WITH THE        OF TIME                            DURING
    AGE AND ADDRESS           TRUST          SERVED                         PAST 5 YEARS
------------------------   -----------   -------------   --------------------------------------------------
OFFICERS
Simon D. Collier/1/        President;    Since 2005      President of Foreside Financial Group LLC ("FFG"),
Born: October 22, 1961     Principal                     (financial services firm), the parent of the
                           Executive                     Distributor, and holds various officer positions
                           Officer                       of FFG subsidiaries, 2005 to present; President,
                                                         Foreside Services, Inc. (staffing services firm),
                                                         an affiliate of the Distributor, 2006 to present;
                                                         Chief Operating Officer and Managing Director,
                                                         Global Fund Services, Citigroup 2003-2005;
                                                         Managing Director, Global Securities Services for
                                                         Investors, Citibank, N.A. 1999-2003.



/1/ The Fund's President and Treasurer also serve as officers of other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC (the "Distributor") or its affiliates act as distributor or services provider.

Trudance L.C. Bakke/1/     Treasurer;    Since 2005      Director, Foreside Compliance Service, LLC since
Born: August 11, 1971      Principal     (Principal      2006; Product Manager, Citigroup
                           Financial     Financial       2003-2006; Senior Manager of Corporate Finance,
                           Officer       Officer since   Forum 1999 - 2003.
                                         August 2006)

Beth P. Hanson             Vice          Since 2003      Relationship Manager, Citigroup since 2003;
Born: July 15, 1966        President/                    Relationship Manager, Forum 1999 - 2003.
                           Assistant
                           Secretary

Sara M. Morris             Vice          Since 2007      Director and Relationship Manager, Citigroup since
Born: September 18, 1963   President                     2004; Chief Financial Officer, The VIA Group, LLC
                                                         (a strategic marketing company) 2000 - 2003.

Velvet R. Regan            Secretary     Since 2007      Assistant Counsel, Citi Fund Services Ohio, Inc.
Born: July 17, 1978                                      (f/k/a BISYS Fund Services Ohio, Inc.) since
                                                         September 2006; Associate Attorney, Gilmartin
                                                         Magence Camile & Ross, LLP (law firm) February
                                                         2006 through September 2006; Tax Administrator,
                                                         State Street Corporation (a financial services
                                                         provider) 2000-2002..

TRUSTEE OWNERSHIP IN THE TRUST


                                                       AGGREGATE DOLLAR
                                                    RANGE OF OWNERSHIP AS
                             DOLLAR RANGE OF        OF DECEMBER 31, 2007,
                         BENEFICIAL OWNERSHIP IN   IN ALL FUNDS OVERSEEN BY
                             THE FUND AS OF        TRUSTEE IN THE FAMILY OF
       TRUSTEES             DECEMBER 31, 2007        INVESTMENT COMPANIES
----------------------   -----------------------   ------------------------
INTERESTED TRUSTEE
John Y. Keffer                     None                      None
DISINTERESTED TRUSTEES
Costas Azariadis                   None                      None
James C. Cheng                     None                      None
J. Michael Parish                  None               $50,000 to $100,000


OWNERSHIP IN SECURITIES OF THE ADVISER AND RELATED COMPANIES


As of December 31, 2007, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.


INFORMATION CONCERNING BOARD COMMITTEES


AUDIT COMMITTEE. The Trust's Audit Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended October 31, 2007, the Audit Committee met seven times.

NOMINATING COMMITTEE. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Trustees recommended by security holders. During the fiscal year ended October 31, 2007, the Nominating Committee did not meet.

VALUATION COMMITTEE. The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Keffer, Azariadis, Parish, and Cheng, the senior officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended October 31, 2007, the Valuation Committee met six times.

QUALIFIED LEGAL COMPLIANCE COMMITTEE. The Trust's Qualified Legal Compliance Committee (the "QLCC"), which meets when necessary, consists of Messrs. Cheng, Parish, and Azariadis constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended October 31, 2007, the QLCC did not meet.

CONTRACTS COMMITTEE. The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005, meeting. During the fiscal year ended October 31, 2007, the Contracts Committee did not meet.

COMPLIANCE COMMITTEE. The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005, meeting. During the fiscal year ended October 31, 2007, the Compliance Committee did not meet.


COMPENSATION OF TRUSTEES AND OFFICERS

Each Independent Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be -paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.


The following table sets forth the fees paid to each Trustee by the Fund Complex and the Fund for the fiscal year ending October 31, 2007.



                      AGGREGATE     TOTAL COMPENSATION
                    COMPENSATION       FROM THE FUND
     TRUSTEE        FROM THE FUND    AND FUND COMPLEX
-----------------   -------------   ------------------
Costas Azariadis        $164             $29,500
James C. Cheng          $164             $29,500
J. Michael Parish       $224             $40,250
John Y. Keffer          $164             $29,500


INVESTMENT ADVISER

SERVICES OF ADVISER


The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser also pays a fee to certain broker/dealers in order to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.


OWNERSHIP OF ADVISER

The Adviser is a privately owned corporation organized under the laws of Texas in 1981. The Adviser is controlled by Roger E. King.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


As of October 31, 2007, Mr. King and Ms. Bennett acted as portfolio managers for 21 other pooled investment vehicles with assets of $202.0 million, none of which pay the Adviser a performance-based fee.

Mr. King and Ms. Bennett also service 249 other accounts with assets totaling $478.6 million as of October 31, 2007, none of which pay the Adviser a performance-based fee. Mr. King and Ms. Bennett do not provide investment advisory services to any other mutual fund.


Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to the Fund and other accounts. If the Fund and other accounts have different objectives, benchmarks, time horizons and fees, the portfolio manager may allocate his time and investment ideas differently among the Fund and the accounts. Securities selected for the Fund may underperform the securities selected for the accounts.

INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGERS


As of October 31, 2007, Mr. King and Ms. Bennett each receive an annual salary plus an annual bonus paid out of the Adviser's net income. None of their compensation is based upon the performance of the Fund or any other account that they manage.


PORTFOLIO MANAGER OWNERSHIP IN THE FUND


                             DOLLAR RANGE OF BENEFICIAL
PORTFOLIO MANAGER   OWNERSHIP IN THE FUND AS OF OCTOBER 31, 2007
-----------------   --------------------------------------------
Roger E. King                       Over $1 million
Leah R. Bennett                  $100,000 - $500,000


FEES

The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data are for the past three fiscal years.

OTHER PROVISIONS OF ADVISORY AGREEMENT


The Adviser is not affiliated with Citi or any company affiliated with Citi. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party (other than as Trustees of the Trust).


The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement will terminate immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

DISTRIBUTOR SERVICES AND COMPENSATION OF DISTRIBUTOR


The Distributor serves as the distributor (also known as principal underwriter) of the shares of the Fund and is located at Two Portland Square, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor.

Under a Distribution Agreement with the Trust (the "Distribution Agreement") dated November 24, 2003 as amended and restated October 1, 2004 and as amended March 1, 2005 the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates, and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively the "Financial Institutions") for distribution of shares of the Fund (see "Purchases through Financial Institutions"). Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

The Distributor does not receive compensation for its distribution services performed under the Distribution Agreement.


COMPLIANCE SERVICES


Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust dated October 1, 2004, as amended and restated June 1, 2005, and August 8, 2006, and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer ("PEO"), Principal Financial Officer ("PFO"), Chief Compliance Officer ("CCO"), and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services"). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For making available the PEO, PFO, CCO, and AMLCO and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Funds of (i) $22,500 (allocated equally to all Trust series for which the Advisor provides management services), $5,000 per Fund, and $5,000 per Sub-Advisor per year and (ii) annual fee of 0.01% of each Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Funds.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, (1) FCS is not liable to the Trust or the Trust's shareholders for any act or omission, and (2) FCS and certain related parties ("FCS Indemnitees") are indemnified by the Trust against any and all claims and expenses related to a FCS Indemnitee's actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of FCS's duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to or its affiliates, as appropriate for compliance services, the amount of the fee waived by FCS or its affiliates, as appropriate, and the actual fees received by FCS or its affiliates as appropriate. The data is for the past three fiscal years.


OTHER FUND SERVICE PROVIDERS


ADMINISTRATOR, ACCOUNTANT AND TRANSFER AGENT

The Administrator and Accountant provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the "Citi Agreement") with the Trust dated April 20, 2007. The Administrator administers the Trust's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns. The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days' written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Citi Agreement, Citi is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi's officers and persons who control Citi) are indemnified by the Trust against any and all claims and expenses related to the Citi's actions or omissions that are consistent with Citi's contractual standard of care. Under the Citi Agreement, in calculating the Fund's NAV, Citi is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citi will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than equal to $25.00. In addition, Citi is not liable for the errors of others, including the companies that supply security prices to Citi and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citi a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Citi certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Adviser has agreed to reimburse the Fund Citi's fees pursuant to the Expense Limitation.

As Transfer Agent and distribution paying agent, pursuant to the Citi Agreement, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the Office of Comptroller of the Currency. Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Administrator, the amount of fees waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Funds, the amount of fees waived by the Accountant, and the actual fees received by the Accountant. The data is for the past three fiscal years.

CUSTODIAN

Citibank, N.A. is the Custodian for the funds and safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich St. New York, NY 10013.

LEGAL COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, DC 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP ("D&T"), 200 Berkeley Street, 14th floorBoston, Massachusetts, 02116-5022, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filing with the U.S. Securities and Exchange Commission. Deloitte Tax LLP, an affiliate of D&T reviews the Fund's tax returns.


PORTFOLIO TRANSACTIONS

HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and securities convertible into common stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary, in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented are for the past three fiscal years.

ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

CHOOSING BROKER-DEALERS

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser's duties, the Adviser may take into account payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay).

OBTAINING RESEARCH FROM BROKERS

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services.

The Adviser has full brokerage discretion. It evaluates the range and quality of a broker's services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The nature of the services obtained for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser utilizes a broker and pays a slightly higher commission than another might charge. The higher commission is paid because of the Adviser's need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

TRANSACTIONS THROUGH AFFILIATES

The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust. The Adviser currently does not have any affiliates.

OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parent companies of those brokers and dealers. For this purpose, regular brokers and dealers means the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 6 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

PORTFOLIO HOLDINGS

Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC. Portfolio holdings as of the Fund's annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Adviser may make publicly available, on a monthly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This information is made available through the Advisor's website, marketing communications (including advertisements and sales literature), and/or the Transfer Agent telephone customer service center. This information is released within 15 days after the quarter end.

The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as any proxy voting services may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to the Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (currently RR Donnelly) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Adviser, or any other person in connection with the disclosure of the Fund's portfolio holdings. The Trust's, Adviser's, the Administrator's and the Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. The Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are sold on a continuous basis by the Distributor. The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. Consistent with the provisions of the Trust's Trust Instrument, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

PURCHASES THROUGH FINANCIAL INSTITUTIONS


You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive purchase orders on its behalf. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.


If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may, by order, permit for the protection of the shareholders of the Fund.

REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

WHEN AND HOW NAV IS DETERMINED

The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

The NAV is determined by taking the market value of the class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which the Fund's security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotes.

DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relate solely to U.S. Federal income tax law and assume that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

The tax year end of the Fund is October 31 (the same as the Fund's fiscal year end).


QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.




MEANING OF QUALIFICATION


As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long- term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company the Fund must satisfy the following requirements:


     . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

     . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities or net income derived from interests in certain qualified publicly traded partnerships.

     . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals through December 31, 2010, at a maximum federal income tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met.

To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."


The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as capital gain from the sale of the shares to the extent your basis would be reduced below zero. The Fund may have capital loss carry-overs (unutilized capital losses from prior year). These capital loss carry-overs (which can be used for up to eight years) may be used to offset any capital gain (whether short or long term). All capital loss carryovers are listed in the Fund's financial statements. Any such loss may not be carried back.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the

Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

Under current Federal tax law, if the Fund invests in bonds issued with "original issue discount," the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to Federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Fund has actually received as interest during the year.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents, and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

SALE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against your Federal income tax liability or refunded once the required information or certification is provided.

FOREIGN SHAREHOLDERS

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from the Fund will depend on whether the income from the Fund is "effectively connected" with your U.S. trade or business.


If the income from a Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income-paid to a foreign shareholder, except as described below,- will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. Federal income tax on Fund dividends designated as capital gain dividends, short-term capital gain dividends, and interest-related dividends. "Interest related dividends" are dividends that are attributable to certain original issue discount, interest on obligations in registered form (with certain exceptions), and interest in deposits derived from U.S. sources and any interest-related dividend from another regulated investment company. "Short-term capital dividends" are dividends that are attributable to short-term capital gain realized by a Fund, computed with certain adjustments. The withholding exemption for short-term capital gain dividends and interest-related dividends, however, generally applies only with respect to taxable years of a Fund beginning before January 1, 2008, unless legislation is enacted extending this exemption.. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.


If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax adviser as to the consequences of state and local tax rules with respect to an investment in the Fund.

FOREIGN TAXES

Income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

OTHER MATTERS

THE TRUST AND ITS SHAREHOLDERS

GENERAL INFORMATION

Forum Funds was organized as a business trust (now known as a statutory trust) under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund /(1)/
Adams Harkness Small Cap Growth Fund
Austin Global Equity Fund
Auxier Focus Fund /(2)/
Brown Advisory Growth Equity Fund /(3)/
Brown Advisory Intermediate Income Fund /(3)/
Brown Advisory Core International Fund /(4)/
Brown Advisory Maryland Bond Fund /(4)/
Dover Long/Short Sector Fund /(6)/
Dover Responsibility Fund /(6)/
Flag Investors - Equity Opportunity Fund /(6)/
Flag Investors - Income Opportunity Fund /(6)/
Fountainhead Special Value Fund
Golden Large Cap Core Fund /(7)/
Golden Small Cap Core Fund /(7)/
Grisanti Brown Value Fund /(7)/

Brown Advisory Opportunity Fund /(3)/
Brown Advisory Real Estate Fund /(4)/
Brown Advisory Small-Cap Growth Fund /(5)/
Brown Advisory Small-Cap Value Fund /(3)/
Brown Advisory Value Equity Fund /(3)/
DF Dent Premier Growth Fund
Jordan Opportunity Fund
Liberty Street Horizon Fund /(1)/
Merk Hard Currency Fund /(7)/
Payson Total Return Fund
Polaris Global Value Fund
Winslow Green Growth Fund /(7)/
Winslow Green Solutions Fund /(8)/



/(1)/ The Trust registered for sale shares of beneficial interest in
     Institutional, A and C classes of this series.
/(2)/ The Trust registered for sale shares of beneficial interest in Investor, A and C classes of this series.
/(3)/ The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.
/(4)/ The Trust registered for sale shares of beneficial interest in an
     Institutional class of this series.
/(5)/ The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
/(6)/ The Trust registered for sale shares of beneficial interests in A and
     Institutional classes of these series.
/(7)/ The Trust registered for sale shares of beneficial interests in
     Institutional and Investor classes of these series.
/(8)/ The Trust registered for sale shares of beneficial interests in an Investor classes of these series.


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the Fund will continue indefinitely until terminated.

SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class's performance.

SHAREHOLDER VOTING AND OTHER RIGHTS


Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service, and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.


All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro-rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999, or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999, or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

FUND OWNERSHIP


As of February 28, 2008, the officers and Trustees of the Trust, as a group, owned less than 1% of the Fund's shares.

As of February 10, 2008, certain shareholders of record owned 5% or more of the Fund's shares. Shareholders known by the Fund to own beneficially or of record 5% or more of the Fund's shares are listed in Table 8 in Appendix B.

From time to time, certain shareholders, beneficially or of record may own 25% or more of a Fund and as a result may be deemed pursuant to the 1940 Act to control the Fund. As of February 10, 2008, Roger E. King and King Investment Advisors, Inc., which is controlled by Mr. King and is the Adviser to the Fund, together held 34.25% of the shares of the Fountainhead Special Value Fund. Mr. King's address is the same as that of the Adviser. Mr. King, by virtue of his controlling interest in the Adviser, is presumed to control the entire holding. Accordingly, Mr. King may be able to require the Fund to hold a shareholder meeting and may be able to greatly affect, if not determine, the outcome of a shareholder vote.



LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

PROXY VOTING PROCEDURES


Copies of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, will be available (1) without charge, upon request, by contacting the Transfer Agent at
(800) 868-9535 and (2) on the SEC's website at www.sec.gov.


REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

FINANCIAL STATEMENTS


The fund's Financial Statements and Financial Highlights for the fiscal year ended October 31, 2007, are included by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte and Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

PREFERRED STOCK

MOODY'S

AAA An issue that is rated "aaa" is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "a" is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B,   Preferred stock rated BB, B, and CCC is regarded, on balance, as
CCC predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C        A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


          .    Leading market positions in well-established industries.
          .    High rates of return on funds employed.
          .    Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          .    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          .    Well-established access to a range of financial markets and assured sources of alternate liquidity.


PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT
PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
MISCELLANEOUS TABLES


Tables 1 through 8 provide information for the Fountainhead Special Value Fund for the last three fiscal years ended October 31.


TABLE 1 - INVESTMENT ADVISORY FEES


The following table shows the dollar amount of fees paid to the Adviser with respect to the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser. The data is for the past three fiscal years.



                                             ADVISORY FEE   ADVISORY FEE
                              ADVISORY FEE      WAIVED        RETAINED
                              ------------   ------------   ------------
Year Ended October 31, 2007     $160,916       $137,036        $23,880
Year Ended October 31, 2006     $156,114       $125,963        $30,151
Year Ended October 31, 2005     $147,542       $108,264        $39,278


TABLE 2 - COMPLIANCE SUPPORT FEES


The following table shows the dollar amount of fees accrued by the Fund, the amount of fee that was waived, if any, and the actual fees received.



                              COMPLIANCE   COMPLIANCE    COMPLIANCE
                                  FEE      FEE WAIVED   FEE RETAINED
                              ----------   ----------   ------------
Year Ended October 31, 2007     $26,908      $    0        $26,908
Year Ended October 31, 2006     $24,921      $2,834        $22,087
Year Ended October 31, 2005     $18,093      $2,575        $15,518


TABLE 3 - ADMINISTRATION FEES


The following table shows the dollar amount of fees paid to the Administrator with respect to the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator. The data is for the past three fiscal years..



                              ADMINISTRATION   ADMINISTRATION   ADMINISTRATION
                                    FEE          FEE WAIVED      FEE RETAINED
                              --------------   --------------   --------------
Year Ended October 31, 2007      $71,873           $    0           $71,873
Year Ended October 31, 2006      $40,165           $  926           $39,239
Year Ended October 31, 2005      $39,805           $2,133           $37,672

TABLE 4 - ACCOUNTING FEES


The following table shows the dollar amount of fees paid to the Accountant with respect to the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant. The data is for the past three fiscal years.
operations).



                                               ACCOUNTING FEE   ACCOUNTING FEE
                              ACCOUNTING FEE       WAIVED          RETAINED
                              --------------   --------------   --------------
Year Ended October 31, 2007       $26,427            $0             $26,427
Year Ended October 31, 2006       $39,618            $0             $39,618
Year Ended October 31, 2005       $39,107            $0             $39,107



TABLE 5 - COMMISSIONS


The following table shows the brokerage commissions of the Fund. The data is for the past three fiscal years.


                                                 TOTAL               % OF
                                               BROKERAGE           BROKERAGE           % OF
                                              COMMISSIONS         COMMISSIONS      TRANSACTIONS
                                 TOTAL       ($) PAID TO AN       PAID TO AN        EXECUTED BY
                               BROKERAGE    AFFILIATE OF THE   AFFILIATE OF THE   AN AFFILIATE OF
                              COMMISSIONS       FUND OR             FUND OR         THE FUND OR
                                  ($)           ADVISER             ADVISER           ADVISER
                              -----------   ----------------   ----------------   ---------------
Year Ended October 31, 2007     $103,940         None                None               None
Year Ended October 31, 2006     $ 68,068         None                None               None
Year Ended October 31, 2005     $ 81,278         None                None               None



TABLE 6 - SECURITIES OF REGULAR BROKERS OR DEALERS



The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's fiscal year ended October 31, 2007.



                              REGULAR BROKER OR DEALER   VALUE HELD
                              ------------------------   ----------
Year Ended October 31, 2007              N/A                 $0
Year Ended October 31, 2006              N/A                 $0
Year Ended October 31, 2005              N/A                 $0

TABLE 7 - DIRECTED BROKERAGE

The following table lists each broker to whom the Funds directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the past three fiscal years (or shorter period if the Funds have been in operation for a shorter period).


                                                                  AMOUNT OF
FOUNTAINHEAD SPECIAL                              AMOUNT         COMMISSIONS
     VALUE FUND            BROKER                DIRECTED         GENERATED
--------------------       ------                --------        -----------
YEAR ENDED             Banc of America
OCTOBER 31, 2007       Securities, LLC             $3,725           $994,242
                       Bear Stearns & Co, Inc.      2,285            801,353
                       Cantor Fitzgerald & Co.      1,600            584,849
                       Cowen & Co.                  4,041          1,888,382
                       Friedman, Billings,
                       Ramsey & Co., Inc.           2,500          2,181,472
                       Jefferies & Company,
                       Inc.                         3,785          2,515,775
                       Keefe, Bruyette &
                       Woods, Inc                   8,300          2,910,431
                       Knight Securities           11,535          2,426,039
                       Labranche Financial
                       Services, LLC               51,999         26,577,394
                       Lehman Brothers              1,950          1,000,606
                       Miller Tabak + Co, LLC       1,810            635,568
                       Morgan Stanley               2,120          1,189,633
                       Smith Barney                 7,465          2,790,742
                       Stanford Group Company         825            578,102
YEAR ENDED
OCTOBER 31, 2006       Bear Stearns & Co, Inc.     $2,250         $1,508,242
                       Cantor Fitzgerald & Co.      1,700            210,666
                       Cowen & Co.                    815            395,354
                       Deutsche Bank Alex.
                       Brown                        1,336            170,496
                       Friedman, Billings,
                       Ramsey & Co., Inc.           7,160          1,680,045
                       Jefferies & Company,
                       Inc.                         5,190          1,286,178
                       Keefe, Bruyette &
                       Woods, Inc                   3,160          1,509,650
                       Knight Securities              450            247,096
                       Labranche Financial
                       Services, LLC               37,167         20,443,035
                       Lehman Brothers              1,900          1,317,071
                       Morgan Stanley               3,550          2,046,618
                       Prudential Securities
                       Corp.                          600            528,600
                       Smith Barney                 2,160            448,421
                       Stanford Group Company         630          1,323,355
YEAR ENDED
OCTOBER 31, 2005       Bear Stearns & Co, Inc.     $2,530         $1,763,690
                       Credit Suisse Securities
                       (USA) LLC                    2,120          1,581,327
                       Friedman, Billings,
                       Ramsey & Co., Inc.           6,400          2,280,308
                       Keefe, Bruyette &
                       Woods, Inc                   3,975          1,554,875
                       Knight Securities            9,705          3,219,545
                       Labranche Financial
                       Services, LLC               42,532         16,476,727
                       Lehman Brothers              4,055          1,815,297
                       Petrie Parkman & Co.         3,400            547,400
                       Prudential Securities
                       Corp.                          745            433,314
                       Sandler O'Neill +
                       Partners L.P.                  950            519,304
                       Smith Barney                 3,451          1,572,714
                       Stanford Group
                       Company                      1,415            486,629


TABLE 8 - 5% SHAREHOLDERS

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of the shares of the Fund, as of February 10, 2008.

NAME AND ADDRESS                                                       % OF FUND
--------------------------------------------------------------------------------
KING INVESTMENT ADVISORS                                                 17.50%
ROGER E KING PSP
1980 POST OAK BLVD 2400
ATTN GEORGANN WOLCOTT
HOUSTON, TX 77056

ROGER E KING                                                              9.32%
SEPARATE PROPERTY
1980 POST OAK BLVD STE 2400
HOUSTON, TX 77056-3898

KING INVESTMENT ADVISORS INC                                              7.43%
1980 POST OAK BLVD STE 2400
ATTN  GEORGANN WOLCOTT
HOUSTON, TX 77056

NATIONAL FINANCIAL                                                        6.84%
OUR CUSTOMERS
ONE WORLD FINANCIAL CENTER
200 LIBERTY ST
NEW YORK, NY 10281

CHARLES SCHWAB & CO INC                                                   6.33%
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104

APPENDIX C
PROXY VOTING PROCEDURES

                                   FORUM FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  JULY 31, 2003
                          AS AMENDED SEPTEMBER 14, 2004

     SECTION 1. PURPOSE

     Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

     This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

     SECTION 2. RESPONSIBILITIES

     (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

     The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

     The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

     (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

     SECTION 3. SCOPE

     These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

     SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

     (A)  GENERAL

          (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
          (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote the Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the Fund's Registration Statement (considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.


          (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

          (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.


     (B)  ROUTINE MATTERS

     As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

          (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

          (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.


          (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

     (C)  NON-ROUTINE MATTERS


          (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

          (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

          (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

          (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

          (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

     (D)  CONFLICTS OF INTEREST

     Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

     If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of the Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

     (E)  ABSTENTION

          The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                         KING INVESTMENT ADVISORS, INC.

                                  PROXY VOTING
                             POLICIES AND PROCEDURES

King Investment Advisors, Inc. (KING) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

     I.   PROXY VOTING GENERAL POLICY

          A.   CLIENTS' BEST INTEREST. KING's proxy voting procedures are
               ----------------------
               designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of our clients. Furthermore, each proxy vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement, and all other relevant facts and circumstances at the time of the vote. When required, KING will tailor its proxy voting procedures to suit clients which have adopted their own procedures. Any material conflicts involving proxy voting are resolved in the best interest of the client.

          B.   LIMITATIONS. Under some circumstances, KING will take a limited
               -----------
               role in voting proxies as specified in a client's investment advisory contract. Such limitations may include:

               1. KING declines to take responsibility for voting client proxies when the client instructs the custodian to mail the proxy material directly to the client.

               2. KING may abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant or imposes a burdensome cost.

               3. For mutual fund clients, KING will vote proxies in accordance with its proxy voting policies and procedures, or otherwise in accordance with the fund's proxy voting policies and procedures.

               4. For ERISA accounts, KING's responsibilities for voting proxies include the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions. In cases where KING maintains a long-term or relatively illiquid investment in an issuer, KING will actively monitor and engage in communications with the issuer.

               5. If KING does not have clear authority to vote a client's proxies, KING will assume that the client is retaining the right to vote their proxies.

          C.   CLIENT DIRECTION. In certain cases, as described in the
               ----------------
               investment advisory contract, KING will vote proxies as directed by the client.

          D.   BASIS FOR FORMULATION. KING conducts research concerning proxy
               ---------------------
               voting policies through internal resources. Such research covers individual company analysis, legislative materials, and studies of corporate governance. In some cases, KING may employ the resources of an independent research consultant. Currently, research, analysis, and corporate governance information that is issued from the voting delegate is filed with the corresponding proxy vote ballot in the Compliance Analyst's office.

          E.   SHAREHOLDER ACTIVISM. KING does not usually engage in shareholder
               --------------------
               activism; however, if the firm believes it is in our clients' best interest, we will initiate a verbal and written dialog with management and officers.

          F.   OVERSIGHT. The Chief Investment Officer is responsible for the
               ---------
               proxy voting of common equities, excluding open-end and closed-end mutual funds. The Compliance Officer is responsible for the proxy voting of open-end and closed-end mutual funds.

          G.   AVAILABILITY OF POLICY AND PROCEDURES. KING will provide clients
               -------------------------------------
               with a copy of its proxy voting policies and procedures upon request. A statement of the policy is also available in Part II of the firm's Form ADV and is provided through a mailing with account statements in the second quarter of each year.

          H.   DISCLOSURE OF VOTE. KING will make a client's proxy voting record
               ------------------
               available to a client within ten days of a request. This information may be obtained from the voting delegate upon request. The firm will not disclose any proxy voting record to third parties.

     II.  RESPONSIBILITY AND OVERSIGHT

          A.   DESIGNATED COMMITTEE. KING designates the Chief Investment
               --------------------
               Officer, Compliance Officer, and Compliance Analyst as being responsible for overseeing and administering the proxy vote process (the "Committee").

          B.   DUTIES. The duties of the three Committee members include:
               ------

               1. Chief Investment Officer will:
                  -----------------------------
               a. Determine the vote for proxies of common stocks, excluding open-end and closed-end mutual funds.

               b. Consult with portfolio managers and analysts of the accounts holding a relevant security.

               2. Compliance Officer will:
                  -----------------------
               a. Determine the vote for proxies of open-end and closed-end mutual funds.

               b. Consult with portfolio managers and analysts of the accounts holding a relevant security.

               c. Develop, authorize, implement, and update KING's proxy voting procedures.

               d. Monitor legislative and corporate governance developments.

               3. Compliance Analyst will:
                  -----------------------
               a. Oversee the proxy voting procedures.

               b. Engage and oversee third party voting delegate to review, monitor, and physically vote proxies.

     III. PROCEDURES

          This section describes KING's actual proxy voting process and the firm's policies and procedures.


          A. CLIENT DIRECTION. KING's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. ERISA Accounts. Voting ERISA client proxies is a fiduciary act of the plan asset management that must be performed by KING, unless the voting right is retained by a named fiduciary of the plan. (DOL 94 Bulletin)


          Change in Client Direction. KING will honor a client request to vote its proxy in a manner that is inconsistent with the firm's policies and procedures.

          B. PROCESS OF VOTING PROXIES. The procedures may specify reasonable steps to assure that KING receives and votes proxies in a timely manner. For example,

               1.   OBTAIN PROXY. Registered owners of record, E.G., the trustee
                    ------------
                    or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly to the Compliance Analyst or voting delegate.


                         a. Securities Lending. KING may recall securities that
                         ---------------------
                         are part of a securities lending program for materially important votes.

               2.   MATCH. Each proxy received is matched to the securities to
                    -----
                    be voted and a reminder is sent by the voting delegate to any custodian or trustee that has not forwarded the proxies within a reasonable time.

               3.   CONFLICTS OF INTEREST. Each proxy is reviewed by the
                    ---------------------
                    Compliance Analyst to assess the extent to which there may be a material conflict between KING's interests and those of the client. If a material conflict of interest exists, KING will have an agreement with the client that the client will vote its own proxies in the event of an actual conflict. In the case of a mutual fund client, a material conflict shall be forwarded to the fund's Proxy Manager or the fund's Board of Trustees (or a committee thereof) for resolution. Examples of conflict would be: if KING had a business relationship with an issuer of a proxy, if an employee of KING had a personal relationship with an issuer of a proxy, or if KING managed an account of the issuer's proxy.

               4.   VOTE. The Chief Investment Officer or Compliance Officer
                    ----
                    would then vote the proxy in accordance with the firm's policies and procedures and return the voted proxy to the Compliance Analyst. The Compliance Analyst will record the proxy and forward to the issuer or the voting delegate.

               5.   REVIEW. A review should be made to ensure that materials are
                    ------
                    received in a timely manner. The Compliance Analyst will use the services of a voting delegate to reconcile on a regular basis proxies received against holdings on the record date of client accounts over which KING has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

          C. VOTING DELEGATE. Since KING oversees a large volume of proxies, the firm engages a service provider to assist with administrative functions.


               1.   DOCUMENTATION. The Compliance Analyst should document any
                    -------------
                    decision to delegate its voting authority to a voting delegate.

               2.   SERVICES. In addition to the mechanics of voting proxies,
                    --------
                    the voting delegate may provide KING with corporate governance information and due diligence related to making appropriate proxy voting decisions.

               3.   FINAL AUTHORITY. KING shall specify that it retains final
                    ---------------
                    authority and fiduciary responsibility for proxy voting.

               4.   CONSISTENCY. KING should verify that the voting delegate's
                    -----------
                    procedures are consistent with KING's policies and procedures.

               5.   REPORTS. The voting delegate makes periodic reports to the
                    -------
                    Compliance Analyst or the Committee, the frequency and content of which is based on the nature of KING's business.


          D. RECORDKEEPING. This section sets forth procedures for documenting proxy votes. Section 204. KING maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act.


               1.   CONTENTS. Such records should include:
                    --------
                    As required by Rule 204-2(c): (1) a copy of KING's policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by KING that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and KING's written response to any (written or oral) client request for such records.

                    For ERISA accounts KING will maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether the firm is fulfilling its obligations. Retention may include:

                    issuer name and meeting;

                    issues voted on and record of the vote;

                    number of shares eligible to be voted on the record date; and numbers of shares voted.

               2.   DURATION. Proxy voting books and records will be maintained
                    --------
                    in an easily accessible place for a period of five years, the first two years in an appropriate office of KING.

                                  ATTACHMENT A

                         KING INVESTMENT ADVISORS, INC.
                                  PROXY VOTING
                             POLICIES AND PROCEDURES

CATEGORIES OF ISSUES

KING's substantive voting decisions turn on the particular facts and circumstances of each proxy vote. KING's voting decisions set out general categories of issues and potential factors that may arise in the process of voting proxies.


I.   BOARD OF DIRECTORS


This section sets out proposals related to an issuer's board of directors policies and procedures.

     A. NOMINATIONS IN UNCONTESTED ELECTIONS. While a nomination in an uncontested election may be considered a routine matter in which KING might ordinarily vote with management, KING may wish to consider the following factors: long-term corporate performance and stock price; composition of the board and key board committees; and nominee's attendance at meetings.

     B. SEPARATING THE POSITIONS OF CHAIRMAN AND CEO. KING may adopt a position on proposals requiring that the chairman of the board and the chief executive officer not be filled by the same person. KING may consider the following factors with respect to this issue: (i) maximizing the board's ability to oversee the actions of management by eliminating a potential conflict of interest; and (ii) the potential for detracting from the issuer's productivity and efficiency.

     C. INDEPENDENCE ISSUES. KING may consider the following factors when adopting a position on director independence issues: (i) majority requirements for the board and the audit, compensation and/or nominating committee; and (ii) issuers are subject to strict legal and regulatory requirements.

     D. LIMITATIONS ON DIRECTOR TENURE AND RETIREMENT. KING may consider the following factors when establishing a position on limiting the term of outside directors: (i) a reasonable retirement age for directors, E.G., 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board's stability and continuity.

     E. MINIMUM STOCK OWNERSHIP. KING may consider the following factors when establishing a position on mandatory requirements for director share ownership: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     F. D&O INDEMNIFICATION AND LIABILITY PROTECTION. KING may adopt a position on director and officer indemnification and liability protection. In doing so, KING may weigh the concern that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors against the concept that liability is necessary to ensure against corruption and negligence. KING may consider the following factors with respect to this issue: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G., negligence); and (iv) providing expanded coverage in cases when a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.


II.  RATIFICATION OF AUDITORS


While the selection of independent accountants to audit the issuer's financial records may be considered a routine business matter that would ordinarily be voted with management, KING will consider the following:

     A. AUDIT COMMITTEE APPROVAL. Whether the ratification has been approved by an appropriate audit committee that meets applicable composition, independence and other requirements.

     B. POTENTIAL CONFLICTS. Whether the auditor faces potential conflicts of interest as a result of its relationship with the issuer or its performance of non-audit services.

     C. COMPETENCE. Whether the auditor has rendered an opinion which is neither accurate nor indicative of the issuer's financial position.

III. PROXY CONTESTS


This section sets out proposals related to proxy contests.


     A. DIRECTOR NOMINATIONS IN CONTESTED ELECTIONS. KING may consider the following factors when establishing a position on voting for a director in a contested election: (i) long-term financial performance of the company relative to its industry; (ii) management's track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

     B. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. Proxy contests and their reimbursement are governed by Federal regulation, state law, and company charter and bylaw provisions. Most expenses incurred on behalf of incumbents in a proxy contest are paid directly by the company and are generally limited to expenses deemed reasonable and necessary to inform shareholders. Dissidents, however, are generally only reimbursed for proxy solicitation expenses if they gain control of the company. In order to mitigate this bias some companies pursue an intermediate level of compensation for both incumbents and dissidents. KING may consider the following factors when establishing a position on proxy solicitation reimbursement: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date;
     (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

IV.  PROXY CONTEST DEFENSES


This section discusses categories of proposals related to proxy contest defenses.


     A. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD. KING may establish a position on shareholder ability to alter the size of the board. KING may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS. KING may establish a position on shareholder ability to remove directors. KING may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     C. CUMULATIVE VOTING. Cumulative voting is a method of voting for directors that enables the shareholder to multiply the number of his or her shares by the number of directors being voted on, and cast the total for any one director or a selected group of directors. KING may consider the following factors when establishing a position on cumulative voting: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) to potential to limit the ability of directors to work for all shareholders.

     D. SHAREHOLDER ABILITY TO CALL MEETINGS. While state law generally prohibits shareholders from abusing their ability to call special meetings, management may seek to limit the ability of shareholders to call meetings. A common explanation for such a proposal is to prevent minority shareholders from taking control of an issuer's agenda. These proposals may completely prohibit a shareholder's right to call a special meeting or may require a high number of shareholder votes to call a special meeting. This type of proposal is often bundled with a supermajority-voting requirement to amend the same restriction. These restrictions on shareholder liability can constrain the ability of shareholders to act independently. KING may establish a position on proposals to limit shareholder ability to call special meetings.

     E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT. Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits actions to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting. KING may establish a position on shareholder ability to act by written consent.


V.   TENDER OFFER DEFENSES


This section sets forth categories of proposals related to tender offer defenses.


     A. CLASSIFIED BOARDS. There are many proposals related to the structure of the issuer's board including: changing the way board vacancies are filled, the way directors are nominated, or the numbers of directors. These proposals may take the form of proposed amendments to the charter or by-laws of the issuer and in most instances are not used as a proxy contest or anti-takeover defense. There are instances, however, where the structure of the board is used as a proxy contest or anti-takeover defense. A classified board, which is divided into separate classes (usually three), with only a portion of the directors being elected or replaced each year, is an example of a board structure that can be used as an anti-takeover defense. KING may consider the following factors when adopting a position on classified boards: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

     B. POISON PILLS. Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the potential acquirer. KING may consider the following factors when adopting a position on poison pills: (i) KING's position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

     C. FAIR PRICE PROVISIONS. A fair price provision in an issuer's charter or bylaws is designed to assure that if the issuer is acquired under a plan not agreed to by the board, each shareholder's securities will be purchased at the same price. These provisions attempt to limit the "two-tiered" pricing systems in which a potential acquirer initially offers a premium for a sufficient number of shares of the issuer to obtain control, and then offers the remaining shareholders a significantly lower price for their remaining shares. Fair price provisions are often linked with supermajority voting requirements to approve acquisitions that may entrench management to the disadvantage of shareholders and discourage attractive tender offers. KING may consider the following factors when assessing proposals related to fair price provisions: (i) the vote required to approve the proposed acquisition (ii) the vote required to repeal the fair price provision,
     (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     D. GREENMAIL. KING may adopt a position on preventing the accumulation of large blocks of common stock for the purpose of pressuring companies to repurchase at above market prices to avoid a takeover proxy fight ("greenmail").

     E. UNEQUAL VOTING RIGHTS PLANS. Unequal voting rights plans, E.G., a dual class capitalization plan, are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. As an incentive to encourage shareholders to approve these plans, they may offer higher dividends to shareholders willing to hold shares with inferior voting rights. These plans serve may serve to prevent hostile takeovers.

     F. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority (generally two-thirds affirmative). KING may adopt a position on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination.

     G. WHITE SQUIRE PLACEMENTS. Management can use blank check preferred stock in the form of a white squire placement as a defense against takeovers and a source of "patient capital." This is done by placing a large amount of its stock with friendly third parties (E.G., a private investor, company ESOP or investment fund) and subsequently issuing these parties a series of preferred placements. These white squire placements dilute existing shareholder equity and voting positions. KING may consider adopting a position on shareholder approval of blank check preferred stock issues for other than general corporate purposes.

VI.  MISCELLANEOUS GOVERNANCE PROVISIONS


This section sets out miscellaneous governance categories.


     A. CONFIDENTIAL VOTING. Some issuers have confidential voting procedures that limit management's access to information about how a shareholder has voted until the voting period is closed. KING may take a position on shareholder proposals that request companies to adopt confidential voting, use independent tabulators and use independent inspectors of election. KING may consider whether it would require that these types of proposals to include clauses for proxy contests that require management in the case of a contested election be permitted to request that the dissident group honor its confidentiality voting policy.

     B. EQUAL ACCESS. Equal access proposals require companies to give certain shareholders access to proxy materials so that these shareholders may state their views on contested issues, including director nominations. KING may consider the following factors when adopting a position on equal access:
     (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

     C. BUNDLED/COMBINATION PROPOSALS. Several issues are often bundled together in a single proposal. KING should assess the total costs and benefits to shareholders of the combination proposal and the extent that issues should be subject to separate votes.

     D. CHARITABLE CONTRIBUTIONS. In evaluating proposals to permit or limit charitable contributions, KING may weigh the concern that charitable contributions can be a source of potential conflict of interest for a company and that an issuer should use its capital resources to more directly increase share value, against the belief that corporate charitable contributions can provide certain long-term benefits to shareholders such as favorable tax treatment, goodwill and name recognition. Additionally, socially minded investors may evaluate an issuer based on its contributions as a percentage of pretax profit. KING may consider the following factors when adopting a position on charitable contributions: (i) the potential benefits to shareholders; (ii) the potential to detract the company's resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

VII. CAPITAL STRUCTURE

This section outlines categories of proposals related to capital structure.

     A. STOCK AUTHORIZATIONS: A proposal to increase the authorized stock will have a impact on current shareholders. KING may seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those designed principally as an anti-takeover device. The following factors may be relevant for this assessment: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

     B. STOCK SPLITS. The purpose of a stock split is usually to enhance the marketability of the stock by lowering the price. KING may consider the following factors when adopting a position on stock splits: (i) the percentage increase in the number of shares with respect to the existing authorized shares; and (ii) the issuer's industry and performance.

     C. REVERSE STOCK SPLITS. KING may consider the following factors when adopting a position on reverse stock splits: (i) the percentage increase in the shares with respect to existing authorized stock; and (ii) issues related to delisting.

     D. PREFERRED STOCK. Blank check preferred is stock that authorizes the issuance of certain preferred stock at some future point in time and allows the board to establish voting, dividend, conversion, and other rights at the time issuance. Blank check preferred stock can provide a company with the flexibility needed to meet changing financial conditions, but it also may be used as an anti-takeover defense, since the stock has terms that make the entire company a less attractive investment. Once the stock is authorized shareholders typically have no further power to determine how or when it will be allocated. KING may consider the following factors when adopting a position on preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights;
     (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.


     E. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK. KING may adopt a position on adjustments to the par value of common stock.

     F. PREEMPTIVE RIGHTS. KING may evaluate the size of a company and the characteristics of the shareholder base when voting on proposals related to preemptive rights.

     G. SHARE REPURCHASE PROGRAMS. KING may take a position on proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. EXECUTIVE AND DIRECTOR COMPENSATION

Stock option plans and other executive and director compensation plans are designed to attract, hold and motivate talented executives and outside directors. Evaluating executive and director compensation plans requires KING to weigh the need to attract and maintain qualified people against the implications for dilution and transfer of shareholder wealth. This section discusses categories of proposals related to executive and director compensation.

     A. STOCK OPTION PLANS. Stock-based incentive plans are among the most economically significant issues submitted to shareholders for vote. Approval of these plans may result in large transfers of shareholder equity out of the company to plan participants as awards vest and are exercised. KING may calculate an estimated dollar value for each award by factoring into an option pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The aggregate value of the plan can then be expressed as a percentage of the company's market capitalization and compared with the plans of the company's peers. KING may consider the following factors when adopting a position on stock option plans:

               (i) whether the stock option plan expressly permits the repricing of underwater options;

               (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding;

               (iii) whether the plan has an option exercise price below the marketplace on the day of the grant;

               (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and

               (v) whether the program has embedded features, such as: (1) participation by consultants and other non-employees; (2) exercise options set at the discretion of the board; (3) ambiguous payment terms and/or below market interest rates on loans to optionees; (4) no termination date included in the plan document; (5) no limit on the number of shares available for issue under the plan; (6) excessive number of options available to only a small percentage of top employees; (7) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; (8) stock depreciation rights; or (9) reload options.

     B. DIRECTOR COMPENSATION. In addition to cash compensation, stock option plans for outside directors have become increasingly popular. KING may consider the following factors when adopting a position on director compensation: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

     C. EMPLOYEE STOCK OWNERSHIP PLANS. Employee Stock Ownership Plans are becoming an increasingly popular method of raising capital and increasing employee participation in a company. KING may consider the percentage of shares that will be allocated to the ESOP when considering a proposal to implement an ESOP or to increase the authorized shares for an existing ESOP.

     D. OBRA-RELATED COMPENSATION PROPOSALS. The Omnibus Budget Reconciliation Act (OBRA) requires that a company obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in nondeferred executive compensation. KING may adopt a position on OBRA-related compensation proposals.

     E. CAPS ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES. KING may establish a position on amendments to shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     F. PERFORMANCE-BASED GOALS. KING may adopt a position on amendments to add performance goals to existing compensation plans to comply with the provisions of 162(m) of OBRA.

     G. SHARE INCREASES AND TAX DEDUCTIONS UNDER OBRA. KING may adopt a position on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) when consistent with the company's operations.

     H. CASH OR CASH-AND-STOCK BONUS PLAN. KING may adopt a position on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

     I. DISCLOSURE OF BOARD AND EXECUTIVE COMPENSATION. KING may consider adopting a position on disclosure of information regarding the salaries and compensation packages of directors and top management beyond SEC requirements.

     J. GOLDEN AND TIN PARACHUTES. Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar arrangements to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. KING should weigh the benefit of these packages in attracting capable management against their anti-takeover implications. KING may consider the following factors when adopting a position on golden and tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     K. 401(K) EMPLOYEE BENEFIT PLANS. A 401(k) plan is any qualified plan under
     Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. Although implementation of a 401(k) plan is a complex, time-consuming activity, with proper organization and attention to detail, it can be an important part of an employee benefit package that can be used to attract and retain quality personnel. KING may adopt a position on proposals to implement 401(k) Employee Benefit Plans.

IX.  STATE OF INCORPORATION


This section reviews categories of proposals related to an issuer's specific state of incorporation.


     A. STATE TAKEOVER STATUTES. Proposals that would require an issuer to opt out of their state takeover statute (E.G., Section 203 of the Delaware General Corporation Code) are common. This type of statute typically requires a bidder to acquire a high percentage (E.G., 85%) of a company's stock before it can exercise control of the company without board approval. States generally allow a company to opt out of this requirement with the approval of a majority of the outstanding shares. KING may consider the following factors when adopting a position on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     B. REINCORPORATION PROPOSALS. An issuer may choose to reincorporate under the laws of a different state for many reasons, including: taxation, the state's general business law, or the level of corporate experience of the state court. In other instances a proposal to reincorporate may be founded in management's desire to take advantage of that court's interpretations of laws governing unsolicited takeovers. KING may adopt a position on proposals to change the state of incorporation to another domicile.

     C. OFFSHORE PRESENCE. An issuer may seek for taxation or other purposes to establish an offshore presence or to relocate entirely offshore. KING may adopt a position on proposals related to establishing an offshore presence.

X.   MERGERS AND RESTRUCTURINGS


This section sets out categories of issues related to mergers and restructurings.


     A. MERGERS AND ACQUISITIONS. KING may adopt a position on mergers and acquisitions. When evaluating each merger or acquisition on a case-by-case basis, KING should take into consideration: anticipated financial and operating benefits; offer price; prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their potential impact on shareholder rights. KING may take a position on proposals that require the board to consider what impact a merger would have on groups other than a company's shareholders.

     B. CORPORATE RESTRUCTURINGS. KING should evaluate proposed corporate restructurings. Spin-Offs. When evaluating a spin-off KING may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. Asset Sales. When evaluating an asset sale, KING may consider the impact on the balance sheet or working capital and the value received for the asset.

     Liquidations. When evaluating a liquidation KING may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.



XI.  MUTUAL FUND PROXIES


This section sets forth categories of issues related to voting mutual fund proxies.

     A. ELECTION OF DIRECTORS OR TRUSTEES. KING may consider the following factors when voting on the directors or trustees of a mutual fund: board structure, director independence and qualifications, and compensation within the fund and the family of funds; and attendance at board and committee meetings.

     B. CONVERTING CLOSED-END FUND TO OPEN-END FUND. KING may consider the following factors when considering a proposal to convert a closed-end fund to an open-end fund: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; past shareholder activism; board activity; and votes on related proposals.

     C. PROXY CONTESTS. KING may consider the following factors related to a proxy contest: past performance; the market in which the fund invests; measures taken by the board to address the past shareholder activism; board activity; and votes on related proposals.

     D. INVESTMENT ADVISORY AGREEMENTS. KING may consider the following factors related to approval of an investment advisory agreement: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

     E. PREFERRED STOCK PROPOSALS. KING may consider the following factors when considering a preferred stock proposal: stated specific financing purpose and other reasons management provides for possible dilution of common shares.

     F. 1940 ACT POLICIES. Funds often seek approval to change or adjust their policies based on the investment parameters established under the Investment Company of 1940 Act to allow fund management to take advantage of a greater range of investment tools. In evaluating this type of proposal KING should consider the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with current SEC interpretation. KING may also consider the following additional factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

     G. CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION. KING may consider the following when evaluating a proposal to change a fundamental restriction to a nonfundamental restriction: the fund's target investments; reasons given by the fund for the change; and the projected impact of the change on the portfolio.

     H. DISTRIBUTION AGREEMENTS. KING may consider the following when evaluating a proposal to approve a distribution agreement: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in the industry.

     I. NAMES RULE PROPOSALS. KING may consider the following when evaluating a proposal to change a fund name: the political and economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

     J. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. KING may consider the following when evaluating a proposal to dispose of fund assets, terminate, or liquidate the fund: strategies employed to salvage the fund; the fund's past performance; and the terms of the liquidation.

     K. CHANGES TO CHARTER DOCUMENTS. KING may consider the following when evaluating proposals to change a fund's charter documents: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

     L. CHANGING THE DOMICILE OF A FUND. KING may consider the following when evaluating a proposal to change the domicile of a fund: regulators of both states; required fundamental policies of both states; and the increased flexibility available.

     M. CHANGE IN FUND'S SUBCLASSIFICATION. KING may consider the following when evaluating a change in a fund's subclassification: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

XII. ISSUES WITH SOCIAL/MORAL IMPLICATIONS

There are many types of proposals that can be characterized as non-financial or non-business issues involving social, political, economic, and environmental considerations that may be potentially controversial in nature.


This section provides a list of potential categories of issues with social and/or moral implications that KING may consider when establishing positions on social issues and when it is appropriate for our advisory practice.

     1.   War on Terrorism Implications

     2.   Alcohol and Tobacco

     3.   Energy and Environment

     4.   Geographic Significance

          a.   South Africa

          b.   Northern Ireland

     5.   Military Business

     6.   Maquiladora Standards and International Operations Policies

     7.   World Debt Crisis

     8.   Equal Employment Opportunity and Discrimination

     9.   Animal Rights

     10.  Product Integrity and Marketing

     11.  Human Resources Issues

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Trust Instrument of Registrant as amended and restated on August 14, 2000 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(b) By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(c) See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)(1) Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

   (2) Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(d) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

   (3) Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

   (4) Investment Advisory Agreement between Registrant and Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

   (5) Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit
          (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

   (6) Management Agreement between Registrant and King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).

   (7) Investment Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 125 via EDGAR on January 27, 2003, accession number 0001004402-03-000044).

   (8) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment
          No. 137 via EDGAR on October 30, 2003, accession number
          0001004402-03-000559).

   (9) Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

   (10) Management Agreement between Registrant and Auxier Asset Management (Exhibit incorporated by reference as filed as Exhibit (d) (19) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (11) Investment Advisory Agreement between Registrant and Windowpane Advisors LLC (Exhibit incorporated by reference as filed as Exhibit
          (d) (20) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (12) Sub-Advisory Agreement between Windowpane Advisors LLC and Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

   (13) Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (14) Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number
          0001275125-05-000241).

   (15) Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d) (25) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).


   (16) Investment Advisory Agreement between Registrant and Dover Investment Management LLC is filed herewith as Exhibit (d) (16).


   (17) Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit
          (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182.

   (18) Investment Advisory Agreement between Registrant and Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit
          (d)(26) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

   (19) Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (20) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Walter Scott & Partners Limited regarding Brown Advisory International Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

   (21) Investment Advisory Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (22) Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

   (23) Investment Advisory Agreement between Registrant and Liberty Street Advisors, LLC regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (d)(25) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (24) Form of Sub-Advisory Agreement between Liberty Street Advisors, LLC and Horizon Asset Management, Inc. regarding Liberty Street Horizon Fund is filed as Exhibit (d)(27)in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322.

   (25) Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

   (26) Sub-Advisory Agreement between Absolute Investment Advisers, LLC and GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).


   (27) Form of Amendment to the Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 225 (40 Act) via EDGAR on January 11, 2007, accession number 0001193125-08-005423).

(e)(1) Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 120 via EDGAR on December 6, 2002, accession number 0001004402-02-000540).

   (2) Distribution Agreement between Registrant and Foreside Fund Services, LLC dated November 24, 2003 as amended and restated October 1, 2004 and August 8, 2005 (Exhibit (e)(2)) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number
          0001275125-06-000394.)

(f)       None.

(g)(1) Custodian Agreement between Registrant and Brown Investment Advisory & Trust Company relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number
          0001004402-03-000431).

   (2) Global Custodial Services Agreement between Forum Funds and Citibank, N.A (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(h)(1) Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

   (2)(2) Shareholder Service Plan of Registrant dated March 18, 1998 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed as Exhibit (9)(d) in post-effective amendment No. 65 via EDGAR on September 30, 1998, accession number 0001004402-98-000530).

   (3) Shareholder Service Plan of Registrant dated March 29, 2001, relating to Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 91 via EDGAR on April 3, 2001, accession number 0001004402-01-000118).

   (4) Shareholder Service Plan of Registrant dated November 24, 2003 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 142 via EDGAR on February 26, 2004, accession number 0001275125-04-000027).

   (5) Shareholder Service Plan of Registrant dated September 14, 2004 relating to Jordan Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h) (10) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

   (6) Shareholder Service Plan of Registrant dated September 22, 2004 relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

   (7) Contractual Fee Waiver Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund dated February 13, 2008 is filed herewith as Exhibit (h)(7).


   (8) Contractual Fee Waiver Agreement between Registrant and Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322).

   (9) Contractual Fee Waiver Agreement between Registrant and D.F. Dent and Company, Inc. regarding DF Dent Premier Growth Fund (Exhibit incorporated by reference as Exhibit (h)(10) in post-effective amendment No 211 via EDGAR on July 16, 2007, accession number 0001193125-07-155675).

   (10) Contractual Fee Waiver Agreement between Registrant and AH Lisanti Capital Growth, LLC regarding Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as Exhibit (h)(11) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (11) Contractual Fee Waiver Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund dated October 5, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

   (12) Contractual Fee Waiver Agreement between Registrant and Absolute Investment Advisers, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as Exhibit (h)(13) in post-effective amendment 212 via EDGAR on July 30, 2007, accession number 0001193125-07-165539).


   (13) Contractual Fee Waiver Agreement between Registrant and Dover Investment Management LLC regarding Dover Responsibility Fund dated January 23, 2008 is filed herewith as Exhibit (h)(13).

   (14) Form of Contractual Fee Waiver Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund dated November 29, 2007 is filed herewith as Exhibit (h)(14).


   (15) Compliance Services Agreement between Registrant and Foreside Compliance Services, LLC dated October 1, 2004 as amended and restated June 1, 2005 and August 8, 2006 (Exhibit (h)(22) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

   (16) Contractual Fee Waiver Agreement between Registrant and Liberty Street Advisors, Inc. regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (h)(18) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (17) Contractual Fee Waiver Agreement between Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (h) (19) in post-effective amendment No 211 via EDGAR on July 16, 2007, accession number 0001193125-07-155675).

   (18) Contractual Fee Waiver Agreement between Registrant and Merk Investments, LLC regarding Merk Hard Currency Fund (Exhibit incorporated by reference as Exhibit (h)(20) in post-effective amendment number 212 via EDGAR on July 30, 2007, accession number 0001193125-07-165539)

   (19) Contractual Fee Waiver Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Growth Equity Fund A Shares; Brown Advisory Value Equity Fund A Shares; Brown Advisory Small-Cap Value Fund A Shares; Brown Advisory Small-Cap Growth Fund A Shares; Brown Advisory Opportunity Fund Institutional and A Shares; Brown Advisory Real Estate Fund Institutional Shares; and Brown Advisory Maryland Bond Fund (Exhibit incorporated by reference as Exhibit (h)(21) in post-effective amendment No. 217 via Edgar on September 28, 2007, accession number 0001193125-07-210050).

   (20) Letter of Agreement between Registrant and RDK Strategies, LLC regarding Brown Advisory International Fund (Exhibit incorporated by reference as Exhibit(h)(22) in post-effective amendment No. 217 via Edgar on September 28, 2007 accession number 0001193125-07-210050).

   (21) Contractual fee waiver Agreement between Registrant and Dover Corporate Responsibility Management, LLC regarding Dover Long/Short Sector Fund (Exhibit incorporated by reference as Exhibit (h)(21) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).


(i)       Opinion and Consent of Counsel is filed herewith.

(j)       Consent of Independent Auditor is filed herewith.


(k)       None.

(l) Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)(1) Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Long/Short Sector Fund,
          Dover Responsibility Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, Merk Hard Currency Fund, SteepleView Fund, Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund, Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (m)(1) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

(n)(1) Rule 18f-3 Plan dated August 1, 2002 (as amended February 13, 2006) adopted by Registrant for Brown Advisory Small-Cap Growth Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory International Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Real Estate Fund, Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(2) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

   (2) Rule 18f-3 Plan dated September 14, 2004 adopted by Registrant for Auxier Focus Fund (Investor, A and C Shares) (Exhibit incorporated by reference as filed as Exhibit n(3) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number
          0001275125-04-000313).

   (3) Rule 18f-3 Plan adopted by Registrant for Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (n)(5) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (4) Rule 18f-3 Plan adopted by Registrant for Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (n)(6) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (5) Rule 18f-3 Plan adopted by Registrant for Dover Responsibility Fund (Exhibit incorporated by reference as filed as Exhibit (n)(7) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (6) Rule 18f-3 Plan adopted by Registrant for Golden Large Core Value Fund and Golden Small Core Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 179 via EDGAR on August 12, 2005, accession number 0001275125-05-000389).

   (7) Rule 18f-3 Plan adopted by Registrant for Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

   (8) Rule 18f-3 Plan adopted by Registrant for Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (9) Rule 18f-3 Plan adopted by Registrant for Liberty Street Horizon Fund to be filed by further amendment.

  (10) Rule 18f-3 Plan adopted by Registrant for Dover Long/Short Sector Fund (Exhibit incorporated by reference as filed as Exhibit (n)(10) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).



   (11) Rule 18f-3 Plan adopted by Registrant for Grisanti Brown Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(11) in post-effective amendment No. 226 via EDGAR on January 28, 2008, accession number 0001193125-08-013520).


(p)(1) Code of Ethics adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number
          0001275125-05-000362).

   (2) Code of Ethics adopted by Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

   (3) Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number
          0001004402-00-000327).

   (4) Code of Ethics adopted by Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

   (5) Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (6) Code of Ethics adopted by Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

   (7) Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 98 via EDGAR on June 28, 2001, accession number 0001004402-01-500127).

   (8) Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post effective amendment No.166 via EDGAR on February 28, 2005, accession number 0001275125-05-000122).

   (9) Code of Ethics adopted by Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (10) Code of Ethics adopted by Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (11) Code of Ethics adopted by AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

   (12) Code of Ethics adopted by Citigroup Global Transaction Services, Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)
          (1) in post-effective amendment No. 147 via EDGAR on July 30, 2004, accession number 0001275125-04-000225).

   (13) Code of Ethics adopted by Walter Scott & Partners Limited (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (14) Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (15) Code of Ethics adopted by Windowpane Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 162 via EDGAR on February 23, 2005, accession number 0001275125-05-00085).

   (16) Code of Ethics adopted by Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (17) Code of Ethics adopted by Forum Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (18) Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (19) Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (20) Code of Ethics adopted by Bernzott Capital Advisors (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (21) Code of Ethics adopted by Contravisory Research & Management Corp. (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (22) Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (23) Code of Ethics adopted by Kinetics Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (24) Code of Ethics adopted by Loomis, Sayles & Company, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(30) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (25) Code of Ethics adopted by Metropolitan West Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (26) Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (27) Code of Ethics adopted by TWIN Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (28) Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (29) Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number
          0001275125-05-000215).

   (30) Code of Ethics adopted by Dover Corporate Responsibility Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(39) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (31) Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (32) Code of Ethics adopted by Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (p) (41) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (33) Code of Ethics adopted by Alex. Brown Investment Management (Exhibit incorporated by reference as Exhibit (p)(34) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (34) Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(42) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number
          0001275125-05-000327).

   (35) Code of Ethics of Mohican Financial Management, LLC is filed as Exhiibit (p)(36) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322.

   (36)   Code of Ethics of Liberty Street Advisors, LLC is filed as Exhibit
          (p)(37) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 000-1193125-07-096322.

   (37) Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as Exhibit (p)(38) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (38) Code of Ethics adopted by GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

Other Exhibits:

(A) Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and
    J. Michael Parish, Trustees of Registrant (Exhibits incorporated by reference as other Exhibits (A) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None

ITEM 25. INDEMNIFICATION

    In accordance with Section 3803 of the Delaware Business Trust Act, Section
    10.02 of Registrant's Trust Instrument provides as follows:

    "10.02. INDEMNIFICATION

    (a) Subject to the exceptions and limitations contained in Section (b) below:

       (i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

       (ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    (b) No indemnification shall be provided hereunder to a Covered Person:

       (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

       (ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

           (A) By the court or other body approving the settlement;

           (B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

           (C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

    (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

    (e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

    (f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former

    Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

    With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Austin Investment Management, Inc.; Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

    "SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

    With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Alex. Brown Investment Management; Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; Brown Investment Advisory Incorporated; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Mastrapasqua & Associates; Merk Investments, LLC; Polaris Capital Management, Inc.; Spears, Grisanti & Brown, LLC; Windowpane Advisors, LLC; and Winslow Capital Management, LLC provide similarly as follows:

    "SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply."

    With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

    "(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

    After receipt of the Distributor's notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration

    Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

    (b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

    (c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

        (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

        (ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in
    Section 7 of this Agreement ("Trust Claims").

    (d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

    (e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

    (f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

    (g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

    (h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

    (i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Winslow Management Company, LLC

    The following chart reflects the directors and officers of Winslow, including their business connections, which are of a substantial nature. The address of Winslow is 99 High Street, 12th Floor, Boston, Massachusetts 02104 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Jack W. Robinson          President and Chief    Winslow, Adams
                              Investment Officer     Harkness Financial
                                                     Group

    Elizabeth Cluett Thors    Partner                Winslow

    Matthew W. Patsky         Partner                Winslow

(b) AH Lisanti Capital Growth, LLC

    The following chart reflects the directors and officers of AH Lisanti, including their business connections, which are of a substantial nature. The address of AH Lisanti is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Mary Lisanti              President              AH Lisanti

    John Adams                Chairman               AH Lisanti, Canaccord
                                                     Adams Inc.

    Kevin Dunn                Director               AH Lisanti, Canaccord
                                                     Adams Inc.

(c) Austin Investment Management, Inc.

    The following chart reflects the directors and officers of Austin, including their business connections of a substantial nature. The address of Austin is Madison Avenue, 28th Floor, New York, New York 10022.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Peter A. Vlachos          Founder & President    Austin Investment
                                                     Management, Inc.

    Anthony G. Orphanos       Managing Director      Austin Investment
                                                     Management, Inc.

    David E. Rappa            Managing Director      Austin Investment
                                                     Management, Inc.

    Zoe A. Vlachos            Managing Director      Austin Investment
                                                     Management, Inc.

(d) Auxier Asset Management LLC

    The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

      Name                      Title                  Business Connection
      ------------------------  ---------------------  -------------------
      James J. Auxier           Chief Executive        Auxier
                                Officer

      Lillian Walker            Chief Compliance       Auxier
                                Officer

(e) Brown Investment Advisory Incorporated

    The following chart reflects the directors and officers of Brown, including their business connections, which are of a substantial nature. The address of Brown, Brown Investment Advisory & Trust Company and Brown Advisory Holdings, Incorporated is 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Michael D. Hankin         President & Director   Brown

                              Director and Chief     Brown Investment
                              Executive Officer,     Advisory and Trust
                              Trustee                Company

                              Director, President    Brown Advisory
                              and Chief Executive    Holdings, Incorporated
                              Officer

    David M. Churchill        Treasurer & Director   Brown

                              Treasurer and Chief    Brown Investment
                              Financial Officer      Advisory and Trust
                                                     Company

                              Treasurer and Chief    Brown Advisory
                              Financial Officer      Holdings, Incorporated

    Patrick J. Ventura        Chief Compliance       Brown
                              Officer

(f) Cardinal Capital Management, L.L.C.

    The following chart reflects the directors and officers of Cardinal, including their business connections, which are of a substantial nature. The address of Cardinal is One Fawcett Place, Greenwich, Connecticut 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Amy K. Minella            Managing Partner       Cardinal

    Eugene Fox                Managing Director      Cardinal

    Robert B. Kirkpatrick     Managing Director      Cardinal

    Thomas J. Spelman         Managing               Cardinal
                                 Director/Chief
                              Financial
                              Officer/Chief
                               Compliance Officer

(g) D.F. Dent and Company, Inc.

    The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Daniel F. Dent            President and          D.F. Dent
                              Treasurer

    Sutherland C. Ellwood     Vice President         D.F. Dent

    Thomas F. O'Neil          Vice President and     D.F. Dent
                              Secretary

    Linda W. McCleary         Vice President         D.F. Dent

(h) Golden Capital Management, LLC

    The following chart reflects the directors and officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Greg Golden               Principal, President   Golden Capital
                              & CEO                  Management

    Jeff C. Moser             Principal, Managing    Golden Capital
                              Director               Management

    Jonathan Cangalosi        Managing Director      Golden Capital
                                                     Management

    Lynette Alexander         Managing Director &    Golden Capital
                              CCO                    Management

    Robi Elnekave             Managing Director      Golden Capital
                                                     Management

(i) H.M. Payson & Co.

    The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    John C. Downing           Managing Director,     H.M. Payson & Co.
                              Treasurer,
                                Chief Compliance
                              Officer

    Thomas M. Pierce          Managing Director      H.M. Payson & Co.

    Peter E. Robbins          Managing Director,     H.M. Payson & Co.
                                Chief Investment
                              Officer

    John H. Walker            Managing Director,     H.M. Payson & Co.
                              Chairman of the Board

    Teresa M. Esposito        Managing Director,     H.M. Payson & Co.
                                Chief Operations
                              Officer

    John C. Knox              Managing Director      H.M. Payson & Co.

    Michael R. Currie         Managing Director,     H.M. Payson & Co.
                              President

    William N. Weickert       Managing Director,     H.M. Payson & Co.
                              Director of Research

(j) King Investment Advisors, Inc.

    The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                              Title             Business Connection
    ------------------------  ----------------------   ----------------------
    Roger E. King             Chairman and President   King

    John R. Servis            Director                 King

                              Owner, Commercial        John R. Servis
                              Real Estate              Properties
                                                       626 Wilcrest Dr.
                                                       Houston,TX 77024

    Pat H. Swanson            Chief Compliance Officer King

    Jane D. Lightfoot         Secretary/Treasurer      King

(k) Munder Capital Management

   The following chart reflects the directors and principal executive officers of Munder, including their business connections, which are of a substantial nature.The address of Munder is 480 Pierce Street, Birmingham, Michigan 48009 and unless otherwise indicated below, that address is the principa business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------- ----------------------
    James S.Adams             Chief Executive         Munder
                                Officer and Chief
                               Investment Officer

    Peter K. Hoglund          Managing Director       Munder
                              and Chief
                                 Administrative
                              Officer

    Anne K. Kennedy           Managing Director       Munder

    Peter G. Root             Managing Director       Munder
                              and Chief Investment
                              Officer

    Stephen J. Shenkenberg    Managing Director,      Munder
                                General Counsel,
                                Chief Compliance
                              Officer and
                              Secretary

   Sharon E. Fayolle          Managing Director       Munder

   Beth A. Obear              Managing Director       Munder

   James V. Fitzgerald        Managing Director       Munder

   Tony Y. Dong               Managing Director       Munder

   Munder Capital Holdings,   General Partner         Munder
   LLC

   Munder Capital Holdings    General Partner         Munder
   II, LLC

(l) Polaris Capital Management, Inc.

    The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Bernard R. Horn, Jr.      President, Portfolio   Polaris
                              Manager

    Edward E. Wendell, Jr.    Treasurer              Polaris

                              President              Boston Investor
                                                     Services, Inc.

(m) Grisanti Brown & Partners, LLC

    The following chart reflects the directors and officers of Spears, Grisanti & Brown, LLC, including their business connections, which are of a substantial nature. The address of Shaker is 45 Rockefeller Plaza, 17th Floor, New York, New York, 10111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Vance C. Brown            Principal              Spears, Grisanti &
                                                     Brown

    Christopher C. Grisanti   Principal              Spears, Grisanti &
                                                     Brown

(n) Windowpane Advisors, LLC

    The following chart reflects the directors and officers of Windowpane, including their business connections, which are of a substantial nature. The address of Windowpane is 60 W. Broadway, Suite 1010, San Diego, California 92101-3355 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Michael Stolper           Managing Member        Windowpane

    Barbara Ann Malone        Managing Member        Windowpane

(o) Hellman, Jordan Management Co., Inc.

    The following chart reflects the directors and officers of Hellman, including their business connections, which are of a substantial nature. The address of Hellman is 75 State Street, Boston, Massachusetts 02109 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Gerald R. Jordan, Jr.     Chairman               Hellman

    Gerald Reid Jordan        President              Hellman

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Nicholas Gleysteen        Senior Vice President  Hellman

    Susan G. Lynch
                              Vice President         Hellman

    Luke Murphy
                              Vice President         Hellman

    Ethan T. Brown
                              Vice President         Hellman

(p) GMB Capital Management, LLC

    The following chart reflects the directors and principal executive officers of GMB, including their business connections, which are of a substantial nature. The address of GMB is Ten Post Office Square, Suite 1200, Boston, Massachusetts 02109 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------- ----------------------
    Gabriel R. Bitran         Managing Member,       GMB
                                Chief Investment
                              Officer
    Marco Bitran              Managing Member,       GMB
                                 Chief Operating
                              Officer
    Kirstin Anderson          Chief Financial        GMB
                                 Officer, Chief
                               Compliance Officer

(q) Absolute Investment Advisers, LLC

    The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Anthony R. Bosch          Principal              Absolute

    Brian D. Hlidek           Principal              Absolute

    James P. Compson          Principal              Absolute

    Christian E. Aymond       Principal              Absolute

    Alexander H. Petro        Principal              Absolute

    Fort Hill Capital         Direct Owner           Absolute
    Management

(r) Aronson+Johnson+Ortiz, LP

    The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20/th/ Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Theodore R. Aronson       Managing Principal;    Aronson;
                              Limited Partner;       Member of
                              Member of Aronson+     Aronson+Johnson+Ortiz,
                              Johnson+ Ortiz, LLC    LLC

                              Principal; Limited     Aronson
    Martha E. Ortiz           Partner

                              Principal; Limited     Aronson
    Kevin M. Johnson          Partner

                              Principal; Limited     Aronson
    Paul E. Dodge             Partner

                              Principal; Limited     Aronson
    Stefani Cranston          Partner

                              Principal; Limited     Aronson
    Gina Maria N. Moore       Partner

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Gregory J. Rogers         Principal; Limited     Aronson
                              Partner

    Aronson+Johnson+Ortiz,    General Partner        Aronson
    LLC

    Joseph F. Dietrick        Chief Compliance       Aronson
                              Officer; Chief Legal
                              Officer

    Douglas D. Dixon          Principal; Limited     Aronson
                              Partner

    R. Brian Wenzinger        Principal; Limited     Aronson
                              Partner

(s) Bernzott Capital Advisors

    The following chart reflects the directors and officers of Bernzott, including their business connections, which are of a substantial nature. The address of Bernzott is 888 W. Ventura Blvd., Suite B, Camarillo, California 93010-8383 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Kevin Bernzott            Chairman; CEO;         Bernzott
                               Compliance Officer

    Peter F. Banks            President; Chief       Bernzott
                               Investment Officer

    Dale A. Eucker            Director               Bernzott

    Randall A. Schouten       Director               Bernzott

    Priscilla A. Olsen        Chief Financial        Bernzott
                              Officer

    Denelle Rutherford        Director               Bernzott

    Thomas A. Derse           Director               Bernzott

    Madeline Rhods            Director               Bernzott

    Bernzott Capital          Shareholder            Bernzott
    Advisors Profit Sharing
    Plan

    Hans Walsh                Director               Bernzott

(t) Contravisory Research & Management Corp.

    The following chart reflects the directors and officers of Contravisory, including their business connections, which are of a substantial nature. The address of Contravisory is 99 Derby Street, Suite 302, Hingham, Massachusetts 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    George E. Noonan, Jr.     Chairman               Contravisory

    William M. Noonan         President & Chief      Contravisory
                                Executive Officer

    Philip A. Noonan          Chief Operating        Contravisory
                              Officer

(u) Horizon Asset Management, Inc.

    The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Denise M. Kashey          Director               Horizon

    Steven Bregman            Director; President &  Horizon
                                Chief Operations
                              Officer

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Peter Doyle               Director; Vice
                              President;             Horizon

    Thomas C. Ewing
                              Director               Horizon

    Andrew M. Fishman
                                Chief Compliance
                                 Officer;General
                              Counsel & Secretary    Horizon

    John Meditz
                                 Vice Chairman;
                              Director               Horizon

    Murray Stahl
                              Chairman; Treasurer &
                                 Chief Executive
                              Officer                Horizon

(v) Kinetics Asset Management, Inc.

    The following chart reflects the directors and officers of Kinetics, including their business connections, which are of a substantial nature. The address of Kinetics is 16 New Broadway, Sleepy Hollow, New York 10591 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Bruce P. Abel             Director; Secretary    Kinetics

    Lawrence P. Doyle         Chairman               Kinetics

    Peter Doyle               President; CEO;        Kinetics
                                 Director; Chief
                              Investment Strategist

    Andrew M. Fishman         Chief Compliance       Kinetics
                               Officer & Assistant
                              Secretary

    Leonid Polyakov           Director; CFO          Kinetics

    James G. Doyle            Of Counsel             Kinetics

    Jay Kesslen               General Counsel        Kinetics

    Frank Costa               Shareholder            Kinetics

    Kinetics Voting Trust     Trust is Shareholder   Kinetics

    Susan C. Conway           Shareholder            Kinetics

    Karen & Larry Doyle       Shareholder            Kinetics
    Irrevocable Trust

    Karen Doyle Trust         Shareholder            Kinetics

    Lawrence Doyle Trust      Shareholder            Kinetics

(w) Loomis, Sayles & Company, L.P.

    The following chart reflects the directors and officers of Loomis, including their business connections, which are of a substantial nature. The address of Loomis is One Financial Center, Boston, Massachusetts 02111-2621 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Loomis, Sayles &          General Partner of     Loomis
    Company, Inc. ("LSCI")    Loomis

    Natixis Global Asset      Limited Partner of     Loomis; Shareholder of
    Management , L.P.         Loomis; Shareholder    NGAM Holdings
    ("NGAMLP")                (IXIS AM Holdings)

    Robert J. Blanding        President, Chief       Loomis
                               Executive Officer &
                              Chairman of LSCI and
                              Loomis

    Kevin P. Charleston       Executive Vice         Loomis
                                President, Chief
                              Financial Officer and
                              Director of LSCI and
                              Loomis

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Daniel J. Fuss            Executive Vice         Loomis
                               President and Vice
                              Chairman of LSCI and
                              Loomis

    John F. Gallagher         Executive Vice         Loomis
                              President and
                              Director of LSCI and
                              Loomis

    Lauriann C. Kloppenburg   Executive Vice         Loomis
                              President, Chief
                              Investment
                              Officer-Equity and
                              Director of LSCI and
                              Loomis

    Pierre P. Servant         Director of LSCI       NGAM

    John R. Gidman            Executive Vice         Loomis
                                President, Chief
                               Information Officer
                              and Director of LSCI
                              and Loomis

    Donald P. Ryan            Vice President, Chief  Loomis
                               Compliance Officer
                               and Counsel of LSCI
                              and Loomis

    Jaehoon Park              Executive Vice         Loomis
                              President, Chief
                              Investment
                              Officer-Fixed Income
                              and Director of LSCI
                              and Loomis

    Jean S. Loewenberg        Executive Vice         Loomis
                              President, Secretary,
                               Chief Legal Officer
                              and Director of LSCI
                              and Loomis

    Mark E. Smith             Executive Vice         Loomis
                              President and
                              Director of LSCI and
                              Loomis

    Natixis Global Asset      Shareholder            LSCI
    Management Holdings, LLC
    ("NGAM Holdings")

    Natixis Global Asset      General Partner        NGAMLP
    Management, LLC ("NGAM
    LLC")

    Natixis Global Asset      Limited Partner;       NGAMLP; NGAM, LLC
    Management Corporation    Member
    ("NGAM")

    Natixis Global Asset      Shareholder of Series  NGAM Corp.
    Management ("NGAM")       A Preferred            NGAMP I
                              Shareholder

    Natixis Global Asset      Shareholder of Common  NGAM Corp.
    Management                Stock
    Participations I
    ("NGAMPI")

    NXBP I                    Shareholder            NGAM

    Natixis                   Shareholder            NXBP I

    Caisse Nationale Des      Shareholder            Natixis
    Caisses D'Epargne
    ("CNCE")

    Banque Federale des       Shareholder            Natixis
    Banques Populaires

(x) Metropolitan West Asset Management, LLC

    The following chart reflects the directors and officers of Metropolitan, including their business connections, which are of a substantial nature. The address of Metropolitan is 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025-6552 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Tad Rivelle               Chief Investment       Metropolitan West
                                Officer; Managing
                              Director

    Laird R. Landmann         Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Scott B. Dubchansky       Chief Executive        Metropolitan West
                                Officer, Managing
                              Director

    Bryan Whalen              Specialist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Mitchell Flack            Specialist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Stephen M. Kane           Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Joseph D. Hattesohl       Chief Financial        Metropolitan West
                                Officer; Managing
                              Director

    David B. Lippman          Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Anthony C. Scibelli       Director of            Metropolitan West
                               Marketing; Managing
                              Director

    Patrick A. Moore          Director of Client     Metropolitan West
                                Service; Managing
                              Director

    Keith T. Kirk             Chief Compliance       Metropolitan West
                              Officer

    MWAM Holdings, LLC        Member                 Metropolitan West

(y) SSI Investment Management, Inc.

    The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    John D. Gottfurcht        President              SSI

    Amy J. Gottfurcht         Chairman; CEO;         SSI
                              Secretary

    George M. Douglas         Vice President; Chief  SSI
                               Investment Officer

    Syed F. Mehdi             CCO; Vice President    SSI
                                 Human Resources

    David W. Rosenfelder      Vice President;        SSI
                                Portfolio Manager

(z) TWIN Capital Management, Inc.

    The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-

    3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Geoffrey Gerber           President; CIO         TWIN

    James D. Drake            Controller; Chief      TWIN
                               Compliance Officer

    Christopher Erfort        Senior Vice            TWIN
                              President, Portfolio
                              Management

    James Hough               Senior Vice            TWIN
                              President,
                              Quantitative Systems

(aa)Yacktman Asset Management Co.

    The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Donald A. Yacktman        President & Treasurer  Yacktman

    Ronald W. Ball            Senior Vice President  Yacktman

    Stephen A. Yacktman       Senior Vice President  Yacktman
                              & Secretary

    Jason Subotky             Vice President         Yacktman

    Russell Wilkins           Vice President         Yacktman

    Kent Arnett               Vice President &
                                Chief Compliance
                              Officer

(bb)Kovitz Investment Group, LLC.

    The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Mitchell A. Kovitz        Chief Executive        Kovitz
                              Officer

    Jonathan A. Shapiro       Chief Financial        Kovitz
                              Officer

    Marc S. Brenner           President, Chief       Kovitz
                                Legal Officer and
                                Chief Compliance
                              Officer

    Bruce A. Weininger        Vice President         Kovitz

    Harold (Skip)             Managing Director      Kovitz
    Gianopulos, Jr.

    Edward W. Edens           Director-Client        Kovitz
                              Services

    Richard P. Salerno        Director-Fixed Income  Kovitz

(cc)Mohican Financial Management, LLC.

    The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Eric C. Hage              Managing Member,       Mohican
                                 Chief Executive
                                 Officer & Chief
                               Information Officer

    Daniel C. Hage            Chief Operating        Mohican
                               Officer and Senior
                              Trader

(dd)Merk Investments, LLC

    The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  -----------------------
    Axel Merk                 President              Merk

    Kimberly Schuster         Chief Compliance       Merk
                              Officer                Falcon Research, Inc.
                              Chief Financial        Feshbach Investments,
                              Officer                LLC
                                                     Main Office:
                                                     33 N. Garden Ave.,
                                                     Ste. 770
                                                     Clearwater, FL 33755
                                                     Phone: 727-298-5436
                                                     Fax: 727-298-5402
                                                     CFO Office:
                                                     2762 Bayshore Parkway
                                                     #1001
                                                     Mountain View, CA 94043


(ee)Dover Investment Management LLC


    The following chart reflects the directors and officers of Dover, including their business connections, which are of a substantial nature. The address of Dover is 140 Greenwich Avenue, Greenwich, CT 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                     Business Connection
    ------------------------  ------------------------ ----------------------
    Richard M. Fuscone        Chairman                 Dover

    Douglas R. Cliggott       Chief Investment Officer Dover

    Kathryn P. Beller         Chief Compliance Officer Dover


(ff)Alex. Brown Investment Management

    The following chart reflects the directors and officers of Alex. Brown, including their business connections, which are of a substantial nature. The address of Alex. Brown is 1 South Street, Baltimore, MD 21202 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Lee S. Owen               Co-President           Alex. Brown

    Bruce E. Behrens          Co-President           Alex. Brown

    James D. Brown            Director               Alex. Brown

    Robert H. Vernon          Director               Alex. Brown

    Hobart C. Buppert         Director, Portfolio    Alex. Brown
                              Manager

    Nancy I. Denney           Chief Compliance       Alex. Brown
                              Officer

(gg)Liberty Street Advisors, LLC

    The following chart reflects the directors and officers of Liberty Street Advisors, LLC, including their business connections, which are of a substantial nature. The address of Liberty Street Advisors, LLC is 55 Liberty Street,

    New York, New York 10005, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    James Celico              Chief Financial        Liberty Street
                              Officer

    Raymond Hill              Chairman               Liberty Street

    Timothy Reick             CEO and Chief          Liberty Street
                               Compliance Officer

(hh) GMB Capital Management, LLC

    The following chart reflects the directors and officers of GMB Capital Management LLC, including their business connections, which are of a substantial nature. The address of GMB is Ten Post Office Square, Suite 1210, Boston, MA 02109 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Marco Bitran              Managing Member        Professor, Sloan
                                                     School Management

    Gabriel R. Bitran         Managing Member

    Kristian N. Anderson      Principal

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant's Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

    American Beacon Funds                         Henderson Global Funds
    American Beacon Mileage Funds                 Hirtle Callaghan Trust
    American Beacon Select Funds                  Ironwood Series Trust
    Bridgeway Funds, Inc.                         Monarch Funds
    Central Park Group Multi-Event Fund           PMC Funds, Series of the
                                                  Trust for Professional
                                                  Managers
    Century Capital Management Trust              Sound Shore Fund, Inc.
    Forum Funds                                   Wintergreen Fund, Inc.
    FocusShares Trust                             The CNL Funds
                                                  The Japan Fund, Inc.
                                                  SPA ETF Trust


(b) The following are officers of Foreside Fund Services, LLC, the Registrant's Principal Underwriter. Their business address is Two Portland Square, First Floor, Portland, Maine 04101.


                              Position with              Position with
    Name                      Underwriter                  Registrant
    ------------------------  ---------------------  ----------------------

    Mark S. Redman            President              None

    Nanette K. Chern          Vice President,        AMLCO
                                Secretary & Chief
                               Compliance Officer

    Richard J. Berthy         Vice President &       None
                               Treasurer

    Mark A. Fairbanks         Vice President,        None
                              Assistant Secretary &
                              Deputy Chief
                               Compliance Officer


(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 26 hereof.

ITEM 29. MANAGEMENT SERVICES

    Not Applicable.

ITEM 30. UNDERTAKINGS

    None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Maine, on February 29, 2008.


                                              FORUM FUNDS

                                              By: /s/ Simon D. Collier
                                                  -----------------------------
                                                  Simon D. Collier, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on February 29, 2008.


(a) Principal Executive Officer

    /s/ Simon D. Collier
    -----------------------------------------
    Simon D. Collier
    President

(b) Principal Financial Officer

    /s/ Trudance L.C. Bakke
    -----------------------------------------
    Trudance L.C. Bakke
    Principal Financial Officer and Treasurer

(c) A majority of the Trustees

    John Y. Keffer, Trustee*
    James C. Cheng, Trustee*
    J. Michael Parish, Trustee*
    Costas Azariadis, Trustee*

    By: /s/ Velvet R. Regan
        -------------------------
        Velvet R. Regan
        Attorney in fact
--------
* Pursuant to powers of attorney previously filed as Other Exhibits (A).

                                 EXHIBIT LIST

EXHIBIT


(d)(16) Investment Advisory Agreement between Registrant and Dover Investment Management LLC is filed herewith.
(h)(7) Contractual Fee Waiver Agreement between Registrant and King Investment Advisors, Inc.; regarding Fountainhead Special Value Fund is filed herewith.
(h)(13) Contractual Fee Waiver Agreement between Registrant and Dover Investment Management LLC regarding Dover Responsibility Fund is filed herewith.
(h)(14) Contractual Fee Waiver Agreement between Registrant and Alex Brown Investment Management regarding Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund is filed herewith.
(i)     Opinion and Consent of Counsel is filed herewith
(j)     Consent of Independent Auditor is filed herewith